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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-6532

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e -1):

Annual Report

May 31, 2012

Classes A, B, C, I, O, R and W

Domestic Equity and Income Fund

■ ING Core Equity Research Fund

Domestic Equity and Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Large Cap Growth Fund

■ ING Small Company Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	12

Report of Independent Registered Public Accounting Firm	14

Statements of Assets and Liabilities	15

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	23

Summary Portfolios of Investments	36

Tax Information	46

Director and Officer Information	47

Advisory Contract Approval Discussion	52

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

A World without Fear

Dear Shareholder:

Fondly and sadly, we bid farewell in June to Ray Bradbury, the highly respected science-fiction writer and social commentator. Bradbury had an uncanny ability to foresee technological advances — in 1950, he envisioned wall-sized flat screen televisions and iPod-like music systems — and to examine their social implications. He recognized the fear that new technologies might bring abuses, yet hoped that humanity could avoid these risks and benefit from the technologies.

Today's technologies bring worldwide news into our homes in minutes. Fear saturates the news media and plays out daily in the global financial markets. We get a lot of noise but not much signal; we see "risk-on" trading one day, "risk-off" trading the next. Certainly, there are reasons to be fidgety: the mature economies seem incapable of mustering the will to solve their problems, and the developing economies still depend on the developed markets to buy their goods. Under such conditions, small news can move markets; it can be challenging to find assets that reduce uncertainty, and it takes courage to acknowledge fear and still be an optimist.

That's why we continue to advocate a well-diversified, disciplined approach to portfolio construction. We live in uncertain times, so it's important to keep your goals in sight and not get distracted by passing investment fads, fleeting profit opportunities or seemingly fearful events that may already be reflected fully in market prices.

Bradbury was right to caution about the risks of our inventions, but his other point — despite the hazards we have choices — applies to investors, too. While the risk of losses may be real, don't get drawn into decisions that may hinder the pursuit of your goals. Discuss your ideas thoroughly with your investment advisor and keep your portfolio well-diversified and flexible. And having taken care of that, relax and perhaps enjoy one of Ray Bradbury's books — they're still excellent reads.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 22, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2012

At the half way point in our fiscal year, global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends, were down 10.15%. As bad as this sounds, losses had been almost halved by October's 8.55% surge based on better economic news from the US. The gain mostly held through December and gathered new strength in the first quarter 2012, before new doubts arose in April and intensified in May. For the whole fiscal year the MSCI World IndexSM fell 7.75%. (The MSCI World IndexSM returned (11.02)% for the one year ended May 31, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012, and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors' relief at a healthier labor market was reinforced by the positive results in March of the Federal Reserve's stress tests on banks. Reported fourth quarter 2011 gross domestic product ("GDP") growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers' indices were clearly in expansion territory.

But the positive momentum faded. The May employment report showed only 115,000 new jobs created in April, while the paring of the unemployment rate to 8.1% was in part due to workers leaving the workforce. Durable goods orders fell the most in three years in March and barely budged in April. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still slipping on an annual basis, albeit at a decelerating rate, as sales struggled to gain traction, despite record low mortgage interest rates. On the last day of May, first quarter 2012 GDP growth was revised down to 1.9% and the Chicago Purchasing Managers' index of manufacturing activity in the Midwest was reported at the lowest since September 2009. The fiscal year ended with investor sentiment very fragile.

The euro zone's enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank ("ECB") President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations ("LTRO"). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell.

But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell and France, where a Socialist president was elected in May. Back at the periphery, inconclusive May elections in Greece meant further elections in June, now widely seen as a referendum on staying in the euro zone.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.12% over the fiscal year. Within this index, the Barclays Capital Corporate Investment Grade Bond sub-index returned 8.37%. Investors saw good value in the sector even as risk appetite ebbed and flowed. The Barclays Capital U.S. Treasury sub-index returned 9.05%, benefiting from waves of risk aversion and wafer-thin short term interest rates. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index was volatile but ended up 3.97% for the year.

U.S. equities, represented by the S&P 500® Index including dividends, fell by just 0.41% for the fiscal year, which concealed average monthly movements of 3.92%. Resilient S&P 500® company earnings offset the macro concerns discussed above, with the trailing 12-month operating earnings yield on March 31 estimated at nearly 7%, according to Standard & Poor's. Sector index returns showed wide disparities, ranging from utilities up 10.66% to energy down 14.76%.

In currencies, the euro zone's problems finally took their toll on the euro, the dollar appreciating 16.24% over the fiscal year. The pound fell in sympathy with the euro, by 6.91%, due to the U.K.'s close trade ties to the euro zone. But the dollar fell back against the yen by 3.47% despite the Bank of Japan's announcement in February of a 1% inflation target and promise of strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index lost 13.58% in the fiscal year, most of it in May. The economy struggled to recover from the earthquake and tsunami of March 2011. The Bank of Japan's February initiatives raised hopes that asset reflation might be under way at last, before concerns about Europe and U.S. growth resurfaced in April. MSCI Europe ex UK® Index slumped 17.81%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment perched at 10.9%, a euro-era high. The MSCI UK® Index fell 7.49%, like Japan, mostly in May. The economy unexpectedly re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's performance is subject to change since the period's end and may be loweror higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

ING CORE EQUITY RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING Core Equity Research Fund (the "Fund" or "Core Equity Research") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the one year ended May 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of (1.29)% compared to the S&P 500® Index which returned (0.41)% for the same period.

Portfolio Specifics: The reporting period was characterized by high levels of market volatility and insufficient policy responses in the developed markets. At times it seemed investors were ready to embrace the possibilities of risk-taking, but then those old nagging fears — a euro zone in disarray, a U.S. economy unable to sustain positive momentum, a potential Chinese hard landing — resurfaced to once again corrode confidence.

The Fund outperformed its benchmark for the period before deducting fees and expenses, but underperformed after deducting fees and expenses. The strongest detractors for the period were the Fund's security selections in the consumer staples, energy, healthcare, utilities and financial sectors. In contrast, security selections within the information technology ("IT"), consumer discretionary and telecommunication services sectors were most beneficial to returns.

The Fund's position in energy company Arch Coal Inc. was unfavorable. The coal market was weak during the period and perceived weakness from China added to underperformance. Depressed prices for natural gas, which is an alternative fuel, added downward pressure on coal pricing and worsened weak investor sentiment. We trimmed our position in Arch but continue to hold it as we believe that the acquisition it made last year helps Arch further balance its diversified coal portfolio, especially in the structurally under-supplied met coal markets. We believe that Arch continues to be in a strong competitive position and will benefit from the improving demand in electrical, industrial and steel demand both domestically and globally.

In materials, our position in Allegheny Technologies Inc., a diversified specialty metals producer, detracted from performance. The company raised its fiscal year 2011 revenue guidance and declared a quarterly dividend. However, increased risk aversion and top-down macroeconomic pessimism hurt the stock during the period. Underperformance was associated with softer global economic activity and weaker metals prices.

Within financials, owning JPMorgan Chase & Co. and Prudential Financial Inc. detracted from returns. JPMorgan Chase & Co. slipped after CEO Jamie Dimon reported that the bank lost $2 billion in its synthetic derivatives portfolio, which was meant to hedge the bank's European exposure. Prudential reported earnings below analyst estimates, causing the stock price to decline. We continue to hold these positions, believing that their valuations are attractive and that the longer-term earnings prospects are better than generally expected.

Within consumer discretionary, owning the recently listed stock for Michael Kors Holdings Ltd. ("KORS") added to returns. The company engages in the design and retail of branded women's apparel and accessories and men's apparel, and saw strong performance for the first quarter of 2012. Our investment thesis was that KORS's unit store growth, same-store sales, licensing revenues and operating margins would exceed expectations and would drive earnings growth well above average. Our thesis was validated by the significant positive earnings reported by KORS for the quarter.

Within IT, the Fund's position in hard disk drive manufacturer Seagate Technology Inc. was an outstanding performer. Seagate benefited from industry supply constraints arising from the Thailand floods, where Seagate was much less exposed than its competitors. What's more, the industry is in the process of consolidating from four major producers to only two. As a result, we expect the company to gain share and enjoy stronger pricing. Owning Apple Inc. also added to returns; better than expected revenue and profit results, driven by demand for its iPhone and iPad products along with a dividend announcement, boosted the stock's performance.

Current Strategy & Outlook: While Europe remains headline news, the recalibration of global growth across the developed and emerging worlds is the real story, and we believe it will continue to batter the market until fiscal disunion and competitive imbalances are addressed. Greece will have to be answered first, followed by Spain; in the fall, all eyes will turn to the U.S. elections and the looming year-end fiscal cliff.

We have been taking advantage of market volatility to add to existing positions during corrections or to initiate new positions. Currently, the Fund is overweight in the consumer discretionary sector, within media and consumer services companies; in the industrials sector, within capital goods companies; and in the telecommunication services sector. The Fund is underweight in consumer staples, particularly among the beverage and tobacco companies and the food staples and retailing companies; and in the health care sector, within pharmaceuticals, biotechnology and life sciences companies.

Sector Diversification
as of May 31, 2012
(as a percentage of net assets)

Information Technology	20.0%
Consumer Discretionary	13.1%
Financials	12.7%
Industrials	11.9%
Energy	11.0%
Health Care	10.0%
Consumer Staples	8.5%
Telecommunication Services	4.5%
Materials	3.6%
Utilities	2.3%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2012
(as a percentage of net assets)

Apple, Inc.	6.1%
ExxonMobil Corp.	4.7%
Google, Inc. - Class A	3.5%
Procter & Gamble Co.	3.0%
Wells Fargo & Co.	2.8%
Pfizer, Inc.	2.6%
Intel Corp.	2.3%
AT&T, Inc.	2.3%
Oracle Corp.	2.0%
Comcast Corp. - Class A	1.9%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORE EQUITY RESEARCH FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class O February 6, 2009		Since Inception of Class R August 5, 2011	Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	(6.98)%	(2.35)%	2.99%	—		—	—
Class B(2)	(6.95)%	(2.34)%	2.83%	—		—	—
Class C(3)	(3.07)%	(1.95)%	2.82%	—		—	—
Class I	(0.97)%	(0.92)%	3.88%	—		—	—
Class O	(1.36)%	—	—	14.18%		—	—
Class R	—	—	—	—		12.70%	—
Class W	(1.10)%	—	—	—		—	11.77%
Excluding Sales Charge:
Class A	(1.29)%	(1.19)%	3.61%	—		—	—
Class B	(2.06)%	(1.95)%	2.83%	—		—	—
Class C	(2.09)%	(1.95)%	2.82%	—		—	—
Class I	(0.97)%	(0.92)%	3.88%	—		—	—
Class O	(1.36)%	—	—	14.18%		—	—
Class R	—	—	—	—		12.70%	—
Class W	(1.10)%	—	—	—		—	11.77%
S&P 500® Index	(0.41)%	(0.92)%	4.14%	17.41	%(4)	11.28%	14.92	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Core Equity Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ﬂuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from February 1, 2009.

(5)  Since inception performance for the index is shown from June 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the ''Fund'' or "Corporate Leaders 100") seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of (1.46)% compared to the S&P 500®Index, which returned (0.41)% for the same period.

Portfolio Specifics: The reporting period was characterized by high levels of market volatility and insufficient policy responses in the developed markets. At times it seemed investors were ready to embrace the possibilities of risk-taking, but then those old nagging fears — a euro zone in disarray, a U.S. economy unable to sustain positive momentum, a potential Chinese hard landing — resurfaced to once again corrode confidence.

The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated.

The Fund is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings.

Over the one-year reporting period, the Fund underperformed the S&P 500® Index, particularly within the information technology, telecommunication services and materials sectors. This was offset by positive performance in the health care, consumer discretionary and financial sectors. In terms of individual holdings, top contributors on a relative basis included overweight positions in Bank of America Corp., Citigroup Inc. and MasterCard Inc., Visa Inc. and Nike Inc. Top detractors included an underweight position in Apple Inc., along with overweight positions in Sprint Nextel Corp., Avon Products Inc., Alcoa Inc. and Baker Hughes Inc.

Current Strategy and Outlook: As of the end of the reporting period, the strategy's largest sector overweights were in industrials, consumer staples and consumer discretionary, while in information technology, financials and telecommunication services represented the largest underweights. Sector exposures are purely a function of the strategy's quantitative investment discipline, however, and are not actively managed.

Sector Diversification
as of May 31, 2012
(as a percentage of net assets)

Information Technology	14.9%
Financials	14.0%
Industrials	13.6%
Consumer Staples	12.5%
Consumer Discretionary	12.0%
Health Care	11.2%
Energy	11.1%
Materials	3.8%
Utilities	3.1%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2012
(as a percentage of net assets)

SPDR Trust Series 1	2.0%
Verizon Communications, Inc.	1.2%
AT&T, Inc.	1.1%
Wal-Mart Stores, Inc.	1.1%
eBay, Inc.	1.1%
Walt Disney Co.	1.1%
Altria Group, Inc.	1.1%
Gilead Sciences, Inc.	1.1%
Amazon.com, Inc.	1.1%
Union Pacific Corp.	1.1%

Portfolio holdings are subject to change daily.

*  The Board of Directors of the Fund has approved the merger of ING Index Plus LargeCap Fund with and into the Fund. The merger has received shareholder approval and took place on or about July 21, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORPORATE LEADERS 100 FUND

Average Annual Total Returns for the Period Ended May 31, 2012
	1 Year	Since Inception of Classes A, B, C, I and W June 30, 2008		Since Inception of Classes O and R March 23, 2012
Including Sales Charge:
Class A(1)	(7.12)%	2.37%		—
Class B(2)	(7.07)%	2.48%		—
Class C(3)	(3.12)%	3.24%		—
Class I	(1.22)%	4.15%		—
Class O	—	—		(6.15)%
Class R	—	—		(6.15)%
Class W	(1.14)%	4.21%		—
Excluding Sales Charge:
Class A	(1.46)%	3.93%		—
Class B	(2.23)%	3.19%		—
Class C	(2.15)%	3.24%		—
Class I	(1.22)%	4.15%		—
Class O	—	—		(6.15)%
Class R	—	—		(6.15)%
Class W	(1.14)%	4.21%		—
S&P 500® Index	(0.41)%	2.88	%(4)	(5.51)%

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Corporate Leaders 100 Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ﬂuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, for 1 year and since inception returns, respectively.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from July 1, 2008.

ING LARGE CAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING Large Cap Growth Fund (the ''Fund'' or "Large Cap Growth") seeks long-term capital growth. The Fund is managed by Jeff Bianchi, Chris Corapi, and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the period from inception on March 1, 2012 through May 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of (4.00)% compared to the Russell 1000® Growth Index, which returned (3.49)% for the same period.

Portfolio Specifics: The Fund's outperformance, prior to the deduction of fees and expenses, was driven by strong stock selection, particularly in the industrials, consumer discretionary and healthcare sectors. Gains were mitigated by weak selection within the financials, materials and consumer staples sectors.

The top contributors to performance were Starbucks Corp. in consumer discretionary and Watson Pharmaceuticals Inc. in healthcare. Starbucks outperformed due to robust same-store sales growth. The company also announced that it has expanded its existing partnership with Green Mountain Coffee Roasters, where Green Mountain and Starbucks will sell the Keurig Vue single-cup packs in specialty, department and mass merchandise stores in the United States, and also on Green Mountain's website, by Fall 2012. This agreement was viewed positively by investors. New product launches will also help Starbucks take further share of the premium single cup segment, which is the fastest growing segment in the market and is expected to become an $8 billion market globally. Shares of global pharmaceutical company, Watson Pharmaceuticals, Inc. rose after solid first quarter earnings results. Revenues came in better than expected, driven by the company's pharmaceutical distribution business. Watson also announced the planned acquisition of international generic company Actavis Group for $5.9 billion. According to Watson, the deal is expected to be completed later this year and will immediately be significantly accretive to earnings.

Among the leading detractors from performance were NetApp Inc. in information technology and Wal-Mart Stores Inc. in consumer discretionary. NetApp is a provider of storage and data management solutions that help increase IT efficiency and flexibility. NetApp's underperformance over the period was attributed to disappointing earnings results and weaker guidance associated with global macroeconomic uncertainty and a slowdown in business activity as some sell-side analysts' channel checks indicated weaker sales. Other larger hardware vendors noted weaker sales to government customers in Europe, which further fueled concerns about NetApp's revenue growth prospects. In April 2012, we sold Wal-Mart after it was announced that the company faced bribery allegations in Mexico and may have violated the Foreign Corrupt Practices Act ("FCPA"). We viewed the FCPA investigation as a headwind with the potential for stock underperformance. In May 2012, however, Wal-Mart shares rose after reporting better-than-expected share gains and operating leverage. Not owning the stock in May was a detractor from performance.

Current Strategy and Outlook: We believe we are in the midst of a global recovery fueled by slowly improving economic conditions in the United States and loose global monetary policy. In the current, slow growth environment we remain cautiously optimistic and are focused on what we believe to be high-quality companies with expanding market shares and above-average growth rates.

Sector Diversification
as of May 31, 2012
(as a percentage of net assets)

Information Technology	30.2%
Consumer Discretionary	17.4%
Industrials	11.5%
Consumer Staples	10.5%
Energy	10.4%
Health Care	10.4%
Financials	4.8%
Materials	2.7%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2012
(as a percentage of net assets)

Apple, Inc.	9.1%
ExxonMobil Corp.	5.2%
Microsoft Corp.	4.1%
Google, Inc. - Class A	3.7%
Philip Morris International, Inc.	3.5%
Oracle Corp.	3.4%
Danaher Corp.	2.4%
Starbucks Corp.	2.2%
Abbott Laboratories	2.1%
Qualcomm, Inc.	2.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LARGE CAP GROWTH FUND

Cumulative Total Returns for the Periods Ended May 31, 2012
Since Inception March 1, 2012
Including Sales Charge:
Class A(1)	(9.52)%
Class C(2)	(5.16)%
Class I	(3.90)%
Class R	(4.00)%
Class W	(3.90)%
Excluding Sales Charge:
Class A	(4.00)%
Class C	(4.20)%
Class I	(3.90)%
Class R	(4.00)%
Class W	(3.90)%
Russell 1000® Growth Index	(3.49)%

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Large Cap Growth Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund" or "Small Company") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund's Class A shares, excluding sales charges, provided a total return of (5.80)% compared to the Russell 2000® Index, which returned (8.88)%, for the same period.

Portfolio Specifics: Over the past 12 months, small-cap stocks experienced a fair amount of volatility and various market environments. From June through September 2011, the benchmark declined more than 23%. Over this period, investors favored larger small caps and higher quality stocks. From October 2011 through March 2012, the Russell 2000® Index advanced nearly 30%, and the Fund experienced various market environments over that six-month period. In October, the benchmark advanced more than 15% driven by stocks with higher levels of market risk (beta). November and December were modestly negative, followed by a positive first quarter of 2012, in which with the Russell 2000® Index returned over 12%. That rally was driven by lower market cap, lower quality and the highest beta stocks. The market sold off again in April and May, and larger market caps, higher stock prices and lower beta stocks held up best along with the defensive sectors.

Stock selection within financials, industrials, consumer discretionary and technology contributed most to performance over the period. Notable outperformance within financials was due to strong stock selection within insurance, thrifts and mortgage finance and capital markets. Industrials benefited from stock selection within machinery, commercial services and supplies and airlines. Stock selection within diversified consumer services and household durables, coupled with our overweight in hotels, restaurants and leisure contributed to performance in consumer discretionary.

Stock selection within the healthcare and energy sectors detracted most from performance. In healthcare, returns were held back due to our overweight in healthcare providers and services and our underweight positions in biotechnology and pharmaceuticals. Within energy, stock selection within oil, gas and consumable fuels detracted from performance.

Delphi Financial Group Inc. and SuccessFactors contributed significantly to performance over the period. Delphi Financial Group provides specialty insurance and insurance-related services. The stock's outperformance was the result of the announcement that Tokio Marine of Japan agreed to buy Delphi Financial Group for $2.7 billion, a 73% premium. The acquisition will increase Tokio Marine's overseas profit contribution and is in line with their aggressive expansion overseas.

SuccessFactors provides cloud-based business execution software solutions that enable organizations to bridge the gap between business strategy and results worldwide. SAP announced that it will acquire SuccessFactors for $3.4 billion, a 52% premium. The acquisition will provide SAP with a cloud-based human resources application set and will bring cloud software expertise to SAP, which largely sells on-premise applications.

Bill Barrett Corp. and Polycom Inc. were two of the largest detractors from performance over the period. Bill Barrett is an independent exploration and production company focused on gas and oil. The stock underperformed for two main reasons. First, the company's business is predominantly focused on natural gas and the price of natural gas has been under pressure due to oversupply of the commodity. Second, the company has engaged in a large spending program to diversify its business and increase its exposure to oil and gas liquids. Investors are skeptical regarding this effort and expect it will take time for the company to diversify its business. Polycom provides communications solutions to enterprise, government, education and healthcare customers to enable voice, video and content communications. The company's third quarter was in-line, but the company lowered its 2012 outlook on revenues and margins, causing the stock to sell off. We added to our position due to valuation and the fact that Polycom has had to reinvest in sales and marketing periodically to drive future growth, which depresses near-term margins. The company then reported a solid fourth quarter in January and the stock appreciated. We exited the position at that time due to the fact that Cisco Systems Inc., the company's prime competitor, was becoming more price aggressive and we believed that margins would stay depressed for longer than we initially anticipated. After another bad quarter in March, the stock sold off again. We re-entered the position under the thesis that with a healthy balance sheet and a solid second-place position in the video conferencing market, Polycom could potentially return to revenue and earnings per share growth, and that current valuation provided the Fund with an attractive risk/reward profile.

Current Strategy & Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Fund's positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that in our view have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclical, our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe the Fund is well positioned; we think that investors will continue to focus on companies' fundamentals due to the increased economic uncertainty.

Sector Diversification
as of May 31, 2012
(as a percentage of net assets)

Financials	22.3%
Industrials	18.7%
Information Technology	15.8%
Consumer Discretionary	14.4%
Health Care	11.3%
Energy	5.4%
Materials	5.2%
Utilities	3.3%
Consumer Staples	1.5%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2012*
(as a percentage of net assets)

Cleco Corp.	1.2%
Watts Water Technologies, Inc.	1.1%
iShares Russell 2000 Index Fund	1.1%
Healthsouth Corp.	1.1%
Life Time Fitness, Inc.	1.1%
LaSalle Hotel Properties	1.0%
Primerica, Inc.	1.0%
Acuity Brands, Inc.	1.0%
HB Fuller Co.	1.0%
Actuant Corp.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2012, James Hasso was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class W June 12, 2009
Including Sales Charge:
Class A(1)	(11.19)%	(0.60)%	5.48%	—		—
Class B(2)	(10.95)%	(0.46)%	5.32%	—		—
Class C(3)	(7.42)%	(0.17)%	5.31%	—		—
Class I	(5.42)%	0.89%	6.41%	—		—
Class O	(5.80)%	—	—	2.13%		—
Class W	(5.62)%	—	—	—		15.01%
Excluding Sales Charge:
Class A	(5.80)%	0.58%	6.11%	—		—
Class B	(6.55)%	(0.18)%	5.32%	—		—
Class C	(6.54)%	(0.17)%	5.31%	—		—
Class I	(5.42)%	0.89%	6.41%	—		—
Class O	(5.80)%	—	—	2.13%		—
Class W	(5.62)%	—	—	—		15.01%
Russell 2000® Index	(8.88)%	(0.73)%	5.94%	1.89	%(4)	16.47	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from June 1, 2008.

(5) Since inception performance for index is shown from June 1, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Core Equity Research Fund	Beginning Account Value December 01, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*	Beginning Account Value December 01, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*
Class A	$1,000.00	$1,070.20	1.08%	$5.59	$1,000.00	$1,019.60	1.08%	$5.45
Class B	1,000.00	1,066.00	1.83	9.45	1,000.00	1,015.85	1.83	9.22
Class C	1,000.00	1,066.30	1.83	9.45	1,000.00	1,015.85	1.83	9.22
Class I	1,000.00	1,071.60	0.75	3.88	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	1,069.50	1.08	5.59	1,000.00	1,019.60	1.08	5.45
Class R	1,000.00	1,068.80	1.33	6.88	1,000.00	1,018.35	1.33	6.71
Class W	1,000.00	1,071.40	0.83	4.3	1,000.00	1,020.85	0.83	4.19

*  Expenses are equal to each Funds' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the mostrecent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value December 01, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*	Beginning Account Value December 01, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*
Class A	$1,000.00	$1,048.20	0.90%	$4.61	$1,000.00	$1,020.50	0.90%	$4.55
Class B	1,000.00	1,043.40	1.65	8.43	1,000.00	1,016.75	1.65	8.32
Class C	1,000.00	1,044.70	1.65	8.43	1,000.00	1,016.75	1.65	8.32
Class I	1,000.00	1,048.90	0.65	3.33	1,000.00	1,021.75	0.65	3.29
Class O(1)	1,000.00	938.50	0.90	1.67	1,000.00	1,020.50	0.90	4.55
Class R(1)	1,000.00	938.50	1.15	2.13	1,000.00	1,019.25	1.15	5.81
Class W	1,000.00	1,050.60	0.65	3.33	1,000.00	1,021.75	0.65	3.29
ING Large Cap Growth Fund(2)
Class A	$1,000.00	$960.00	1.15%	$2.83	$1,000.00	$1,019.25	1.15%	$5.81
Class C	1,000.00	958.00	1.90	4.68	1,000.00	1,015.50	1.90	9.57
Class I	1,000.00	961.00	0.85	2.09	1,000.00	1,020.75	0.85	4.29
Class R	1,000.00	960.00	1.40	3.45	1,000.00	1,018.00	1.40	7.06
Class W	1,000.00	961.00	0.90	2.22	1,000.00	1,020.50	0.90	4.55
ING Small Company Fund
Class A	$1,000.00	$1,051.10	1.48%	$7.59	$1,000.00	$1,017.60	1.48%	$7.47
Class B	1,000.00	1,047.10	2.23	11.41	1,000.00	1,013.85	2.23	11.23
Class C	1,000.00	1,046.60	2.23	11.41	1,000.00	1,013.85	2.23	11.23
Class I	1,000.00	1,052.70	1.04	5.34	1,000.00	1,019.80	1.04	5.25
Class O	1,000.00	1,051.10	1.48	7.59	1,000.00	1,017.60	1.48	7.47
Class W	1,000.00	1,052.10	1.23	6.31	1,000.00	1,018.85	1.23	6.21

*  Expenses are equal to each Funds' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the mostrecent fiscal half-year.

(1)  Commencement of operations was March 23, 2012. Expenses paid for the actual Funds' return reflect the 70-day period ended May 31, 2012.

(2)  Commencement of operations was March 01, 2012. Expenses paid for the actual Funds' return reflect the 92-day period ended May 31, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Large Cap Growth Fund, and ING Small Company Fund, each a series of ING Series Fund, Inc., as of May 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2012

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at value+*	$356,281,356	$10,791,935	$35,783,362	$339,409,069
Short-term investments at value***	9,593,054	48,000	541,000	16,732,324
Cash	3,072	353	2,958	235
Foreign currencies at value*****	3,882	—	—	—
Receivables:
Investments securities sold	1,478,953	272,911	875,381	1,468,340
Fund shares sold	322,984	64,270	471,813	468,470
Dividends	768,654	28,888	65,740	212,240
Prepaid expenses	36,579	66,482	80,496	39,953
Reimbursement due from manager	63,489	15,779	16,756	18,407
Total assets	368,552,023	11,288,618	37,837,506	358,349,038
LIABILITIES:
Payable for investment securities purchased	—	303,143	1,220,031	1,520,568
Payable for fund shares redeemed	140,323	1,930	45,685	153,748
Payable upon receipt of securities loaned	2,796,054	—	—	11,515,324
Payable to affiliates	323,305	7,526	24,466	291,741
Payable for directors fees	1,898	54	158	1,761
Other accrued expenses and liabilities	238,463	10,979	19,137	248,167
Total liabilities	3,500,043	323,632	1,309,477	13,731,309
NET ASSETS	$365,051,980	$10,964,986	$36,528,029	$344,617,729
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$400,239,148	$8,927,216	$38,097,599	$335,947,438
Undistributed (distributions in excess of) net investment income	1,439,630	50,941	56,550	(386,398)
Accumulated net realized gain (loss)	(85,596,028)	(875,026)	(64,022)	14,676,635
Net unrealized appreciation (depreciation)	48,969,230	2,861,855	(1,562,098)	(5,619,946)
NET ASSETS	$365,051,980	$10,964,986	$36,528,029	$344,617,729
+ Including securities loaned at value	$2,713,128	$—	$—	$11,125,723
* Cost of investments in securities	$307,311,928	$7,930,080	$37,345,460	$345,029,017
*** Cost of short-term investments	$9,593,054	$48,000	$541,000	$16,732,324
***** Cost of foreign currencies	$4,079	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012 (CONTINUED)

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
Class A:
Net Assets	$300,026,431	$7,430,521	$29,146	$56,759,145
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	24,641,423	676,367	3,036	4,353,680
Net asset value and redemption price per share	$12.18	$10.99	$9.60	$13.04
Maximum offering price per share (5.75%)(1)	$12.92	$11.66	$10.19	$13.84
Class B:
Net Assets	$3,118,199	$258,242	n/a	$1,255,422
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	261,876	23,602	n/a	103,737
Net asset value and redemption price per share†	$11.91	$10.94	n/a	$12.10
Class C:
Net Assets	$9,488,323	$1,346,288	$10,282	$5,119,344
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	802,100	122,648	1,073	426,892
Net asset value and redemption price per share†	$11.83	$10.98	$9.58	$11.99
Class I:
Net Assets	$31,517,954	$84,739	$36,416,659	$278,353,284
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,577,004	7,721	3,789,365	19,472,143
Net asset value and redemption price per share	$12.23	$10.98	$9.61	$14.29
Class O:
Net Assets	$18,409,423	$2,816	n/a	$1,843,581
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,513,448	256	n/a	141,523
Net asset value and redemption price per share	$12.16	$10.98	n/a	$13.03
Class R:
Net Assets	$3,363	$2,814	$69,050	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	276	256	7,193	n/a
Net asset value and redemption price per share	$12.16	$10.98	$9.60	n/a
Class W:
Net Assets	$2,488,287	$1,839,566	$2,892	$1,286,953
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	203,610	167,157	301	90,224
Net asset value and redemption price per share	$12.22	$11.01	$9.61	$14.26

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012

	ING Core Equity Research Fund	ING Corporate Leaders 100 Fund	ING Large Cap Growth Fund	ING Small Company Fund
			March 1, 2012(1) to May 31, 2012
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,779,061	$250,850	$119,262	$4,369,741
Interest	9	—	—	1,014
Securities lending income, net	6,765	—	—	170,441
Total investment income	7,785,835	250,850	119,262	4,541,196
EXPENSES:
Investment management fees	2,592,554	42,961	55,550	2,942,296
Distribution and service fees:
Class A	768,298	19,305	16	172,217
Class B	41,405	2,141	—	15,834
Class C	98,921	9,034	15	57,105
Class O	44,436	1	—	5,555
Class R	12	3	40	—
Transfer agent fees:
Class A	495,263	11,005	8	153,860
Class B	6,660	323	—	3,533
Class C	15,960	1,451	2	12,317
Class I	45,531	206	493	490,812
Class O	28,691	2	—	5,023
Class R	4	2	11	—
Class W	922	2,619	1	3,188
Administrative service fees	303,700	10,740	7,936	281,731
Shareholder reporting expense	57,275	2,278	3,276	77,234
Registration fees	110,891	68,653	10,901	106,494
Professional fees	61,213	18,998	10,359	76,748
Custody and accounting expense	61,520	5,764	2,275	38,256
Directors fees	11,389	322	947	10,565
Offering expense	—	—	4,736	—
Miscellaneous expense	22,891	6,446	1,108	22,842
Interest expense	271	—	—	660
Total expenses	4,767,807	202,254	97,674	4,476,270
Net waived and reimbursed fees	(698,810)	(101,902)	(30,088)	(407,113)
Net expenses	4,068,997	100,352	67,586	4,069,157
Net investment income	3,716,838	150,498	51,676	472,039
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,332,618	654,938	(64,022)	25,181,719
Foreign currency related transactions	(147)	—	—	—
Futures	174,363	—	—	—
Net realized gain (loss)	21,506,834	654,938	(64,022)	25,181,719
Net change in unrealized appreciation (depreciation) on:
Investments	(40,734,764)	(1,079,955)	(1,562,098)	(46,791,390)
Foreign currency related transactions	(636)	—	—	—
Net change in unrealized appreciation (depreciation)	(40,735,400)	(1,079,955)	(1,562,098)	(46,791,390)
Net realized and unrealized loss	(19,228,566)	(425,017)	(1,626,120)	(21,609,671)
Decrease in net assets resulting from operations	$(15,511,728)	$(274,519)	$(1,574,444)	$(21,137,632)
* Foreign taxes withheld	$65,489	$—	$—	$2,019

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Core Equity Research Fund		ING Corporate Leaders 100 Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$3,716,838	$2,306,206	$150,498	$187,077
Net realized gain	21,506,834	30,156,317	654,938	510,844
Net change in unrealized appreciation (depreciation)	(40,735,400)	59,671,232	(1,079,955)	1,640,475
Increase (decrease) in net assets resulting from operations	(15,511,728)	92,133,755	(274,519)	2,338,396
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,424,670)	(1,367,761)	(104,717)	(136,900)
Class B	(5,918)	—	(1,448)	(2,272)
Class C	(20,810)	—	(10,488)	(1,532)
Class I	(476,426)	(356,089)	(1,538)	(1,464)
Class O	(141,207)	(67,682)	—	—
Class R	(17)	—	—	—
Class W	(890)	(295)	(31,322)	(35,749)
Total distributions	(3,069,938)	(1,791,827)	(149,513)	(177,917)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,121,539	45,056,662	3,907,444	1,744,009
Proceeds from shares issued in merger (Note 11)	—	17,690,186	—	—
Reinvestment of distributions	2,625,634	1,551,399	94,396	83,638
	56,747,173	64,298,247	4,001,840	1,827,647
Cost of shares redeemed	(103,398,603)	(96,434,328)	(4,556,133)	(1,249,661)
Net increase (decrease) in net assets resulting from capital share transactions	(46,651,430)	(32,136,081)	(554,293)	577,986
Net increase (decrease) in net assets	(65,233,096)	58,205,847	(978,325)	2,738,465
NET ASSETS:
Beginning of year or period	430,285,076	372,079,229	11,943,311	9,204,846
End of year or period	$365,051,980	$430,285,076	$10,964,986	$11,943,311
Undistributed net investment income at end of year or period	$1,439,630	$792,877	$50,941	$53,081

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Large Cap Growth Fund	ING Small Company Fund
	March 1, 2012(1) to May 31, 2012	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$51,676	$472,039	$104,116
Net realized gain (loss)	(64,022)	25,181,719	27,739,063
Net change in unrealized appreciation (depreciation)	(1,562,098)	(46,791,390)	42,838,872
Increase (decrease) in net assets resulting from operations	(1,574,444)	(21,137,632)	70,682,051
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(573,736)	—
Class W	—	(1,239)	—
Net realized gains:
Class A	—	(3,529,469)	—
Class B	—	(88,779)	—
Class C	—	(317,938)	—
Class I	—	(13,196,903)	—
Class O	—	(119,805)	—
Class W	—	(76,039)	—
Total distributions	—	(17,903,908)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,037,687	92,828,410	232,730,555
Reinvestment of distributions	—	15,702,697	—
	40,037,687	108,531,107	232,730,555
Cost of shares redeemed	(1,935,214)	(106,521,271)	(73,750,699)
Net increase in net assets resulting from capital share transactions	38,102,473	2,009,836	158,979,856
Net increase (decrease) in net assets	36,528,029	(37,031,704)	229,661,907
NET ASSETS:
Beginning of year or period	—	381,649,433	151,987,526
End of year or period	$36,528,029	$344,617,729	$381,649,433
Undistributed (distributions in excess of) net investment income at end of year or period	$56,550	$(386,398)	$—

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Core Equity Research Fund
Class A
05-31-12	12.44	0.12		(0.29)	(0.17)	0.09	—	—	0.09	—	12.18	(1.29)	1.26	1.08		1.08		0.98		300,026	71
05-31-11	10.01	0.06		2.42	2.48	0.05	—	—	0.05	—	12.44	24.81	1.26	1.08	†	1.08	†	0.56	†	341,327	75
05-31-10	8.77	0.05		1.26	1.31	0.07	—	—	0.07	—	10.01	15.05	1.27	1.08	†	1.08	†	0.50	†	294,790	124
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—	—	0.12	—	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—	—	0.09	—	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
Class B
05-31-12	12.18	0.03	•	(0.28)	(0.25)	0.02	—	—	0.02	—	11.91	(2.06)	2.01	1.83		1.83		0.23		3,118	71
05-31-11	9.83	(0.02)		2.37	2.35	—	—	—	—	—	12.18	23.91	2.01	1.83	†	1.83	†	(0.19	)†	6,206	75
05-31-10	8.63	(0.02)		1.24	1.22	0.02	—	—	0.02	—	9.83	14.11	2.02	1.83	†	1.83	†	(0.23	)†	10,829	124
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—	—	0.03	—	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—	—	0.02	—	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
Class C
05-31-12	12.11	0.03		(0.29)	(0.26)	0.02	—	—	0.02	—	11.83	(2.09)	2.01	1.83		1.83		0.23		9,488	71
05-31-11	9.77	(0.02)		2.36	2.34	—	—	—	—	—	12.11	23.95	2.01	1.83	†	1.83	†	(0.19	)†	11,150	75
05-31-10	8.58	(0.02)		1.23	1.21	0.02	—	—	0.02	—	9.77	14.11	2.02	1.83	†	1.83	†	(0.24	)†	10,500	124
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—	—	0.04	—	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—	—	0.03	—	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
Class I
05-31-12	12.49	0.15		(0.28)	(0.13)	0.13	—	—	0.13	—	12.23	(0.97)	0.96	0.75		0.75		1.23		31,518	71
05-31-11	10.04	0.10		2.42	2.52	0.07	—	—	0.07	—	12.49	25.25	0.95	0.77	†	0.77	†	0.89	†	53,006	75
05-31-10	8.80	0.07		1.27	1.34	0.10	—	—	0.10	—	10.04	15.26	1.02	0.83	†	0.83	†	0.66	†	42,057	124
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—	—	0.15	—	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—	—	0.11	—	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
Class O
05-31-12	12.43	0.12		(0.30)	(0.18)	0.09	—	—	0.09	—	12.16	(1.36)	1.26	1.08		1.08		0.98		18,409	71
05-31-11	10.00	0.06		2.42	2.48	0.05	—	—	0.05	—	12.43	24.85	1.26	1.08	†	1.08	†	0.56	†	18,504	75
05-31-10	8.77	0.05		1.26	1.31	0.08	—	—	0.08	—	10.00	14.97	1.27	1.08	†	1.08	†	0.49	†	13,899	124
02-06-09(4)-05-31-09	8.00	0.01	•	0.76	0.77	—	—	—	—	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class R
08-05-11(4)-05-31-12	10.85	0.06		1.31	1.37	0.06	—	—	0.06	—	12.16	12.70	1.51	1.33		1.33		0.83		3	71
Class W
05-31-12	12.49	0.15	•	(0.30)	(0.15)	0.12	—	—	0.12	—	12.22	(1.10)	1.01	0.83		0.83		1.18		2,488	71
05-31-11	10.05	0.08		2.43	2.51	0.07	—	—	0.07	—	12.49	25.10	1.01	0.83	†	0.83	†	0.85	†	92	75
06-12-09(4)-05-31-10	9.03	0.07	•	1.05	1.12	0.10	—	—	0.10	—	10.05	12.44	1.02	0.83	†	0.83	†	0.73	†	3	124
ING Corporate Leaders 100 Fund
Class A
05-31-12	11.34	0.15	•	(0.33)	(0.18)	0.17	—	—	0.17	—	10.99	(1.46)	1.85	0.90		0.90		1.43		7,431	92
05-31-11	9.15	0.19	•	2.19	2.38	0.19	—	—	0.19	—	11.34	26.17	1.72	0.90	†	0.90	†	1.85	†	8,785	33
05-31-10	7.60	0.11		1.55	1.66	0.11	—	—	0.11	—	9.15	21.83	1.74	0.90	†	0.90	†	1.31	†	6,832	54
06-30-08(4)-05-31-09	10.00	0.13		(2.46)	(2.33)	0.07	—	—	0.07	—	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
05-31-12	11.28	0.08		(0.34)	(0.26)	0.08	—	—	0.08	—	10.94	(2.23)	2.60	1.65		1.65		0.70		258	92
05-31-11	9.10	0.12	•	2.17	2.29	0.11	—	—	0.11	—	11.28	25.28	2.47	1.65	†	1.65	†	1.17	†	230	33
05-31-10	7.56	0.05	•	1.55	1.60	0.06	—	—	0.06	—	9.10	21.15	2.49	1.65	†	1.65	†	0.56	†	203	54
06-30-08(4)-05-31-09	10.00	0.08	•	(2.46)	(2.38)	0.06	—	—	0.06	—	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
05-31-12	11.36	0.07		(0.32)	(0.25)	0.13	—	—	0.13	—	10.98	(2.15)	2.60	1.65		1.65		0.71		1,346	92
05-31-11	9.10	0.12	•	2.17	2.29	0.03	—	—	0.03	—	11.36	25.23	2.47	1.65	†	1.65	†	1.22	†	681	33
05-31-10	7.55	0.05	•	1.56	1.61	0.06	—	—	0.06	—	9.10	21.29	2.49	1.65	†	1.65	†	0.56	†	600	54
06-30-08(4)-05-31-09	10.00	0.09	•	(2.47)	(2.38)	0.07	—	—	0.07	—	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
05-31-12	11.34	0.18		(0.33)	(0.15)	0.21	—	—	0.21	—	10.98	(1.22)	1.60	0.65		0.65		1.69		85	92
05-31-11	9.15	0.22	•	2.18	2.40	0.21	—	—	0.21	—	11.34	26.47	1.43	0.61	†	0.61	†	2.12	†	80	33
05-31-10	7.60	0.14		1.54	1.68	0.13	—	—	0.13	—	9.15	22.07	1.49	0.65	†	0.65	†	1.56	†	62	54
06-30-08(4)-05-31-09	10.00	0.14		(2.46)	(2.32)	0.08	—	—	0.08	—	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Corporate Leaders 100 Fund (continued)
Class O
03-23-12(4)-05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	1.85	0.90		0.90		1.62		3	92
Class R
03-23-12(4)-05-31-12	11.70	0.04	•	(0.76)	(0.72)	—	—	—	—	—	10.98	(6.15)	2.10	1.15		1.15		2.15		3	92
Class W
05-31-12	11.36	0.18	•	(0.32)	(0.14)	0.21	—	—	0.21	—	11.01	(1.14)	1.60	0.65		0.65		1.67		1,840	92
05-31-11	9.17	0.21	•	2.19	2.40	0.21	—	—	0.21	—	11.36	26.40	1.47	0.65	†	0.65	†	2.08	†	2,167	33
05-31-10	7.61	0.14		1.55	1.69	0.13	—	—	0.13	—	9.17	22.17	1.49	0.65	†	0.65	†	1.56	†	1,507	54
06-30-08(4)-05-31-09	10.00	0.14	•	(2.45)	(2.31)	0.08	—	—	0.08	—	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Large Cap Growth Fund
Class A
03-01-12(4)-05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.53	1.15		1.15		0.32		29	22
Class C
03-01-12(4)-05-31-12	10.00	(0.00	)*	(0.42)	(0.42)	—	—	—	—	—	9.58	(4.20)	2.28	1.90		1.90		(0.26)		10	22
Class I
03-01-12(4)-05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.23	0.85		0.85		0.65		36,417	22
Class R
03-01-12(4)-05-31-12	10.00	0.01		(0.41)	(0.40)	—	—	—	—	—	9.60	(4.00)	1.78	1.40		1.40		0.49		69	22
Class W
03-01-12(4)-05-31-12	10.00	0.01		(0.40)	(0.39)	—	—	—	—	—	9.61	(3.90)	1.28	0.90		0.90		0.54		3	22
ING Small Company Fund
Class A
05-31-12	14.65	(0.03)		(0.87)	(0.90)	—	0.71	—	0.71	—	13.04	(5.80)	1.48	1.48		1.48		(0.18)		56,759	60
05-31-11	11.70	(0.03)		2.98	2.95	—	—	—	—	—	14.65	25.21	1.47	1.47	†	1.47	†	(0.20	)†	87,730	68
05-31-10	8.89	(0.01)		2.82	2.81	—	—	—	—	—	11.70	31.61	1.47	1.47	†	1.47	†	(0.10	)†	80,060	97
05-31-09	13.29	0.00	*	(4.06)	(4.06)	—	0.34	—	0.34	—	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	17.92	0.04		(0.95)	(0.91)	0.04	3.68	—	3.72	—	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
Class B
05-31-12	13.76	(0.14)		(0.81)	(0.95)	—	0.71	—	0.71	—	12.10	(6.55)	2.23	2.23		2.23		(0.93)		1,255	60
05-31-11	11.07	(0.11	)•	2.80	2.69	—	—	—	—	—	13.76	24.30	2.22	2.22	†	2.22	†	(0.93	)†	2,071	68
05-31-10	8.47	(0.08)		2.68	2.60	—	—	—	—	—	11.07	30.70	2.22	2.22	†	2.22	†	(0.86	)†	3,164	97
05-31-09	12.79	(0.08)		(3.90)	(3.98)	—	0.34	—	0.34	—	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	112
05-31-08	17.47	(0.08)		(0.92)	(1.00)	—	3.68	—	3.68	—	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
Class C
05-31-12	13.64	(0.12)		(0.82)	(0.94)	—	0.71	—	0.71	—	11.99	(6.54)	2.23	2.23		2.23		(0.93)		5,119	60
05-31-11	10.98	(0.11	)•	2.77	2.66	—	—	—	—	—	13.64	24.23	2.22	2.22	†	2.22	†	(0.95	)†	7,128	68
05-31-10	8.40	(0.08)		2.66	2.58	—	—	—	—	—	10.98	30.71	2.22	2.22	†	2.22	†	(0.86	)†	6,895	97
05-31-09	12.68	(0.06	)•	(3.88)	(3.94)	—	0.34	—	0.34	—	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	17.35	(0.08	)•	(0.91)	(0.99)	—	3.68	—	3.68	—	12.68	(5.40)	2.18	2.18	†	2.18	†	0.53	†	4,093	112
Class I
05-31-12	15.95	0.04		(0.96)	(0.92)	0.03	0.71	—	0.74	—	14.29	(5.42)	1.19	1.04		1.04		0.25		278,353	60
05-31-11	12.69	0.02		3.24	3.26	—	—	—	—	—	15.95	25.69	1.19	1.07	†	1.07	†	0.19	†	280,576	68
05-31-10	9.61	0.01		3.07	3.08	—	—	—	—	—	12.69	32.05	1.22	1.22	†	1.22	†	0.15	†	60,027	97
05-31-09	14.30	0.03		(4.38)	(4.35)	—	0.34	—	0.34	—	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	23,278	112
05-31-08	18.98	0.09		(1.01)	(0.92)	0.08	3.68	—	3.76	—	14.30	(4.47)	1.18	1.18	†	1.18	†	0.51	†	23,278	112
Class O
05-31-12	14.64	(0.03)		(0.87)	(0.90)	—	0.71	—	0.71	—	13.03	(5.80)	1.48	1.48		1.48		(0.20)		1,844	60
05-31-11	11.69	(0.02)		2.97	2.95	—	—	—	—	—	14.64	25.24	1.47	1.47	†	1.47	†	(0.21	)†	2,446	68
05-31-10	8.88	(0.01)		2.82	2.81	—	—	—	—	—	11.69	31.64	1.47	1.47	†	1.47	†	(0.10	)†	1,520	97
06-04-08(4)-05-31-09	13.19	0.00	*	(3.97)	(3.97)	—	0.34	—	0.34	—	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
05-31-12	15.93	0.01		(0.96)	(0.95)	0.01	0.71	—	0.72	—	14.26	(5.62)	1.23	1.23		1.23		0.05		1,287	60
05-31-11	12.69	0.00	*	3.24	3.24	—	—	—	—	—	15.93	25.53	1.22	1.22	†	1.22	†	0.01	†	1,698	68
06-12-09(4)-05-31-10	9.93	0.01		2.75	2.76	—	—	—	—	—	12.69	27.79	1.22	1.22	†	1.22	†	0.13	†	322	97

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are eleven separate active investment series which comprise the Company. The four series (each, a "Fund"; collectively, the "Funds") that are in this report are: Core Equity Research, Corporate Leaders 100, Large Cap Growth, and Small Company.

Each Fund offers at least five of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Effective February 1, 2011, Small Company is closed to new shareholders, except for shares purchased by: (1) shareholders participating in wrap fee programs offered by broker-dealers and financial institutions; (2) certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; (3) employees of the Adviser or Sub-Adviser and their affiliates; or (4) registered investment companies. Investments by currently invested separate accounts, qualified retirement plans (such as 401(a), 401(k), or other defined contribution plans and defined benefit plans), 529 plans, custodial accounts, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions. The Adviser, Sub-Adviser and Distributor each reserves the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis. The Fund may reopen in the future subject to the discretion of the Board of Directors.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. LLC ("ING IM"or "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to each Fund. ING Investments Distributor, LLC ("IID" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management's attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser's loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a "change of control" of each entity. A change of control would result in the termination of the Funds' advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are fair valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended May 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds' investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2012, Core Equity Research purchased futures contracts on various equity indices to "equitize" cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund's respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2012, Core Equity Research had an average notional value on futures contracts purchased of $3,232,450. There were no open futures contracts as of May 31, 2012.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Core Equity Research pays dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Core Equity Research	$269,807,887	$320,695,932
Corporate Leaders 100	9,977,458	10,618,059
Large Cap Growth	44,332,103	6,922,621
Small Company	209,123,286	219,849,157

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Core Equity Research — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; for Large Cap Growth — 0.70% on all assets; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Core Equity Research and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Large Cap Growth, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Core Equity Research	0.25%	1.00%	1.00%	0.25%	0.50%
Corporate Leaders 100	0.25%	1.00%	1.00%	0.25%	0.50%
Large Cap Growth	0.25%	N/A	1.00%	N/A	0.50%
Small Company	0.25%	1.00%	1.00%	0.25%	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares.

For the year ended May 31, 2012, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A	Class C
Core Equity Research	$6,868	$—
Corporate Leaders 100	1,753	—
Small Company	1,907	—
Contingent Deferred Sales Charges:	Class A	Class C
Core Equity Research	$—	$58
Corporate Leaders 100	—	8
Small Company	—	247

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2012, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Core Equity Research	$217,299	$25,441	$80,565	$323,305
Corporate Leaders 100	3,735	934	2,857	7,526
Large Cap Growth	21,369	3,053	44	24,466
Small Company	249,409	23,882	18,450	291,741

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2012, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

Subsidiary	Fund	Percentage
ING Capital Allocation Fund	Large Cap Growth	80.43%
ING Global Target Payment Fund	Large Cap Growth	17.69%
ING National Trust	Core Equity Research	6.21%
	Small Company	7.58%
Reliastar Life Insurance Company	Corporate Leaders 100	31.29%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Core Equity Research(1)	1.08%	1.83%	1.83%	0.83%	1.08%	1.33%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%
Large Cap Growth(1)	1.15%	N/A	1.90%	0.90%	N/A	1.40%	0.90%
Small Company(1)	1.50%	2.25%	2.25%	1.25%	1.50%	N/A	1.25%

(1)  Pursuant to side agreements, the Investment Adviser has agreed to waive expenses so that the expense limit for Class I of Core Equity Research is 0.75%, the expense limit for Class I of Large Cap Growth is 0.85% and the expense limit for Class I of Small Company is 1.04%. These expense limits are subject to possible recoupment. The side agreements will only renew if the Investment Adviser elects to renew them.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund. As of May 31, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2013	2014	2015	Total
Core Equity Research	$736,390	$737,036	$685,965	$2,159,391
Corporate Leaders 100	79,640	83,960	101,902	265,502
Large Cap Growth	—	—	30,088	30,088

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2012, are as follows:

	May 31,
	2013	2014	2015	Total
Core Equity Research Class I	$—	$—	$12,845	$12,845
Small Company Class I	—	237,390	407,113	644,503

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, except for Large Cap Growth, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Core Equity Research	6	$1,245,000	1.33%
Small Company	7	2,576,429	1.34%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Core Equity Research
Class A
5/31/2012	729,982	—	187,027	(3,713,193)	(2,796,184)	8,626,294	—	2,133,630	(43,972,230)	(33,212,306)
5/31/2011	1,004,888	1,372,514	108,453	(4,505,153)	(2,019,298)	11,365,885	13,420,280	1,199,602	(50,131,503)	(24,145,736)
Class B
5/31/2012	3,514	—	476	(251,717)	(247,727)	39,314	—	5,192	(2,921,907)	(2,877,401)
5/31/2011	1,580	139,064	—	(732,699)	(592,055)	16,868	1,334,350	—	(7,997,858)	(6,646,640)
Class C
5/31/2012	36,848	—	1,441	(157,164)	(118,875)	415,427	—	15,607	(1,786,179)	(1,355,145)
5/31/2011	46,153	111,889	—	(311,490)	(153,448)	522,896	1,067,444	—	(3,387,461)	(1,797,121)
Class I
5/31/2012	3,093,356	—	39,500	(4,798,488)	(1,665,632)	37,898,343	—	467,650	(50,335,466)	(11,969,473)
5/31/2011	2,513,728	190,400	31,937	(2,680,944)	55,121	27,526,008	1,867,435	349,849	(30,588,650)	(845,358)
Class O
5/31/2012	375,766	—	233	(351,240)	24,759	4,444,725	—	2,665	(4,159,916)	287,474
5/31/2011	483,051	—	151	(384,415)	98,787	5,540,477	—	1,659	(4,321,586)	1,220,550
Class R
8/5/2011(1) - 5/31/2012	276	—	—	—	276	3,000	—	—	—	3,000
Class W
5/31/2012	213,926	—	77	(17,757)	196,246	2,694,436	—	890	(222,905)	2,472,421
5/31/2011	7,609	69	27	(674)	7,031	84,528	677	289	(7,270)	78,224
Corporate Leaders 100
Class A
5/31/2012	193,265	—	4,870	(296,801)	(98,666)	2,087,801	—	49,766	(3,156,893)	(1,019,326)
5/31/2011	107,948	—	4,157	(83,600)	28,505	1,137,624	—	43,076	(832,832)	347,868
Class B
5/31/2012	7,774	—	131	(4,658)	3,247	86,224	—	1,340	(47,160)	40,404
5/31/2011	4,146	—	176	(6,272)	(1,950)	42,123	—	1,817	(62,856)	(18,916)
Class C
5/31/2012	81,958	—	1,024	(20,284)	62,698	901,727	—	10,489	(220,990)	691,226
5/31/2011	25,427	—	147	(31,608)	(6,034)	271,261	—	1,532	(310,030)	(37,237)
Class I
5/31/2012	527	—	151	(30)	648	5,618	—	1,538	(315)	6,841
5/31/2011	382	—	141	(229)	294	3,919	—	1,464	(2,509)	2,874
Class O
3/23/2012(1) - 5/31/2012	256	—	—	—	256	3,000	—	—	—	3,000
Class R
3/23/2012(1) - 5/31/2012	256	—	—	—	256	3,000	—	—	—	3,000
Class W
5/31/2012	76,132	—	3,059	(102,883)	(23,692)	820,074	—	31,263	(1,130,775)	(279,438)
5/31/2011	27,238	—	3,447	(4,211)	26,474	289,082	—	35,749	(41,434)	283,397
Large Cap Growth
Class A
3/1/2012(1) - 5/31/2012	3,869	—	—	(833)	3,036	38,969	—	—	(8,310)	30,659
Class C
3/1/2012(1) - 5/31/2012	1,073	—	—	—	1,073	10,838	—	—	(10)	10,828
Class I
3/1/2012(1) - 5/31/2012	3,978,205	—	—	(188,840)	3,789,365	39,912,334	—	—	(1,926,863)	37,985,471
Class R
3/1/2012(1) - 5/31/2012	7,194	—	—	(1)	7,193	72,526	—	—	(21)	72,505
Class W
3/1/2012(1) - 5/31/2012	301	—	—	—	301	3,020	—	—	(10)	3,010

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company
Class A
5/31/2012	458,051	—	280,913	(2,373,821)	(1,634,857)	6,163,122	—	3,399,042	(31,338,459)	(21,776,295)
5/31/2011	959,303	—	—	(1,811,886)	(852,583)	12,463,591	—	—	(23,432,225)	(10,968,634)
Class B
5/31/2012	852	—	6,882	(54,573)	(46,839)	9,540	—	77,555	(675,665)	(588,570)
5/31/2011	1,964	—	—	(137,161)	(135,197)	25,769	—	—	(1,673,281)	(1,647,512)
Class C
5/31/2012	11,064	—	23,901	(130,756)	(95,791)	132,518	—	266,973	(1,574,188)	(1,174,697)
5/31/2011	76,785	—	—	(182,311)	(105,526)	903,022	—	—	(2,195,561)	(1,292,539)
Class I
5/31/2012	5,906,447	—	898,398	(4,922,500)	1,882,345	85,368,974	—	11,894,781	(71,100,355)	26,163,400
5/31/2011	15,964,003	—	—	(3,103,163)	12,860,840	215,518,092	—	—	(44,131,467)	171,386,625
Class O
5/31/2012	50,330	—	—	(75,896)	(25,566)	648,126	—	—	(1,011,951)	(363,825)
5/31/2011	60,352	—	—	(23,226)	37,126	797,458	—	—	(298,174)	499,284
Class W
5/31/2012	35,509	—	4,867	(56,786)	(16,410)	506,130	—	64,346	(820,653)	(250,177)
5/31/2011	223,467	—	—	(142,172)	81,295	3,022,623	—	—	(2,019,991)	1,002,632

(1) Commencement of operations

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2012, the following Funds had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Core Equity Research	$2,713,128	$2,796,054
Small Company	11,125,723	11,515,324

NOTE 11 — REORGANIZATIONS

On August 21, 2010, Core Equity Research ("Acquiring Fund") acquired all of the net assets of ING Opportunistic LargeCap Fund ("Acquired Fund"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on August 10, 2010. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2011, are as follows:

Net investment income	$2,338,133
Net realized and unrealized gain on investments	$82,592,007
Net increase in net assets resulting from operations	$84,930,140

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation (000s)	Conversion Ratio
Core Equity Research	ING Opportunistic LargeCap Fund	$17,690	$362,410	$15,335	$(156)	0.7888

The net assets of Core Equity Research after the acquisition were $380,100,482.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of May 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Core Equity Research	$—	$(147)	$147
Corporate Leaders 100	—	(3,125)	3,125
Large Cap Growth	(4,874)	4,874	—
Small Company	—	(283,462)	283,462

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Ordinary Income	Long-Term Capital Gain	Ordinary Income
Core Equity Research	$3,069,938	$—	$1,791,827
Corporate Leaders 100	149,513	—	177,917
Small Company	3,738,408	14,165,500	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Core Equity Research	$1,470,068	$—	$—	$—	$45,244,261	$(25,440,390)	2016
						(46,711,085)	2017
						(9,719,584)	2018
						$(81,871,059)*
Corporate Leaders 100	51,107	—	—	—	2,419,571	(97,610)	2017
						(335,132)	2018
						$(432,742)
Large Cap Growth	56,581	—	—	(13,321)	(1,612,799)	—	—
Small Company	7,643,873	11,477,864	(409,229)	—	(5,637,726)	(2,923,000)	2016
						(730,750)	2017
						(730,750)	2018
						$(4,384,500)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of May 31, 2012, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Investment by Funds-of-Funds (Large Cap Growth). As an underlying fund ("Underlying Fund") of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2012, the following Funds declared and paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Core Equity Research
Class A	NII	$0.0530	July 3, 2012	June 29, 2012
Class B	NII	$0.0000	July 3, 2012	June 29, 2012
Class C	NII	$0.0075	July 3, 2012	June 29, 2012
Class I	NII	$0.0720	July 3, 2012	June 29, 2012
Class O	NII	$0.0542	July 3, 2012	June 29, 2012
Class R	NII	$0.0564	July 3, 2012	June 29, 2012
Class W	NII	$0.0810	July 3, 2012	June 29, 2012
Corporate Leaders 100
Class A	NII	$0.0786	July 19, 2012	July 17, 2012
Class B	NII	$0.0271	July 19, 2012	July 17, 2012
Class C	NII	$0.0534	July 19, 2012	July 17, 2012
Class I	NII	$0.0726	July 19, 2012	July 17, 2012
Class O	NII	$0.0868	July 19, 2012	July 17, 2012
Class R	NII	$0.0957	July 19, 2012	July 17, 2012
Class W	NII	$0.0942	July 19, 2012	July 17, 2012

NII — Net investment income

On March 22, 2012, the Board approved proposals to reorganize ING Index Plus LargeCap Fund, which is not included in this report, with and into Corporate Leaders 100 (the "Reorganization"). Shareholder approval was obtained for the merger of ING Index Plus LargeCap Fund with and into Corporate Leaders 100. The Reorganization took place on or about July 21, 2012.

In conjunction with the merger, effective July 21, 2012, the Distributor has agreed to waive a portion of the distribution fee and lower the expense limit for Class C shares of Corporate Leaders 100.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Consumer Discretionary: 13.1%
143,500	CBS Corp. - Class B	$4,580,520	1.3
244,900	Comcast Corp. - Class A	7,080,059	1.9
270,000	International Game Technology	3,861,000	1.1
184,700	Lowe's Cos., Inc.	4,935,184	1.3
100,579	Macy's, Inc.	3,827,031	1.0
216,800	Newell Rubbermaid, Inc.	3,989,120	1.1
93,200	Starbucks Corp.	5,115,748	1.4
73,300	Wyndham Worldwide Corp.	3,650,340	1.0
391,493	Other Securities (a)	10,919,491	3.0
		47,958,493	13.1
	Consumer Staples: 8.5%
155,400	Altria Group, Inc.	5,002,326	1.4
72,900	Beam, Inc.	4,414,824	1.2
169,400	Coca-Cola Enterprises, Inc.	4,634,784	1.3
46,900	JM Smucker Co.	3,590,664	1.0
174,400	Procter & Gamble Co.	10,863,376	3.0
69,501	Other Securities	2,347,725	0.6
		30,853,699	8.5
	Energy: 11.0%
37,500	EOG Resources, Inc.	3,723,750	1.0
216,420	ExxonMobil Corp.	17,017,105	4.7
75,200	Range Resources Corp.	4,319,488	1.2
101,600	Royal Dutch Shell PLC - Class A ADR	6,317,488	1.7
296,615	Other Securities	8,937,699	2.4
		40,315,530	11.0
	Financials: 12.7%
138,420	Citigroup, Inc.	3,669,514	1.0
371,500	Fifth Third Bancorp.	4,959,525	1.4
188,098	JPMorgan Chase & Co.	6,235,449	1.7
114,500	Prudential Financial, Inc.	5,318,525	1.5
57,900	Travelers Cos., Inc.	3,618,171	1.0
200,700	US Bancorp.	6,243,777	1.7
319,990	Wells Fargo & Co.	10,255,680	2.8
183,534	XL Group PLC	3,747,764	1.0
46,558	Other Securities	2,335,815	0.6
		46,384,220	12.7
	Health Care: 10.0%
108,700	Abbott Laboratories	6,716,573	1.8
105,400	Cardinal Health, Inc.	4,361,452	1.2
70,289	Covidien PLC	3,639,564	1.0
438,300	Pfizer, Inc.	9,585,621	2.6
357,900	Other Securities	12,254,109	3.4
		36,557,319	10.0
	Industrials: 11.9%
76,600	Boeing Co.	5,332,126	1.5
64,600	Cooper Industries PLC	4,554,300	1.2
68,900	Dover Corp.	3,896,984	1.1
69,400	General Dynamics Corp.	4,442,294	1.2

Shares			Value	Percentage of Net Assets
31,300	@	TransDigm Group, Inc.	$3,849,900	1.0
51,863		Union Pacific Corp.	5,777,538	1.6
136,600		Waste Connections, Inc.	4,227,770	1.2
271,000		Other Securities	11,333,884	3.1
			43,414,796	11.9
		Information Technology: 20.0%
159,800	@	Adobe Systems, Inc.	4,961,790	1.4
58,800	@	Ansys, Inc.	3,638,250	1.0
38,548	@	Apple, Inc.	22,270,336	6.1
22,300	@	Google, Inc. - Class A	12,953,178	3.5
327,000		Intel Corp.	8,449,680	2.3
272,200		Oracle Corp.	7,205,134	2.0
100,569		Qualcomm, Inc.	5,763,609	1.6
283,552		Other Securities	7,728,454	2.1
			72,970,431	20.0
		Materials: 3.6%
77,700		Eastman Chemical Co.	3,617,712	1.0
101,600		EI Du Pont de Nemours & Co.	4,903,216	1.4
149,900		Other Securities	4,443,959	1.2
			12,964,887	3.6
		Telecommunication Services: 4.5%
242,400		AT&T, Inc.	8,282,808	2.3
95,900		CenturyTel, Inc.	3,761,198	1.0
83,100	@	SBA Communications Corp.	4,317,045	1.2
			16,361,051	4.5
		Utilities: 2.3%
114,000		Exelon Corp.	4,215,720	1.1
247,700		NV Energy, Inc.	4,285,210	1.2
			8,500,930	2.3
		Total Common Stock (Cost $307,311,928)	356,281,356	97.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 0.8%
$1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	1,000,000	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
$1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.906%-8.500%, Market Value plus accrued interest $1,020,001, due 02/01/18-03/01/42)	$1,000,000	0.3
796,054	Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $796,059, collateralized by various U.S. Government Agency Obligations, 1.558%-6.146%, Market Value plus accrued interest $811,975, due 07/01/17-08/01/45)	796,054	0.2
		2,796,054	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
6,797,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $6,797,000)	$6,797,000	1.8
	Total Short-Term Investments (Cost $9,593,054)	9,593,054	2.6
	Total Investments in Securities (Cost $316,904,982)	$365,874,410	100.2
	Liabilities in Excess of Other Assets	(822,430)	(0.2)
	Net Assets	$365,051,980	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

  Cost for federal income tax purposes is $320,629,951.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$69,389,429
Gross Unrealized Depreciation	(24,144,970)
Net Unrealized Appreciation	$45,244,459

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table Investments, at value
Common Stock*	$356,281,356	$—	$—	$356,281,356
Short-Term Investments	6,797,000	2,796,054	—	9,593,054
Total Investments, at value	$363,078,356	$2,796,054	$—	$365,874,410

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORE EQUITY RESEARCH FUND  AS OF MAY 31, 2012 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2012:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$185,853	$—	$(185,853)	$—	$(46,463)	$46,463	$—	$—	$—
Total Investments, at value	$185,853	$—	$(185,853)	$—	$(46,463)	$46,463	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$174,363
Total	$174,363

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 12.0%
560	@	Amazon.com, Inc.	$119,230	1.1
3,820		Comcast Corp. - Class A	110,436	1.0
2,280		Home Depot, Inc.	112,495	1.0
5,860		News Corp. - Class A	112,512	1.0
1,060		Nike, Inc.	114,671	1.1
2,050		Starbucks Corp.	112,524	1.0
1,970		Target Corp.	114,083	1.0
2,640		Walt Disney Co.	120,674	1.1
16,976		Other Securities	402,782	3.7
			1,319,407	12.0
		Consumer Staples: 12.5%
3,730		Altria Group, Inc.	120,069	1.1
1,540		Coca-Cola Co.	115,084	1.1
1,170		Colgate-Palmolive Co.	115,011	1.0
1,270		Costco Wholesale Corp.	109,715	1.0
2,570		CVS Caremark Corp.	115,496	1.1
2,140		HJ Heinz Co.	113,591	1.0
3,020		Kraft Foods, Inc.	115,576	1.1
1,730		PepsiCo, Inc.	117,381	1.1
1,314		Philip Morris International, Inc.	111,046	1.0
1,870		Wal-Mart Stores, Inc.	123,083	1.1
5,050		Other Securities	208,135	1.9
			1,364,187	12.5
		Energy: 11.1%
2,790		Baker Hughes, Inc.	116,427	1.1
3,730		Williams Cos., Inc.	113,877	1.0
16,670		Other Securities	991,094	9.0
			1,221,398	11.1
		Financials: 12.0%
3,460		Allstate Corp.	117,432	1.1
1,970		American Express Co.	109,985	1.0
1,400	@	Berkshire Hathaway, Inc.	111,104	1.0
2,170		Capital One Financial Corp.	111,473	1.0
790		Simon Property Group, Inc.	116,541	1.1
3,610		US Bancorp.	112,307	1.0
29,690		Other Securities	635,698	5.8
			1,314,540	12.0
		Health Care: 11.2%
1,860		Abbott Laboratories	114,929	1.0
1,690		Amgen, Inc.	117,489	1.1
3,400		Bristol-Myers Squibb Co.	113,356	1.0
2,850		Eli Lilly & Co.	116,707	1.1
2,390	@	Gilead Sciences, Inc.	119,381	1.1

Shares			Value	Percentage of Net Assets
2,987		Merck & Co., Inc.	$112,251	1.0
5,071		Pfizer, Inc.	110,903	1.0
1,960		UnitedHealth Group, Inc.	109,309	1.0
6,560		Other Securities	312,655	2.9
			1,226,980	11.2
		Industrials: 13.6%
1,290		3M Co.	108,889	1.0
1,250		FedEx Corp.	111,425	1.0
5,700		General Electric Co.	108,813	1.0
1,720		Norfolk Southern Corp.	112,694	1.0
1,060		Union Pacific Corp.	118,084	1.1
14,450		Other Securities	929,403	8.5
			1,489,308	13.6
		Information Technology: 14.9%
190	@	Apple, Inc.	109,769	1.0
3,080	@	eBay, Inc.	120,705	1.1
4,850		Hewlett-Packard Co.	109,998	1.0
270		Mastercard, Inc.	109,758	1.0
960		Visa, Inc.	110,592	1.0
35,170		Other Securities	1,074,933	9.8
			1,635,755	14.9
		Materials: 3.8%
1,440		Monsanto Co.	111,168	1.0
8,520		Other Securities	304,753	2.8
			415,921	3.8
		Telecommunication Services: 2.3%
3,640		AT&T, Inc.	124,379	1.1
2,990		Verizon Communications, Inc.	124,503	1.2
			248,882	2.3
		Utilities: 3.1%
2,970		American Electric Power Co., Inc.	114,375	1.0
2,540		Southern Co.	116,611	1.1
2,910		Other Securities	107,612	1.0
			338,598	3.1
		Total Common Stock (Cost $7,727,959)	10,574,976	96.5
EXCHANGE-TRADED FUNDS: 2.0%
1,650		SPDR Trust Series 1	216,959	2.0
		Total Exchange- Traded Funds (Cost $202,121)	216,959	2.0
		Total Long-Term Investments (Cost $7,930,080)	10,791,935	98.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
48,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $48,000)	$48,000	0.4
	Total Short-Term Investments (Cost $48,000)	48,000	0.4
	Total Investments in Securities (Cost $7,978,080)	$10,839,935	98.9
	Assets in Excess of Other Liabilities	125,051	1.1
	Net Assets	$10,964,986	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

Cost for federal income tax purposes is $8,420,364.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,967,405
Gross Unrealized Depreciation	(547,834)
Net Unrealized Appreciation	$2,419,571

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table Investments, at value
Common Stock*	$10,574,976	$—	$—	$10,574,976
Exchange-Traded Funds	216,959	—	—	216,959
Short-Term Investments	48,000	—	—	48,000
Total Investments, at value	$10,839,935	$—	$—	$10,839,935

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND  AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Consumer Discretionary: 17.4%
8,740	@	Bed Bath & Beyond, Inc.	$631,465	1.7
15,660		CBS Corp. - Class B	499,867	1.4
6,980		Coach, Inc.	470,801	1.3
23,050		Comcast Corp. - Class A	666,375	1.8
11,910		Harley-Davidson, Inc.	573,824	1.6
11,960		Home Depot, Inc.	590,106	1.6
14,070		Macy's, Inc.	535,364	1.5
10,870	@	Michael Kors Holdings Ltd.	428,061	1.2
960	@	Priceline.com, Inc.	600,470	1.6
14,510		Starbucks Corp.	796,454	2.2
11,340		Wyndham Worldwide Corp.	564,732	1.5
			6,357,519	17.4
		Consumer Staples: 10.5%
6,870		Beam, Inc.	416,047	1.1
19,880		Coca-Cola Enterprises, Inc.	543,917	1.5
8,810		Costco Wholesale Corp.	761,096	2.1
15,210		Philip Morris International, Inc.	1,285,397	3.5
5,660		Procter & Gamble Co.	352,561	1.0
5,935		Other Securities	475,149	1.3
			3,834,167	10.5
		Energy: 10.4%
6,170		Chevron Corp.	606,573	1.7
5,130		EOG Resources, Inc.	509,409	1.4
24,350		ExxonMobil Corp.	1,914,641	5.2
14,280		Halliburton Co.	429,257	1.2
5,090		National Oilwell Varco, Inc.	339,757	0.9
			3,799,637	10.4
		Financials: 4.8%
10,270		American Express Co.	573,374	1.5
3,190		Blackrock, Inc.	544,852	1.5
30,480		Blackstone Group LP	366,979	1.0
6,250		Other Securities	290,313	0.8
			1,775,518	4.8
		Health Care: 10.4%
12,570		Abbott Laboratories	776,700	2.1
3,970	@	Biogen Idec, Inc.	519,078	1.4
9,590		Cardinal Health, Inc.	396,834	1.1
11,080		Covidien PLC	573,722	1.6
11,430	@	Gilead Sciences, Inc.	570,929	1.6
7,020		Johnson & Johnson	438,259	1.2
6,660	@	Watson Pharmaceuticals, Inc.	474,791	1.3
1,390		Other Securities	36,126	0.1
			3,786,439	10.4

Shares			Value	Percentage of Net Assets
		Industrials: 11.5%
7,710		Ametek, Inc.	$390,974	1.1
17,020		Danaher Corp.	884,529	2.4
6,310		Dover Corp.	356,894	1.0
8,090		Pall Corp.	450,289	1.2
6,100		Roper Industries, Inc.	617,442	1.7
11,860		Tyco International Ltd.	630,478	1.7
5,180		Union Pacific Corp.	577,052	1.6
9,400		Other Securities	290,930	0.8
			4,198,588	11.5
		Information Technology: 30.2%
16,970	@	Adobe Systems, Inc.	526,918	1.4
13,460		Analog Devices, Inc.	489,540	1.3
5,780	@	Apple, Inc.	3,339,279	9.1
6,000	@	Citrix Systems, Inc.	438,480	1.2
2,310	@	Google, Inc. - Class A	1,341,787	3.7
9,650	@	Lam Research Corp.	359,945	1.0
51,640		Microsoft Corp.	1,507,372	4.1
15,660	@	NetApp, Inc.	466,042	1.3
23,500	@	Nvidia Corp.	292,105	0.8
46,830		Oracle Corp.	1,239,590	3.4
13,320		Qualcomm, Inc.	763,369	2.1
5,280		Other Securities	278,573	0.8
			11,043,000	30.2
		Materials: 2.7%
5,830		Monsanto Co.	450,076	1.2
13,874		Other Securities	538,418	1.5
			988,494	2.7
		Total Common Stock (Cost $37,345,460)	35,783,362	97.9
SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
541,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $541,000)	541,000	1.5
		Total Short-Term Investments (Cost $541,000)	541,000	1.5
		Total Investments in Securities (Cost $37,886,460)	$36,324,362	99.4
		Assets in Excess of Other Liabilities	203,667	0.6
		Net Assets	$36,528,029	100.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING LARGE CAP GROWTH FUND  AS OF MAY 31, 2012 (CONTINUED)

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

Cost for federal income tax purposes is $37,937,161.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$586,069
Gross Unrealized Depreciation	(2,198,868)
Net Unrealized Depreciation	$(1,612,799)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table Investments, at value
Common Stock*	$35,783,362	$—	$—	$35,783,362
Short-Term Investments	541,000	—	—	541,000
Total Investments, at value	$36,324,362	$—	$—	$36,324,362

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 14.4%
70,500	@	Childrens Place Retail Stores, Inc.	$3,240,885	0.9
134,059	@	Collective Brands, Inc.	2,851,435	0.8
173,595		Cooper Tire & Rubber Co.	2,687,250	0.8
133,200		Finish Line	2,746,584	0.8
83,973	@	Life Time Fitness, Inc.	3,599,083	1.1
121,900	@	Sally Beauty Holdings, Inc.	3,221,817	0.9
1,907,286		Other Securities	31,227,698	9.1
			49,574,752	14.4
		Consumer Staples: 1.5%
143,965		Other Securities	5,355,287	1.5
		Energy: 5.4%
147,300	@	Bill Barrett Corp.	2,844,363	0.8
124,250	@	Carrizo Oil & Gas, Inc.	2,747,168	0.8
46,600	@	Dril-Quip, Inc.	2,823,494	0.8
75,319	@	Unit Corp.	2,996,943	0.9
792,827		Other Securities (a)	7,303,959	2.1
			18,715,927	5.4
		Financials: 21.2%
25,200	@	Affiliated Managers Group, Inc.	2,597,364	0.7
60,338		Cash America International, Inc.	2,683,834	0.8
243,309		CubeSmart	2,751,825	0.8
511,265		DCT Industrial Trust, Inc.	2,975,562	0.9
128,684		LaSalle Hotel Properties	3,549,105	1.0
118,887		National Retail Properties, Inc.	3,149,317	0.9
147,202		Primerica, Inc.	3,543,152	1.0
34,811		ProAssurance Corp.	3,068,242	0.9
64,009		Prosperity Bancshares, Inc.	2,734,464	0.8
50,506	@	Signature Bank	3,101,573	0.9
130,100		Starwood Property Trust, Inc.	2,607,204	0.7
320,200		Susquehanna Bancshares, Inc.	3,083,526	0.9
46,320	@	SVB Financial Group	2,763,451	0.8
79,738		Wintrust Financial Corp.	2,711,889	0.8
1,786,014		Other Securities (a)	31,912,205	9.3
			73,232,713	21.2
		Health Care: 11.3%
44,150	@	Haemonetics Corp.	3,077,696	0.9
194,734	@	Healthsouth Corp.	3,727,209	1.1
1,248,777		Other Securities (a)	32,017,642	9.3
			38,822,547	11.3
		Industrials: 18.7%
131,226		Actuant Corp.	3,434,184	1.0
64,800		Acuity Brands, Inc.	3,531,600	1.0
71,339	@	Atlas Air Worldwide Holdings, Inc.	3,240,217	0.9
124,142		Barnes Group, Inc.	2,888,784	0.8

Shares			Value	Percentage of Net Assets
99,730		Brady Corp.	$2,736,591	0.8
211,400		Heartland Express, Inc.	3,010,336	0.9
97,928	@	HUB Group, Inc.	3,423,563	1.0
53,306		Regal-Beloit Corp.	3,213,819	0.9
47,400	@	Teledyne Technologies, Inc.	2,824,092	0.8
45,148		Toro Co.	3,363,978	1.0
72,300		Universal Forest Products, Inc.	2,722,095	0.8
101,203		Waste Connections, Inc.	3,132,233	0.9
36,025		Watsco, Inc.	2,651,800	0.8
117,900		Watts Water Technologies, Inc.	3,896,595	1.1
1,045,511		Other Securities	20,510,278	6.0
			64,580,165	18.7
		Information Technology: 15.8%
103,000		Adtran, Inc.	3,010,690	0.9
104,000	@	Cardtronics, Inc.	2,914,080	0.8
145,300	@	Parametric Technology Corp.	2,935,060	0.8
93,803	@	Plexus Corp.	2,626,484	0.8
154,950	@	Progress Software Corp.	2,978,139	0.9
2,376,796		Other Securities (a)	40,130,847	11.6
			54,595,300	15.8
		Materials: 5.2%
114,500		HB Fuller Co.	3,480,800	1.0
173,100		Worthington Industries	2,812,875	0.8
1,090,957		Other Securities (a)	11,551,818	3.4
			17,845,493	5.2
		Telecommunication Services: 0.5%
178,514		Other Securities	1,574,312	0.5
		Utilities: 3.3%
98,960		Cleco Corp.	4,041,527	1.2
86,800		El Paso Electric Co.	2,663,892	0.8
149,960		Other Securities	4,624,984	1.3
			11,330,403	3.3
		Total Common Stock (Cost $340,904,764)	335,626,899	97.3
EXCHANGE-TRADED FUNDS: 1.1%
49,700		iShares Russell 2000 Index Fund	3,782,170	1.1
		Total Exchange- Traded Funds (Cost $4,124,253)	3,782,170	1.1
		Total Long-Term Investments (Cost $345,029,017)	339,409,069	98.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Securities Lending Collateralcc(1) 3.4%
$2,734,890	Citigroup, Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,734,906, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,789,588, due 06/14/12-05/20/42)	$2,734,890	0.8
575,764	Deutsche Bank AG, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $575,767, collateralized by various U.S. Government Securities, 0.250%-4.125%, Market Value plus accrued interest $587,284, due 05/31/13-08/31/18)	575,764	0.2
2,734,890	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,734,906, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $2,789,588, due 06/01/35-05/01/42)	2,734,890	0.8
2,734,890	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $2,734,907, collateralized by various U.S. Government Agency Obligations, 2.906%-8.500%, Market Value plus accrued interest $2,789,590, due 02/01/18-03/01/42)	2,734,890	0.8

Principal Amount†		Value	Percentage of Net Assets
$2,734,890	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,734,906, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $2,789,589, due 08/01/25-03/01/42)	$2,734,890	0.8
		11,515,324	3.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
5,217,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,217,000)	5,217,000	1.5
	Total Short-Term Investments (Cost $16,732,324)	16,732,324	4.9
	Total Investments in Securities (Cost $361,761,341)	$356,141,393	103.3
	Liabilities in Excess of Other Assets	(11,523,664)	(3.3)
	Net Assets	$344,617,729	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $361,779,121.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$29,786,728
Gross Unrealized Depreciation	(35,424,456)
Net Unrealized Depreciation	$(5,637,728)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table Investments, at value
Common Stock*	$335,626,899	$—	$—	$335,626,899
Exchange-Traded Funds	3,782,170	—	—	3,782,170
Short-Term Investments	5,217,000	11,515,324	—	16,732,324
Total Investments, at value	$344,626,069	$11,515,324	$—	$356,141,393

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended May 31, 2012:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$84,165	$—	$(84,165)	$—	$(21,041)	$21,041	$—	$—	$—
Total Investments, at value	$84,165	$—	$(84,165)	$—	$(21,041)	$21,041	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a chagne in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2012 were as follows:

Fund Name	Type	Per Share Amount
ING Core Equity Research Fund
Class A	NII	$0.0925
Class B	NII	$0.0173
Class C	NII	$0.0246
Class I	NII	$0.1308
Class O	NII	$0.0941
Class R*	NII	$0.0615
Class W	NII	$0.1249
ING Corporate Leaders 100 Fund
Class A	NII	$0.1711
Class B	NII	$0.0830
Class C	NII	$0.1265
Class I	NII	$0.2061
Class W	NII	$0.2051
ING Small Company Fund
Class A	NII	$—
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0307
Class O	NII	$—
Class W	NII	$0.0115
All Classes	STCG	$0.1289
All Classes	LTCG	$0.5772

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

*  Commenced operations August 5, 2011

Of the ordinary distributions made during the year ended May 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Small Company Fund	55.42%

For the year ended May 31, 2012, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Core Equity Research Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Small Company Fund	55.49%

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund below designates the following percentages of net investment income distributions as interest-related dividends:

ING Small Company Fund	0.12%

The following Fund designates 100.00% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

ING Small Company Fund

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:71	Chairman/ Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978 - 1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).
Ph.D. in Economics.
Director of Academy of Economics and Finance (February 2001 - February 2003).
			Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	38	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	38	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	December 2007 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011).	38	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:77	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	38	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Andersen & Co. (1984 - 1985).	38	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Director who is an "Interested Person"

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	175	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1) The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

(2) Except for Mr. Mathews and for the purposes of this table "ING Fund Complex" means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of June 30, 2012.

(3) "Interested Person," by virtue of this Director's current or prior affiliation with any of the Funds, ING or any of ING's affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Investment Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management , ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 40	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	April 2007 - Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" or a "Portfolio" and, collectively, the "Funds" or the "Portfolios") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with the sub-adviser of each Fund (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve the continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the

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Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser's recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds' 15(c) Methodology Guide (the "Guide"), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the "Independent Consultant") to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a "manager-of-managers" structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds' brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep's plans for divestiture of its insurance business, including its investment management business (the "Insurance Divestiture"). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an "index fund"), the Board focused on the reasonableness of the differences between the Fund's performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group.

Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser's undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds, as set forth in the Fund-by-Fund analysis below, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider such information to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis."

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds as set forth in the Fund-by-Fund analysis below, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time, except as otherwise indicated below in the Fund-by-Fund analysis.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING Corporate Leaders 100 Fund

In evaluating the investment performance of ING Corporate Leaders 100 Fund, the Board noted the Sub-Adviser attempts to achieve the Fund's investment objective (to outperform the S&P 500 Index) by investing equally in each security in the S&P 100 Index. The Board also noted that: (i) the Fund outperformed its Morningstar category median for all periods presented; (ii) the Fund underperformed its benchmark index for the most recent calendar quarter, year-to-date and one year period, and outperformed the benchmark index for the three year period; and (iii) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods, and the first quintile for the three-year period. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Corporate Leaders 100 Fund, the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Core Equity Research Fund

In evaluating the investment performance of ING Core Equity Research Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median for each period presented; (2) the Fund underperformed its benchmark index for each period presented; and (3) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, one-year and five-year periods and in the fourth quintile for the year-to-date and three-year periods. The Board noted that the Fund had significantly underperformed its peers during relatively short time periods in 2010 and 2011, which had the effect of masking the Fund's otherwise strong long-term performance record. After further consideration of these matters, the Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Core Equity Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (i) the Fund outperformed its Morningstar category median for the most recent calendar quarter and five-year period, but underperformed for the year-to-date, one-year and three-year periods; (ii) the Fund outperformed its benchmark index for the most recent calendar quarter and five-year periods but underperformed for the year-to-date, one-year and three-year periods; and (iii) the Fund is ranked in its Morningstar category in the second quintile for the five-year period, the third quintile for the most recent calendar quarter and three-year periods and in the fourth quintile for the year-to-date and one-year period periods. The Board noted that the Fund had significantly underperformed its peers during relatively short time periods in 2010 and 2011, which had the effect of masking the Fund's otherwise strong long-term performance record. After further consideration of these matters, the Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Small Company Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE ING LARGE CAP GROWTH FUND

Overview of the Review Process

At a meeting held on December 15, 2011, the board of directors (the "Directors" or the "Board") of ING Series Fund, Inc. ("ISFI"), including all of the independent directors who are not "interested persons" of ISFI (the "Independent Directors"), authorized the establishment of the ING Large Cap Growth Fund (the "Fund"). In connection with the establishment of the Fund, the Board, including all of the Independent Directors, also voted to approve (i) investment advisory agreements (the "Advisory Agreement") for the Fund with ING Investments, LLC (the "Adviser"), and (ii) a sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and ING Investment Management Co. ("IIM" or the "Sub-Adviser"). Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of the Advisory Agreement and the Sub-Advisory Agreement after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the Fund and as part of the annual contract approval process for other ING Funds advised by the Adviser, and sub-advised by IIM. Such information included the following: (i) comparative data regarding management fees, including data regarding the fees charged by the Adviser and IIM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund; (ii) comparative data regarding the proposed expense ratio of the Fund and the expense ratio of a selected peer group of similar funds (the "Selected Peer Group"); (iii) copies of each form of advisory agreement and sub-advisory agreement; (iv) copies of the codes of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (v) financial statements of the Adviser and of the Sub-Adviser; (vi) profitability analyses for the Adviser and its affiliated companies with respect to the Fund; (vii) descriptions of the qualifications of the investment personnel expected to be responsible for managing the Fund and their responsibilities with respect to managing other accounts or mutual funds; (viii) descriptions of the services expected to be provided to the Fund, including the investment strategies and techniques used by the Sub-Adviser in managing the Fund; (ix) data relating to brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Fund' brokerage and Commission Sharing Arrangements; (x) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (xi) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser's programs for monitoring and enforcing compliance with the ING Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; and (xii) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by Goodwin Procter LLP, independent legal counsel ("Counsel") on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and the Sub-Adviser to manage the Fund.

In addition, the Contracts Committee considered information relating specifically to the investment objectives and investment policies of the Fund and the ability of the Adviser and the Sub-Adviser to pursue the New Fund's investment objective by implementing these investment policies. For the Fund, the Board considered, among other things, the Sub-Adviser's experience with the management of other index-based mutual funds and similar products, the unique characteristics of the index that the Fund is proposed to track and whether the Sub-Adviser propose to use a replication or optimization strategy to manage the Fund. Prior to voting to recommend approval of the Advisory and Sub-Advisory Agreement for the Fund, the Contracts Committee and/or the Board received presentations from the Adviser and IIM regarding the investment strategies to be used in pursuing the Fund's investment objective.

The Independent Directors were assisted by Counsel throughout this process. The Independent Directors relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreement(s) and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Fund by the Adviser and by the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Fund. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the Fund, the Codes of Ethics of the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities,

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including the U.S. Securities and Exchange Commission. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of ING Funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Fund may realize because the Fund are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board also noted the Adviser has implemented a "manager-of-managers" structure under which the investment portfolio of the Fund is managed by the Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Adviser.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the Fund, taken as a whole, can be expected to be consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreement and that the fees to be paid for such service are fair and reasonable.

The Board noted that the Fund has no prior performance record. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the Fund.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund's proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group, both before and after giving effect to undertakings by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and the Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee to be charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Fund. The Board also considered other direct or indirect benefits that the Adviser and the Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of "soft dollar" benefits from the Fund's brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits expected to be realized by the Adviser and its affiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more funds. The Board also reviewed information regarding the projected expense ratio of the Fund in light of projected changes in the assets of the Fund, noting that, as the assets of the Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Fund.

The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results.

Based upon the foregoing, the Board concluded that the fee schedules for the Fund can be expected to result in an equitable sharing among the Fund, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  AR-ADEALL  (0512-072612)

Annual Report

May 31, 2012

ING Capital Allocation Fund

Classes A, B, C, I, O and W

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Shareholder Expense Example	6

Report of Independent Registered Public Accounting Firm	7

Statement of Assets and Liabilities	8

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Portfolio of Investments	22

Tax Information	25

Director and Officer Information	26

Advisory Contract Approval Discussion	30

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A World without Fear

Dear Shareholder:

Fondly and sadly, we bid farewell in June to Ray Bradbury, the highly respected science-fiction writer and social commentator. Bradbury had an uncanny ability to foresee technological advances — in 1950, he envisioned wall-sized flat screen televisions and iPod-like music systems — and to examine their social implications. He recognized the fear that new technologies might bring abuses, yet hoped that humanity could avoid these risks and benefit from the technologies.

Today’s technologies bring worldwide news into our homes in minutes. Fear saturates the news media and plays out daily in the global financial markets. We get a lot of noise but not much signal; we see “risk-on” trading one day, “risk-off” trading the next. Certainly, there are reasons to be fidgety: the mature economies seem incapable of mustering the will to solve their problems, and the developing economies still depend on the developed markets to buy their goods. Under such conditions, small news can move markets; it can be challenging to find assets that reduce uncertainty, and it takes courage to acknowledge fear and still be an optimist.

That’s why we continue to advocate a well-diversified, disciplined approach to portfolio construction. We live in uncertain times, so it’s important to keep your goals in sight and not get distracted by passing investment fads, fleeting profit opportunities or seemingly fearful events that may already be reflected fully in market prices.

Bradbury was right to caution about the risks of our inventions, but his other point — despite the hazards we have choices — applies to investors, too. While the risk of losses may be real, don’t get drawn into decisions that may hinder the pursuit of your goals. Discuss your ideas thoroughly with your investment advisor and keep your portfolio well-diversified and flexible. And having taken care of that, relax and perhaps enjoy one of Ray Bradbury’s books — they’re still excellent reads.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

June 22, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2012

At the half way point in our fiscal year, global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends, were down 10.15%. As bad as this sounds, losses had been almost halved by October’s 8.55% surge based on better economic news from the US. The gain mostly held through December and gathered new strength in the first quarter 2012, before new doubts arose in April and intensified in May. For the whole fiscal year the MSCI World IndexSM fell 7.75%. (The MSCI World IndexSM returned (11.02)% for the one year ended May 31, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012, and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the positive results in March of the Federal Reserve’s stress tests on banks. Reported fourth quarter 2011 gross domestic product (“GDP”) growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers’ indices were clearly in expansion territory.

But the positive momentum faded. The May employment report showed only 115,000 new jobs created in April, while the paring of the unemployment rate to 8.1% was in part due to workers leaving the workforce. Durable goods orders fell the most in three years in March and barely budged in April. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still slipping on an annual basis, albeit at a decelerating rate, as sales struggled to gain traction, despite record low mortgage interest rates. On the last day of May, first quarter 2012 GDP growth was revised down to 1.9% and the Chicago Purchasing Managers’ index of manufacturing activity in the Midwest was reported at the lowest since September 2009. The fiscal year ended with investor sentiment very fragile.

The euro zone’s enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank (“ECB”) President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell.

But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell and France, where a Socialist president was elected in May. Back at the periphery, inconclusive May elections in Greece meant further elections in June, now widely seen as a referendum on staying in the euro zone.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.12% over the fiscal year. Within this index, the Barclays Capital Corporate Investment Grade Bond sub-index returned 8.37%. Investors saw good value in the sector even as risk appetite ebbed and flowed. The Barclays Capital U.S. Treasury sub-index returned 9.05%, benefiting from waves of risk aversion and wafer-thin short term interest rates. The Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index was volatile but ended up 3.97% for the year.

U.S. equities, represented by the S&P 500® Index including dividends, fell by just 0.41% for the fiscal year, which concealed average monthly movements of 3.92%. Resilient S&P 500® company earnings offset the macro concerns discussed above, with the trailing 12-month operating earnings yield on March 31 estimated at nearly 7%, according to Standard & Poor’s. Sector index returns showed wide disparities, ranging from utilities up 10.66% to energy down 14.76%.

In currencies, the euro zone’s problems finally took their toll on the euro, the dollar appreciating 16.24% over the fiscal year. The pound fell in sympathy with the euro, by 6.91%, due to the U.K.’s close trade ties to the euro zone. But the dollar fell back against the yen by 3.47% despite the Bank of Japan’s announcement in February of a 1% inflation target and promise of strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index lost 13.58% in the fiscal year, most of it in May. The economy struggled to recover from the earthquake and tsunami of March 2011. The Bank of Japan’s February initiatives raised hopes that asset reflation might be under way at last, before concerns about Europe and U.S. growth resurfaced in April. MSCI Europe ex UK® Index slumped 17.81%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment perched at 10.9%, a euro-era high. The MSCI UK® Index fell 7.49%, like Japan, mostly in May. The economy unexpectedly re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING CAPITAL ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of May 31, 2012(1)

U.S. Large-Capitalization Stocks	34%
U.S. Mid-Capitalization Stocks	9%
U.S. Small-Capitalization Stocks	3%
Non-U.S./International Stocks	10%
Emerging Markets	7%
Real Estate Stocks	2%
Fixed-Income Securities	35%

Total	100%

(1)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

ING Capital Allocation Fund (the “Fund” or “Capital Allocation”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.17)% compared to the S&P Target Risk Growth Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI EAFE® Index, and the Russell 3000® Index, which returned (1.55)%, 7.12%, (20.48)% and (1.87)%, respectively, during the same period.

Portfolio Specifics: The Fund sought to reduce risk during the first half of the reporting period as U.S. business conditions deteriorated and the sovereign debt crisis worsened. Investors fled to the perceived safety of asset classes such as core bonds, which were the best-performing assets. The Fund was overweight core bonds at the expense of domestic large caps from mid-August until the second half of September, which was slightly additive to performance. We were overweight high yield bonds at the expense of core bonds from June 2011 through March 2012, except from mid-August to mid-October 2011, which was slightly additive to performance. Additionally, our overweight to high yield bonds was also at the expense of domestic large caps from the first half of August through October 2011, which proved to be a significant detractor to performance. Overall, the Fund’s average overweight to high yield bonds over the period was additive to performance, and the average underweight to core bonds for the period was slightly detractive.

Also during the period, the Fund was underweight international core equity in favor of emerging market (“EM”) equities until the second half of September 2011 when we neutralized the Fund’s tactical overweight to EM equities. This overweight to EM proved to be detractive to performance. In May 2012, the Fund added a tactical underweight to the EM asset class with an overweight to domestic large cap equities. This overweight to domestic large cap equities proved beneficial to the Fund. The average overweight to EM equities for the period was detractive overall. On the whole, the Fund’s tactical asset allocation was unfavorable to performance for the period.

As part of our annual review process we increased exposure to the high yield asset class on a strategic basis during May 2012. We also increased the Fund’s strategic allocation to EM equities based on our long term views. In addition, the global bond strategy was broken out into its two distinct strategic asset classes: global bonds and EM debt. All trades in either asset class are accomplished via the global bond sleeve. Finally, with the “alternative” asset classes showing increased market volatility and net outflows, we decided to remove the ING Alternative Beta Fund from the Fund’s portfolio at the end of the period. During the period, ING Emerging Countries Fund, an underperformer, was replaced with ING Emerging Markets Equity Fund, a multi-managed fund.

The Fund is a fund-of-funds. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “Target Allocations”). Target Allocations may be changed from time to time. The Fund’s strategic allocation benchmark reflects these Target Allocations and returned (3.77)% for the one year ended May 31, 2012. Several of the underlying funds detracted from performance relative to their respective benchmarks. The underperforming funds were ING International Index Plus Fund, ING Large Cap Value Fund (formerly, ING Equity Dividend Fund), ING Intermediate Bond Fund, ING Global Bond Fund, ING Core Equity Research Fund and ING Global Real Estate Fund. ING Intermediate Bond Fund had positive absolute performance but had weaker results compared to its underlying benchmark. ING MidCap Opportunities Fund, ING Small Company Fund,ING High Yield Bond Fund and ING Large Cap Growth Fund outperformed their benchmarks.

Current Strategy & Outlook: Risk assets have moved lower across the globe as worries of slowing growth have weighed on investors’ minds. However, the U.S. recovery has proven to be resilient in the face of Europe’s troubles, the deceleration of emerging markets and the slowing of China. We feel U.S.-based assets will continue to benefit from their safe-haven status. In addition, if commodity prices — and oil in particular — continue to slow, the U.S. consumer would stand to benefit at the margin. Europe, where Greece has been unable to form a stable government following elections, remains and will continue to be the epicenter of global financial risks.

We are keeping a watchful eye on the ongoing structural shifts in global growth potential. Our recent shift to a higher domestic allocation and higher equity allocation reflects our belief in a lower forecast this year for international developed markets and higher risk-adjusted expected returns coming from equities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING CAPITAL ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(10.60)%	(0.67)%	2.51%	—		—
Class B(2)	(10.51)%	(0.55)%	2.36%	—		—
Class C(3)	(6.76)%	(0.23)%	2.34%	—		—
Class I	(4.80)%	0.80%	3.39%	—		—
Class O	(5.16)%	0.54%	—	1.50%		—
Class W	—	—	—	—		2.83%
Excluding Sales Charge:
Class A	(5.17)%	0.51%	3.11%	—		—
Class B	(5.88)%	(0.22)%	2.36%	—		—
Class C	(5.83)%	(0.23)%	2.34%	—		—
Class I	(4.80)%	0.80%	3.39%	—		—
Class O	(5.16)%	0.54%	—	1.50%		—
Class W	—	—	—	—		2.83%
Barclays Capital U.S. Aggregate Bond Index	7.12%	6.72%	5.72%	6.35	%(4)	4.45%
MSCI EAFE Index	(20.48)%	(7.34)%	4.01%	(3.86	)%(4)	(11.25)%
Russell 3000 Index	(1.87)%	(0.75)%	4.62%	1.51	%(4)	10.54%
S&P Target Risk Growth Index	(1.55)%	0.37%	— (5)	—	(5)	5.03%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Capital Allocation Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Since inception performance for the indices is shown from November 1, 2006.
(5)	The inception date of the S&P Target Risk Growth Index is January 31, 2007.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. On or about March 11, 2010, the Board approved a proposal changing the principal investment strategies of the Fund and changing the Fund’s name from “ING Strategic Allocation Conservative Fund” to “ING Capital Allocation Fund.”

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 01, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2012**	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2012**
ING Capital Allocation Fund
Class A	$1,000.00	$1,029.20	0.38%	$1.93	$1,000.00	$1,023.10	0.38%	$1.92
Class B	1,000.00	1,026.30	1.13	5.72	1,000.00	1,019.35	1.13	5.70
Class C	1,000.00	1,026.40	1.13	5.72	1,000.00	1,019.35	1.13	5.70
Class I	1,000.00	1,033.10	0.07	0.36	1,000.00	1,024.65	0.07	0.35
Class O	1,000.00	1,030.80	0.38	1.93	1,000.00	1,023.10	0.38	1.92
Class W	1,000.00	1,032.90	0.13	0.66	1,000.00	1,024.35	0.13	0.66

*	The annualized expense ratios do not include expenses of Underlying Funds.

**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Capital Allocation Fund, a series of ING Series Fund, Inc., as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Capital Allocation Fund as of May 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2012

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2012

ASSETS:
Investments in securities at value*	$86,234
Investments in affiliated underlying funds**	188,036,021
Cash	1,166,384
Cash collateral for futures	1,578,810
Receivables:
Investments in affiliated underlying funds sold	3,401,470
Fund shares sold	29,219
Dividends	174,744
Interest	707
Prepaid expenses	33,512
Reimbursement due from manager	41,232

Total assets	194,548,333

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	3,944,090
Payable for fund shares redeemed	163,801
Payable to affiliates	83,117
Payable for directors fees	1,517
Other accrued expenses and liabilities	167,721

Total liabilities	4,360,246

NET ASSETS	$190,188,087

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$251,718,028
Undistributed net investment income	947,570
Accumulated net realized loss	(67,036,609)
Net unrealized appreciation	4,559,098

NET ASSETS	$190,188,087

* Cost of investments in securities	$614,099
** Cost of investments in affiliated underlying funds	$183,125,588

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MAY 31, 2012 (CONTINUED)

Class A:
Net assets	$88,615,392
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,087,459
Net asset value and redemption price per share	$8.78
Maximum offering price per share (5.75%)(1)	$9.32
Class B:
Net assets	$4,348,665
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	492,705
Net asset value and redemption price per share†	$8.83
Class C:
Net assets	$23,782,754
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,696,719
Net asset value and redemption price per share†	$8.82
Class I:
Net assets	$13,873,165
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,556,083
Net asset value and redemption price per share	$8.92
Class O:
Net assets	$59,565,129
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,811,037
Net asset value and redemption price per share	$8.75
Class W:
Net assets	$2,982
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	335
Net asset value and redemption price per share	$8.91

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$5,885,862
Interest	5,998

Total investment income	5,891,860

EXPENSES:
Investment management fees	167,481
Distribution and service fees:
Class A	252,892
Class B	62,000
Class C	256,247
Class O	154,486
Transfer agent fees:
Class A	66,873
Class B	3,717
Class C	17,620
Class I	874
Class O	43,253
Class W	2
Administrative service fees	167,481
Shareholder reporting expense	30,768
Registration fees	90,676
Professional fees	58,847
Custody and accounting expense	11,958
Directors fees	10,013
Miscellaneous expense	14,948

Total expenses	1,410,136
Net waived and reimbursed fees	(423,741)

Net expenses	986,395

Net investment income	4,905,465

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	1,470,114
Futures	(5,428)
Sale of affiliated underlying funds	7,746,906

Net realized gain	9,211,592

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(26,605,081)
Futures	176,530

Net change in unrealized appreciation (depreciation)	(26,428,551)

Net realized and unrealized loss	(17,216,959)

Decrease in net assets resulting from operations	$(12,311,494)

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$4,905,465	$3,360,997
Net realized gain	9,211,592	3,379,389
Net change in unrealized appreciation (depreciation)	(26,428,551)	32,299,767

Increase (decrease) in net assets resulting from operations	(12,311,494)	39,040,153

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,861,074)	(1,372,853)
Class B	(88,845)	(134,873)
Class C	(520,890)	(233,570)
Class I	(438,854)	(186,429)
Class O	(1,783,100)	(765,854)
Class W	(99)	—

Total distributions	(5,692,861)	(2,693,579)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,486,398	25,974,210
Proceeds from shares issued in merger (Note 11)	—	206,126,155
Reinvestment of distributions	3,442,756	1,709,842

	19,929,154	233,810,207
Cost of shares redeemed	(52,756,123)	(53,399,539)

Net increase (decrease) in net assets resulting from capital share transactions	(32,826,969)	180,410,668

Net increase (decrease) in net assets	(50,831,325)	216,757,242

NET ASSETS:
Beginning of year or period	241,019,412	24,262,170

End of year or period	$190,188,087	$241,019,412

Undistributed net investment income at end of year or period	$947,570	$1,139,329

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expense net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Capital Allocation Fund
Class A
05-31-12	9.54	0.23		(0.73)	(0.50)	0.26	—	—	0.26	—	8.78	(5.17)	0.58	0.38		0.38		2.45		88,615	114
05-31-11	8.11	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.54	20.56	0.82	0.43		0.43		1.86		118,231	59
05-31-10	7.27	0.29	•	0.81	1.10	0.26	—	—	0.26	—	8.11	15.09	0.91	0.59	†	0.59	†	3.64	†	12,992	45
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	—	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	—	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
Class B
05-31-12	9.53	0.16	•	(0.72)	(0.56)	0.14	—	—	0.14	—	8.83	(5.88)	1.33	1.13		1.13		1.73		4,349	114
05-31-11	8.08	0.11		1.48	1.59	0.14	—	—	0.14	—	9.53	19.82	1.57	1.18		1.18		1.20		9,466	59
05-31-10	7.25	0.24	•	0.79	1.03	0.20	—	—	0.20	—	8.08	14.19	1.66	1.34	†	1.34	†	2.99	†	2,898	45
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	—	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	—	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
Class C
05-31-12	9.57	0.16		(0.72)	(0.56)	0.19	—	—	0.19	—	8.82	(5.83)	1.33	1.13		1.13		1.67		23,783	114
05-31-11	8.13	0.09		1.49	1.58	0.14	—	—	0.14	—	9.57	19.65	1.57	1.18		1.18		1.11		29,150	59
05-31-10	7.29	0.23	•	0.80	1.03	0.19	—	—	0.19	—	8.13	14.15	1.66	1.34	†	1.34	†	2.86	†	2,035	45
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	—	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	—	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
Class I
05-31-12	9.68	0.26		(0.73)	(0.47)	0.29	—	—	0.29	—	8.92	(4.80)	0.27	0.07		0.07		2.72		13,873	114
05-31-11	8.22	0.19	•	1.50	1.69	0.23	—	—	0.23	—	9.68	20.96	0.57	0.18		0.18		2.10		16,325	59
05-31-10	7.37	0.33	•	0.80	1.13	0.28	—	—	0.28	—	8.22	15.30	0.66	0.34	†	0.34	†	4.04	†	340	45
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	—	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	—	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
Class O
05-31-12	9.51	0.22		(0.72)	(0.50)	0.26	—	—	0.26	—	8.75	(5.16)	0.58	0.38		0.38		2.42		59,565	114
05-31-11	8.08	0.17	•	1.47	1.64	0.21	—	—	0.21	—	9.51	20.64	0.82	0.43		0.43		1.86		67,756	59
05-31-10	7.25	0.29	•	0.80	1.09	0.26	—	—	0.26	—	8.08	15.02	0.91	0.59	†	0.59	†	3.66	†	5,998	45
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	—	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	—	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
Class W
08-05-11(5) - 05-31-12	8.96	0.20	•	0.04	0.24	0.29	—	—	0.29	—	8.91	2.83	0.33	0.13		0.13		2.66		3	114

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012

NOTE 1 — ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eleven separate active investment series that comprise the Company. The series included in this report is ING Capital Allocation Fund (“Capital Allocation” or the “Fund”).

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under its prospectus, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. ING Investments has engaged ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a

Delaware limited liability company, to serve as the Sub-Adviser to the Fund. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Fund. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board,

13

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. The valuations of the Fund’s investments in underlying funds (“Underlying Funds”) are based on the net assest value (“NAVs”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments by Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended May 31, 2012, there have been no significant changes to the fair valuation methodologies.

14

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain distributions from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables at fiscal year end, resulting from changes in the exchange rate.

D. Risk Exposures and the Use of Derivative Instruments. The Fund may also pursue its investment objectives by purchasing derivative instruments,

including, but not limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates,

15

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2012, the Fund has both purchased and sold futures contracts on various equity, foreign exchange, and interest rate indices to gain its exposure to each market risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2012, the Fund had an average notional value of $5,727,750 and $5,739,938 on futures contracts purchased and sold, respectively.

F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the

Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2012, the cost of purchases and proceeds from the sales of affiliated underlying funds, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Capital Allocation	$239,299,533	$273,422,352

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when the Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of the Fund.

16

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES POLICIES (continued)

During periods when the Fund invests directly in investment securities, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended May 31, 2012, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales charges	$8,345	N/A
Contingent Deferred Sales Charges	—	$399

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2012, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Capital Allocation	$13,206	$13,206	$56,705	$83,117

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2012, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the Fund:

Subsidiary	Percentage
ING Life Insurance and Annuity Company	5.29

ING National Trust	8.31

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2012, the Fund had payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Audit	$35,289
Postage	$38,656
Transfer Agent	$62,801

17

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Capital Allocation(1)	1.15%	1.90%	1.90%	0.90%	1.15%	0.90%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of May 31, 2012, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

May 31,
2013	2014	2015	Total
$78,176	$757,206	$423,741	$1,259,123

The Expense limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended May 31, 2012 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Capital Allocation
Class A
5/31/2012	876,583	—	297,878	(3,483,195)	(2,308,734)	7,939,756	—	2,549,834	(31,588,054)	(21,098,464)
5/31/2011	1,818,960	11,536,144	139,163	(2,700,383)	10,793,884	16,267,382	94,679,069	1,236,282	(24,227,446)	87,955,287
Class B
5/31/2012	17,109	—	9,571	(527,698)	(501,018)	150,842	—	82,596	(4,796,740)	(4,563,302)
5/31/2011	43,864	2,005,373	13,167	(1,427,297)	635,107	381,468	16,467,559	117,007	(12,882,065)	4,083,969

18

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class C
5/31/2012	170,827	—	36,783	(555,959)	(348,349)	1,537,420	—	317,438	(4,964,822)	(3,109,964)
5/31/2011	185,575	3,067,470	16,036	(474,394)	2,794,687	1,666,130	25,326,617	144,237	(4,242,486)	22,894,498
Class I
5/31/2012	69,202	—	49,124	(248,573)	(130,247)	644,778	—	426,400	(2,232,576)	(1,161,398)
5/31/2011	201,035	1,746,461	20,122	(322,612)	1,645,006	1,833,540	14,515,831	182,776	(2,970,234)	13,561,913
Class O
5/31/2012	701,660	—	7,795	(1,026,427)	(316,972)	6,210,602	—	66,488	(9,173,931)	(2,896,841)
5/31/2011	648,927	6,745,770	3,322	(1,012,830)	6,385,189	5,825,690	55,137,079	29,540	(9,077,308)	51,915,001
Class W
8/5/2011(1)-5/31/2012	335	—	—	—	335	3,000	—	—	—	3,000

(1)	Commencement of operations.

NOTE 11 — REORGANIZATIONS

On August 21, 2010, Capital Allocation (“Acquiring Fund”) acquired all of the net assets of ING Balanced Fund, ING Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of ING Balanced Fund on August 10, 2010. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each

Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2010, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2011, are as follows:

Net investment income	$4,017,237
Net realized and unrealized gain on investments	$35,944,004
Net increase in net assets resulting from operations	$39,961,241

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since August 20, 2010. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds' Unrealized Depreciation (000s)	Conversion Ratio
Capital Allocation	ING Balanced Fund	$120,923	$24,945	$45,839	$(744)	1.1632
Capital Allocation	ING Strategic Allocation Growth Fund	$43,303	$24,945	$9,200	$(177)	0.9600
Capital Allocation	ING Strategic Allocation Moderate Fund	$41,900	$24,945	$12,364	$(306)	1.0058

The net assets of Capital Allocation after the acquisition were $231,071,359.

19

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocation for the Fund. Furthermore, the Investment Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund’s or Underlying Funds’ investments.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2012:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$595,638	$(595,638)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary Income	Ordinary Income
$5,692,861	$2,693,579

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2012 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$980,082	$1,807,449	$(6,800,160)	2016
		(49,861,765)	2017
		(6,390,066)	2018
		(1,232,969)	2019

		$(64,284,960)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

20

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of May 31, 2012, no provisions for income tax would be required in the Fund's financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund's tax year ended May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 14 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 98.9%
		Affiliated Investment Companies: 98.9%
466,036		ING Core Equity Research Fund - Class I	$5,699,616	3.0
1,333,388		ING Emerging Markets Equity Fund - Class I	13,320,550	7.0
2,838,863		ING Large Cap Value Fund - Class I	29,467,401	15.5
679,121		ING Global Bond Fund - Class I	7,626,524	4.0
240,395		ING Global Real Estate Fund - Class I	3,822,287	2.0
1,496,759		ING High Yield Bond Fund - Class I	11,465,172	6.0
2,777,107		ING Index Plus International Equity Fund - Class I	19,106,495	10.1
4,555,660		ING Intermediate Bond Fund - Class I	45,419,928	23.9
3,056,727	@	ING Large Cap Growth Fund - Class I	29,375,151	15.4
733,019		ING MidCap Opportunities Fund - Class I	15,136,843	8.0
531,564		ING Small Company Fund - Class I	7,596,054	4.0
		Total Mutual Funds (Cost $183,125,588)	188,036,021	98.9

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: –%
		Energy: –%
200,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	$—	—
200,000	±,X	Greater Ohio Ethanol, LLC, 12.630%, 12/31/13	—	—
		Financials: –%
200,000	#,±,X	Twin Reefs Pass-through Trust, 1.390%, 12/10/49	—	—
		Total Corporate Bonds/Notes (Cost $508,966)	—	—

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
5,959		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.839%, 07/25/33	$5,123	0.0
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	79,612	0.0
2,177		Residential Asset Mortgage Products, Inc., 0.859%, 06/25/33	1,499	0.0
		Total Asset-Backed Securities (Cost $105,133)	86,234	0.0
		Total Investments in Securities (Cost $183,739,687)	$188,122,255	98.9
		Assets in Excess of Other Liabilities	2,065,832	1.1

		Net Assets	$190,188,087	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $186,314,806.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,146,645
Gross Unrealized Depreciation	(7,339,196)

Net Unrealized Appreciation	$1,807,449

See Accompanying Notes to Financial Statements

22

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identic Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Mutual Funds	$188,036,021	$—	$—	$188,036,021
Corporate Bonds/Notes	—	—	—	—
Asset-Backed Securities	—	86,234	—	86,234

Total Investments, at value	$188,036,021	$86,234	$—	$188,122,255

Other Financial Instruments+
Futures	419,370	—	—	419,370

Total Assets	$188,455,391	$86,234	$—	$188,541,625

Liabilities Table
Other Financial Instruments+
Futures	$(242,840)	$—	$—	$(242,840)

Total Liabilities	$(242,840)	$—	$—	$(242,840)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

	Beginning Balance on 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$254,138	$—	$(254,138)	$—	$(63,535)	$63,535	$—	$—	$—

Total Investments, at value	$254,138	$—	$(254,138)	$—	$(63,535)	$63,535	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $—.

ING Capital Allocation Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	175	06/15/12	$11,455,500	$(242,840)

			$11,455,500	$(242,840)

Short Contracts
Mini MSCI Emerging Markets Index	(253)	06/15/12	(11,479,875)	419,370

			$(11,479,875)	$419,370

See Accompanying Notes to Financial Statements

23

ING CAPITAL ALLOCATION FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities		Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation	*	$419,370

Total Asset Derivatives			$419,370

Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*		$242,840

Total Liability Derivatives			$242,840

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures
Equity contracts	$(5,428)

Total	$(5,428)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures
Equity contracts	$176,530

Total	$176,530

See Accompanying Notes to Financial Statements

24

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2012 were as follows:

Fund Name	Type	Per Share Amount

ING Capital Allocation Fund
Class A	NII	$0.2604
Class B	NII	$0.1368
Class C	NII	$0.1876
Class I	NII	$0.2875
Class O	NII	$0.2627
Class W	NII	$0.2946

NII - Net investment income

Of the ordinary distributions made during the year ended May 31, 2012, 7.71% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the year ended May 31, 2012, 19.46% of net investment income dividends paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 44.12% of net investment income distributions as interest-related dividends.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2012:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$3,829,419	$0.1769	70.90%

*The	Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:71	Chairman/Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978-1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).

Ph.D. in Economics.

Director of Academy of Economics and Finance (February 2001 - February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.

				38	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984-2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	38	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	December 2007 - Present	Retired. Director, Hill – Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986-1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011).	38	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:77	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	38	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995-1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Andersen & Co. (1984 -1985).	38	None.
Director who is an “Interested Person”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).	175	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

1.

The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

2.

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of June 30, 2012.

3.	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Funds, ING or any of ING’s affiliates.

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Investment Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management , ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

28

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) - During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 40	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	April 2007 - Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, including specific considerations with respect to ING Capital Allocation Fund (the “Capital Allocation Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve the continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee

recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”).

In evaluating the investment performance of the Capital Allocation Fund, the Board noted that: (i) the Capital Allocation Fund underperformed its Morningstar category median for each period presented; (ii) the Capital Allocation Fund underperformed its benchmark index each period presented; and (iii) the Capital Allocation Fund is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods and in the fifth quintile for the one-year period. In assessing the performance of the Capital Allocation Fund, the Board noted (i) the Capital Allocation Fund underwent a significant strategy change in August of 2010,

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(ii) strategy modifications implemented in 2011 to permit the Sub-Adviser to make tactical asset allocations more efficiently by using derivatives, and (iii) recent additions to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is required to evaluate the effectiveness of such actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider such information to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

In assessing the reasonableness of the management fee for the Capital Allocation Fund, the Board noted that the management fee for the Capital Allocation Fund is above the median and below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Capital Allocation Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints at this time.

34

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-CAPALLO	(0512-072612)

Annual Report

May 31, 2012

Classes A, B, C, I, O, R and W

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A World without Fear

Dear Shareholder:

Fondly and sadly, we bid farewell in June to Ray Bradbury, the highly respected science-fiction writer and social commentator. Bradbury had an uncanny ability to foresee technological advances — in 1950, he envisioned wall-sized flat screen televisions and iPod-like music systems — and to examine their social implications. He recognized the fear that new technologies might bring abuses, yet hoped that humanity could avoid these risks and benefit from the technologies.

Today’s technologies bring worldwide news into our homes in minutes. Fear saturates the news media and plays out daily in the global financial markets. We get a lot of noise but not much signal; we see “risk-on” trading one day, “risk-off” trading the next. Certainly, there are reasons to be fidgety: the mature economies seem incapable of mustering the will to solve their problems, and the developing economies still depend on the developed markets to buy their goods. Under such conditions, small news can move markets; it can be challenging to find assets that reduce uncertainty, and it takes courage to acknowledge fear and still be an optimist.

That’s why we continue to advocate a well-diversified, disciplined approach to portfolio construction. We live in uncertain times, so it’s important to keep your goals in sight and not get distracted by passing investment fads, fleeting profit opportunities or seemingly fearful events that may already be reflected fully in market prices.

Bradbury was right to caution about the risks of our inventions, but his other point — despite the hazards we have choices — applies to investors, too. While the risk of losses may be real, don’t get drawn into decisions that may hinder the pursuit of your goals. Discuss your ideas thoroughly with your investment advisor and keep your portfolio well-diversified and flexible. And having taken care of that, relax and perhaps enjoy one of Ray Bradbury’s books — they’re still excellent reads.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

June 22, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2012

At the half way point in our fiscal year, global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends, were down 10.15%. As bad as this sounds, losses had been almost halved by October’s 8.55% surge based on better economic news from the US. The gain mostly held through December and gathered new strength in the first quarter 2012, before new doubts arose in April and intensified in May. For the whole fiscal year the MSCI World IndexSM fell 7.75%. (The MSCI World IndexSM returned (11.02)% for the one year ended May 31, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012, and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the positive results in March of the Federal Reserve’s stress tests on banks. Reported fourth quarter 2011 gross domestic product (“GDP”) growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers’ indices were clearly in expansion territory.

But the positive momentum faded. The May employment report showed only 115,000 new jobs created in April, while the paring of the unemployment rate to 8.1% was in part due to workers leaving the workforce. Durable goods orders fell the most in three years in March and barely budged in April. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still slipping on an annual basis, albeit at a decelerating rate, as sales struggled to gain traction, despite record low mortgage interest rates. On the last day of May, first quarter 2012 GDP growth was revised down to 1.9% and the Chicago Purchasing Managers’ index of manufacturing activity in the Midwest was reported at the lowest since September 2009. The fiscal year ended with investor sentiment very fragile.

The euro zone’s enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank (“ECB”) President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell.

But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell and France, where a Socialist president was elected in May. Back at the periphery, inconclusive May elections in Greece meant further elections in June, now widely seen as a referendum on staying in the euro zone.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.12% over the fiscal year. Within this index, the Barclays Capital Corporate Investment Grade Bond sub-index returned 8.37%. Investors saw good value in the sector even as risk appetite ebbed and flowed. The Barclays Capital U.S. Treasury sub-index returned 9.05%, benefiting from waves of risk aversion and wafer-thin short term interest rates. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index was volatile but ended up 3.97% for the year.

U.S. equities, represented by the S&P 500® Index including dividends, fell by just 0.41% for the fiscal year, which concealed average monthly movements of 3.92%. Resilient S&P 500® company earnings offset the macro concerns discussed above, with the trailing 12-month operating earnings yield on March 31 estimated at nearly 7%, according to Standard & Poor’s. Sector index returns showed wide disparities, ranging from utilities up 10.66% to energy down 14.76%.

In currencies, the euro zone’s problems finally took their toll on the euro, the dollar appreciating 16.24% over the fiscal year. The pound fell in sympathy with the euro, by 6.91%, due to the U.K.’s close trade ties to the euro zone. But the dollar fell back against the yen by 3.47% despite the Bank of Japan’s announcement in February of a 1% inflation target and promise of strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index lost 13.58% in the fiscal year, most of it in May. The economy struggled to recover from the earthquake and tsunami of March 2011. The Bank of Japan’s February initiatives raised hopes that asset reflation might be under way at last, before concerns about Europe and U.S. growth resurfaced in April. MSCI Europe ex UK® Index slumped 17.81%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment perched at 10.9%, a euro-era high. The MSCI UK® Index fell 7.49%, like Japan, mostly in May. The economy unexpectedly re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.
S&P SmallCap 600 Index	An unmanaged index that measures the performance of the small-size company segment of the U.S. market.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of May 31, 2012

(as a percentage of net assets)

Information Technology	19.3%
Financials	13.0%
Health Care	11.9%
Consumer Discretionary	11.7%
Consumer Staples	11.5%
Energy	10.4%
Industrials	10.1%
Utilities	4.7%
Materials	3.1%
Telecommunication Services	2.9%
Assets in Excess of Other Liabilities*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund (the “Fund” or “Index Plus LargeCap”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Sam Lam, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.31)% compared to the S&P 500® Index, which returned (0.41)%, for the same period.

Portfolio Specifics: The global economy is deeply imbalanced along many dimensions, which makes it much more susceptible to shocks. In principle, these effects could be mitigated by monetary and fiscal policy. The ability and willingness of policymakers to do so, however, is much more limited than during the Great Moderation, a period of declining business-cycle volatility that began in the mid-1980s and came to an end about 2007. At the start of 2012, we seemed to be at the beginning of a more or less self-sustaining upturn in private sector demand driven by three inter-related elements: a more expansionary private sector, a virtuous feed-back loop between confidence, financial conditions and growth, as well as support from a more expansionary monetary policy. So far, the fall in risk appetite has been far less pronounced than in 2011 and confidence in some regions (the United States, Japan and certain emerging markets) remains on an upward trend.

The Fund underperformed the benchmark for the year ended May 31, 2012, primarily due to security selection. Selection in information technology, consumer discretionary and telecommunications services had the biggest negative impact on performance. Within consumer discretionary, overweights in DeVry Inc. and Netflix Inc. hurt performance. In information technology, an overweight in SAIC Inc. detracted from performance.

Other companies that hurt performance included overweights in Sprint Nextel Corp. and underweights in Wells Fargo & Co. Net contributors to results for the period included underweights of Bank of America Corp., Citigroup Inc. and Goldman Sachs Group Inc. Sector allocation detracted slightly from relative results for the period.

Current Outlook & Strategy: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- or under-weight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a Fund designed to maximize return and control for risk relative to the benchmark.

*	The Board of Directors of the Fund has approved the merger of the Fund with and into ING Corporate Leaders 100 Fund, which is not included in this report. The merger was approved by shareholders and took place on or about July 21, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2012*

(as a percentage of net assets)

Apple, Inc.	4.6%
ExxonMobil Corp.	2.7%
Microsoft Corp.	1.8%
International Business Machines Corp.	1.5%
Chevron Corp.	1.4%
General Electric Co.	1.2%
Google, Inc. - Class A	1.2%
Verizon Communications, Inc.	1.1%
AT&T, Inc.	1.1%
Pfizer, Inc.	1.0%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class R December 8, 2003		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(5.22)%	(3.15)%	2.42%	—		—
Class B(2)	(7.90)%	(3.65)%	1.96%	—		—
Class C(3)	(3.52)%	(3.05)%	2.23%	—		—
Class I	(2.00)%	(2.31)%	2.99%	—		—
Class O	(2.31)%	(2.56)%	2.73%	—		—
Class R	(2.57)%	(2.81)%	—	2.91%		—
Class W	—	—	—	—		10.62%
Excluding Sales Charge:
Class A	(2.31)%	(2.56)%	2.73%	—		—
Class B	(3.12)%	(3.30)%	1.96%	—		—
Class C	(2.80)%	(3.05)%	2.23%	—		—
Class I	(2.00)%	(2.31)%	2.99%	—		—
Class O	(2.31)%	(2.56)%	2.73%	—		—
Class R	(2.57)%	(2.81)%	—	2.91%		—
Class W	—	—	—	—		10.62%
S&P 500® Index	(0.41)%	(0.92)%	4.14%	4.66	%(4)	11.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to

www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	Since inception performance for the index is shown from December 1, 2003.

5

ING INDEX PLUS MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of May 31, 2012

(as a percentage of net assets)

Financials	21.1%
Industrials	16.7%
Information Technology	15.8%
Consumer Discretionary	13.4%
Health Care	10.4%
Materials	6.3%
Utilities	5.6%
Energy	5.3%
Consumer Staples	3.8%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	1.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Fund (the “Fund” or “Index Plus MidCap”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Fund is managed by Vincent Costa and Sam Lam, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (6.02)% compared to the S&P MidCap 400 Index, which returned (6.09)% for the same period.

Portfolio Specifics: The global economy is deeply imbalanced along many dimensions, which makes it much more susceptible to shocks. In principle, these effects could be mitigated by monetary and fiscal policy. The ability and willingness of policymakers to do so, however, is much more limited than during the Great Moderation, a period of declining business-cycle volatility that began in the mid-1980s and came to an end about 2007. At the start of 2012, we seemed to be at the beginning of a more or less self-sustaining upturn in private sector demand driven by three inter-related elements: a more expansionary private sector, a virtuous feed-back loop between confidence, financial conditions and growth, as well as support from a more expansionary monetary policy. So far, the fall in risk appetite has been far less pronounced than in 2011 and confidence in some regions (the United States, Japan and certain emerging markets) remains on an upward trend.

The Fund outperformed the benchmark for the year ended May 31, 2012. Security selection in energy, industrials and information technology had the biggest positive impact on performance. Within energy, an underweight in Cimarex Energy Co. added to performance; among industrials, an underweight in KBR Inc. contributed to results. Information technology companies that added to performance included an overweight in AOL Inc. and an underweight in Informatica Corp.

Security selection in health care, telecommunications services and consumer staples detracted the most from relative results. The biggest net detractors for the period included Regeneron Pharmaceuticals Inc., Catalyst Health Solutions Inc. and Advance Auto Parts Inc. Within financials, Greenhill & Co. also detracted.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- or under-weight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a Fund designed to maximize return and control for risk relative to the benchmark.

*	The Board of Directors of the Fund has approved the merger of ING Index Plus SmallCap Fund with and into the Fund. The merger is not subject to shareholder approval and was implemented, along with related strategy changes and a name change, on or about July 21, 2012. Effective upon the merger, the Fund will cease to be quantitatively managed and will become a fundamentally managed small/mid cap Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2012*

(as a percentage of net assets)

Regeneron Pharmaceuticals, Inc.	1.1%
Vertex Pharmaceuticals, Inc.	0.9%
Monster Beverage Corp.	0.9%
Petsmart, Inc.	0.9%
Macerich Co.	0.8%
HollyFrontier Corp.	0.8%
Tractor Supply Co.	0.7%
Albemarle Corp.	0.7%
Foot Locker, Inc.	0.7%
PVH Corp.	0.7%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class R October 24, 2003		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(8.82)%	(1.73)%	4.75%	—		—
Class B(2)	(11.42)%	(2.21)%	4.27%	—		—
Class C(3)	(7.24)%	(1.65)%	4.53%	—		—
Class I	(5.78)%	(0.86)%	5.34%	—		—
Class O	(6.00)%	(1.12)%	5.07%	—		—
Class R	(6.27)%	(1.38)%	—	5.55%		—
Class W	—	—	—	—		10.88%
Excluding Sales Charge:
Class A	(6.02)%	(1.13)%	5.07%	—		—
Class B	(6.76)%	(1.89)%	4.27%	—		—
Class C	(6.54)%	(1.65)%	4.53%	—		—
Class I	(5.78)%	(0.86)%	5.34%	—		—
Class O	(6.00)%	(1.12)%	5.07%	—		—
Class R	(6.27)%	(1.38)%	—	5.55%		—
Class W	—	—	—	—		10.88%
S&P MidCap 400 Index	(6.09)%	1.72%	7.19%	7.75	%(4)	9.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	Since inception performance for the index is shown from November 1, 2003.

7

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of May 31, 2012

(as a percentage of net assets)

Financials	19.1%
Information Technology	18.0%
Consumer Discretionary	16.0%
Industrials	15.5%
Health Care	10.7%
Materials	5.3%
Consumer Staples	4.6%
Utilities	4.1%
Energy	3.7%
Telecommunication Services	0.6%
Assets in Excess of Other Liabilities*	2.4%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Fund (the “Fund” or “Index Plus SmallCap”) seeks to outperform the total return performance of the S&P SmallCap 600 Index while maintaining a market level of risk. The Fund is managed by Vincent Costa and Sam Lam, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the one year ended May 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.76)% compared to the S&P SmallCap 600 Index, which returned (4.40)%, for the same period.

Portfolio Specifics: The global economy is deeply imbalanced along many dimensions, which makes it much more susceptible to shocks. In principle, these effects could be mitigated by monetary and fiscal policy. The ability and willingness of policymakers to do so, however, is much more limited than during the Great Moderation, a period of declining business-cycle volatility that began in the mid-1980s and came to an end about 2007. At the start of 2012, we seemed to be at the beginning of a more or less self-sustaining upturn in private sector demand driven by three inter-related elements: a more expansionary private sector, a virtuous feed-back loop between confidence, financial conditions and growth, as well as support from a more expansionary monetary policy. So far, the fall in risk appetite has been far less pronounced than in 2011 and confidence in some regions (the United States, Japan and certain emerging markets) remains on an upward trend.

The Fund underperformed the benchmark for the year ended May 31, 2012. Security selections in information technology, consumer discretionary, consumer staples and energy sectors accounted for the majority of the underperformance. Diamond Foods Inc., OM Group Inc. and overweights in GT Advanced Technologies Inc. were the most significant detractors for the period. An overweight of Swift Energy Co. also hurt performance.

Selection among utilities stocks added to results for the period. The most significant net contributors included Salix Pharmaceuticals Ltd., Blue Coat Systems Inc. and Arch Chemicals Inc.

Current Strategy & Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- or under-weight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a Fund designed to maximize return and control for risk relative to the benchmark.

*	The Board of Directors of the Fund has approved the merger of the Fund with and into the ING Index Plus MidCap Fund. The merger is not subject to shareholder approval and is expected to be implemented on or about July 21, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of May 31, 2012*

(as a percentage of net assets)

Questcor Pharmaceuticals, Inc.	1.2%
Teledyne Technologies, Inc.	1.1%
Centene Corp.	1.0%
Men’s Wearhouse, Inc.	1.0%
Healthcare Realty Trust, Inc.	1.0%
Stifel Financial Corp.	0.9%
Curtiss-Wright Corp.	0.9%
CROCS, Inc.	0.9%
True Religion Apparel, Inc.	0.9%
Magellan Health Services, Inc.	0.9%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class R December 8, 2003		Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	(11.49)%	(3.64)%	4.09%	—		—
Class B(2)	(13.96)%	(4.12)%	3.62%	—		—
Class C(3)	(9.86)%	(3.53)%	3.89%	—		—
Class I	(8.51)%	(2.79)%	4.69%	—		—
Class O	(8.79)%	(3.05)%	4.42%	—		—
Class R	(8.99)%	(3.31)%	—	3.75%		—
Class W	—	—	—	—		6.64%
Excluding Sales Charge:	—	—	—	—		—
Class A	(8.76)%	(3.05)%	4.41%	—		—
Class B	(9.43)%	(3.79)%	3.62%	—		—
Class C	(9.18)%	(3.53)%	3.89%	—		—
Class I	(8.51)%	(2.79)%	4.69%	—		—
Class O	(8.79)%	(3.05)%	4.42%	—		—
Class R	(8.99)%	(3.31)%	—	3.75%		—
Class W	—	—	—	—		6.64%
S&P SmallCap 600 Index	(4.40)%	0.67%	6.90%	6.92	%(4)	9.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log onto www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 0.75% for the 1 year return.
(4)	Since inception performance for the index is shown from December 1, 2003.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 to May 31, 2012. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*
ING Index Plus LargeCap Fund
Class A	$1,000.00	$1,061.60	0.95%	$4.90	$1,000.00	$1,020.25	0.95%	$4.80
Class B	1,000.00	1,057.20	1.70	8.74	1,000.00	1,016.50	1.70	8.57
Class C	1,000.00	1,058.90	1.45	7.46	1,000.00	1,017.75	1.45	7.31
Class I	1,000.00	1,062.90	0.70	3.61	1,000.00	1,021.50	0.70	3.54
Class O	1,000.00	1,061.40	0.95	4.90	1,000.00	1,020.25	0.95	4.80
Class R	1,000.00	1,060.10	1.20	6.18	1,000.00	1,019.00	1.20	6.06
Class W	1,000.00	1,062.90	0.70	3.61	1,000.00	1,021.50	0.70	3.54
ING Index Plus MidCap Fund
Class A	$1,000.00	$1,051.20	1.00%	$5.13	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	1,046.80	1.75	8.95	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	1,048.10	1.50	7.68	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	1,052.80	0.75	3.85	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	1,051.20	1.00	5.13	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	1,050.10	1.25	6.41	1,000.00	1,018.75	1.25	6.31
Class W	1,000.00	1,052.00	0.75	3.85	1,000.00	1,021.25	0.75	3.79

*	Expenses are equal to each Funds' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2012*
ING Index Plus SmallCap Fund
Class A	$1,000.00	$1,017.80	1.00%	$5.04	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	1,014.10	1.75	8.81	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	1,015.10	1.50	7.56	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	1,018.70	0.75	3.79	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	1,017.20	1.00	5.04	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	1,016.50	1.25	6.30	1,000.00	1,018.75	1.25	6.31
Class W	1,000.00	1,018.60	0.75	3.78	1,000.00	1,021.25	0.75	3.79

*	Expenses are equal to each Funds' respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund, each a series of ING Series Fund, Inc., as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 26, 2012

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$271,847,414	$112,610,192	$55,253,049
Short-term investments at value***	7,276,612	3,726,885	3,928,994
Cash	272,942	1,529	221
Cash collateral for futures	180,016	70,140	110,700
Receivables:
Investments securities sold	2,890	—	—
Fund shares sold	124,119	19,356	12,250
Dividends	717,800	133,102	45,588
Prepaid expenses	25,499	26,790	25,478
Reimbursement due from manager	19,513	1,649	8,084

Total assets	280,466,805	116,589,643	59,384,364

LIABILITIES:
Payable for fund shares redeemed	337,663	67,402	30,180
Payable upon receipt of securities loaned	3,808,612	2,383,085	2,618,346
Payable to affiliates	197,824	81,753	40,420
Payable for directors fees	1,454	603	304
Other accrued expenses and liabilities	246,133	178,086	49,366

Total liabilities	4,591,686	2,710,929	2,738,616

NET ASSETS	$275,875,119	$113,878,714	$56,645,748

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$325,136,325	$115,004,577	$61,196,508
Undistributed net investment income	1,096,168	95,011	103,923
Accumulated net realized loss	(97,628,946)	(16,078,436)	(8,175,023)
Net unrealized appreciation	47,271,572	14,857,562	3,520,340

NET ASSETS	$275,875,119	$113,878,714	$56,645,748

+ Including securities loaned at value	$3,697,467	$2,322,067	$2,554,312
* Cost of investments in securities	$224,483,250	$97,708,412	$51,694,676
*** Cost of short-term investments	$7,276,612	$3,726,885	$3,928,994

See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2012 (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A
Net assets	$176,522,670	$39,114,145	$17,076,685
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,839,630	2,665,462	1,183,963
Net asset value and redemption price per share	$14.91	$14.67	$14.42
Maximum offering price per share (3.00%)(1)	$15.37	$15.12	$14.87
Class B
Net assets	$1,987,276	$1,518,697	$505,930
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	131,587	111,236	38,995
Net asset value and redemption price per share†	$15.10	$13.65	$12.97
Class C
Net assets	$20,120,637	$5,988,887	$1,797,579
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,343,504	425,817	133,632
Net asset value and redemption price per share†	$14.98	$14.06	$13.45
Class I
Net assets	$7,611,364	$7,882,271	$3,581,831
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	506,187	528,566	240,040
Net asset value and redemption price per share	$15.04	$14.91	$14.92
Class O
Net assets	$59,226,907	$49,167,376	$27,411,843
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,962,425	3,342,592	1,886,084
Net asset value and redemption price per share	$14.95	$14.71	$14.53
Class R
Net assets	$10,403,042	$10,204,029	$6,266,026
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	701,506	701,778	439,665
Net asset value and redemption price per share	$14.83	$14.54	$14.25
Class W
Net assets	$3,223	$3,309	$5,854
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	215	222	393
Net asset value and redemption price per share	$15.01	$14.90	$14.91

(1)	Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2012

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,097,816	$1,819,342	$794,467
Securities lending income, net	63,808	34,256	33,907

Total investment income	6,161,624	1,853,598	828,374

EXPENSES:
Investment management fees	1,307,829	542,288	273,472
Distribution and service fees:
Class A	467,473	107,027	45,463
Class B	34,172	22,202	8,660
Class C	160,669	47,694	14,647
Class O	148,439	125,815	73,033
Class R	46,250	51,832	32,331
Transfer agent fees:
Class A	346,231	95,846	39,131
Class B	6,363	4,906	1,880
Class C	39,349	14,294	4,208
Class I	14,637	17,599	5,186
Class O	109,865	113,538	62,900
Class R	17,090	23,279	13,897
Class W	4	7	9
Administrative service fees	232,503	96,407	48,617
Shareholder reporting expense	47,860	36,365	3,137
Registration fees	93,254	87,703	85,628
Professional fees	70,222	34,908	23,953
Custody and accounting expense	54,827	34,175	13,303
Directors fees	8,719	3,616	1,823
Miscellaneous expense	25,805	11,120	4,464
Interest expense	96	219	—

Total expenses	3,231,657	1,470,840	755,742
Net waived and reimbursed fees	(340,524)	(211,875)	(125,731)

Net expenses	2,891,133	1,258,965	630,011

Net investment income	3,270,491	594,633	198,363

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	1,979,036	8,496,695	2,909,046
Futures	459,150	171,786	130,260

Net realized gain	2,438,186	8,668,481	3,039,306

Net change in unrealized appreciation (depreciation) on:
Investments	(15,328,998)	(18,004,724)	(9,121,746)
Futures	(163,399)	(179,569)	(93,268)

Net change in unrealized appreciation (depreciation)	(15,492,397)	(18,184,293)	(9,215,014)

Net realized and unrealized loss	(13,054,211)	(9,515,812)	(6,175,708)

Decrease in net assets resulting from operations	$(9,783,720)	$(8,921,179)	$(5,977,345)

* Foreign taxes withheld	$190	$—	$—

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$3,270,491	$3,253,037	$594,633	$563,438
Net realized gain	2,438,186	49,753,748	8,668,481	22,105,991
Net change in unrealized appreciation (depreciation)	(15,492,397)	18,322,239	(18,184,293)	14,641,970

Increase (decrease) in net assets resulting from operations	(9,783,720)	71,329,024	(8,921,179)	37,311,399

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,186,171)	(1,906,911)	(123,514)	(138,307)
Class B	–	(16,376)	–	(489)
Class C	(132,647)	(179,406)	(2,413)	(723)
Class I	(116,302)	(289,702)	(38,495)	(132,183)
Class O	(691,216)	(752,639)	(155,525)	(177,820)
Class R	(83,291)	(77,381)	(16,281)	(11,688)
Class W	(48)	—	(16)	—
Net realized gains:
Class A	(2,295,103)	—	—	—
Class B	(32,691)	—	—	—
Class C	(260,602)	—	—	—
Class I	(107,190)	—	—	—
Class O	(732,370)	—	—	—
Class R	(109,051)	—	—	—
Class W	(39)	—	—	—

Total distributions	(6,746,721)	(3,222,415)	(336,244)	(461,210)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,324,857	132,215,345	13,522,935	21,165,476
Reinvestment of distributions	4,721,991	2,238,555	181,693	286,731

	34,046,848	134,453,900	13,704,628	21,452,207
Cost of shares redeemed	(79,518,841)	(193,661,691)	(34,223,720)	(67,985,012)

Net decrease in net assets resulting from capital share transactions	(45,471,993)	(59,207,791)	(20,519,092)	(46,532,805)

Net increase (decrease) in net assets	(62,002,434)	8,898,818	(29,776,515)	(9,682,616)

NET ASSETS:
Beginning of year or period	337,877,553	328,978,735	143,655,229	153,337,845

End of year or period	$275,875,119	$337,877,553	$113,878,714	$143,655,229

Undistributed net investment income at end of year or period	$1,096,168	$1,087,430	$95,011	$—

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment income	$198,363	$201,631
Net realized gain	3,039,306	10,777,547
Net change in unrealized appreciation (depreciation)	(9,215,014)	3,961,776

Increase (decrease) in net assets resulting from operations	(5,977,345)	14,940,954

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(39,412)	—
Class I	(19,939)	—
Class O	(69,755)	—
Class R	(4,616)	—
Class W	(17)	—

Total distributions	(133,739)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,818,292	10,153,793
Reinvestment of distributions	65,732	—

	7,884,024	10,153,793
Cost of shares redeemed	(15,807,865)	(19,625,490)

Net decrease in net assets resulting from capital share transactions	(7,923,841)	(9,471,697)

Net increase (decrease) in net assets	(14,034,925)	5,469,257

NET ASSETS:
Beginning of year or period	70,680,673	65,211,416

End of year or period	$56,645,748	$70,680,673

Undistributed net investment income at end of year or period	$103,923	$118,633

See Accompanying Notes to Financial Statements

17

FINANCIAL  HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Index Plus LargeCap Fund
Class A
05-31-12	15.66	0.18		(0.58)	(0.40)	0.17		0.18	—	0.35	—	14.91	(2.31)	1.07	0.95		0.95		1.17		176,523	98
05-31-11	12.81	0.16		2.88	3.04	0.19		—	—	0.19	—	15.66	23.83	1.08	0.95	†	0.95	†	1.17	†	204,682	164
05-31-10	10.87	0.15		1.99	2.14	0.20		—	—	0.20	—	12.81	19.63	1.04	0.95	†	0.95	†	1.22	†	98,751	125
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20		—	—	0.20	—	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24		0.99	—	1.23	—	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
Class B
05-31-12	15.79	0.05	•	(0.56)	(0.51)	—		0.18	—	0.18	—	15.10	(3.12)	1.82	1.70		1.70		0.31		1,987	98
05-31-11	12.85	0.06	•	2.88	2.94	0.00	*	—	—	—	—	15.79	22.90	1.85	1.70	†	1.70	†	0.42	†	17,094	164
05-31-10	10.89	0.06	•	1.99	2.05	0.09		—	—	0.09	—	12.85	18.80	1.79	1.70	†	1.70	†	0.48	†	127,924	125
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05		—	—	0.05	—	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07		0.99	—	1.06	—	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
Class C
05-31-12	15.72	0.11		(0.58)	(0.47)	0.09		0.18	—	0.27	—	14.98	(2.80)	1.57	1.45		1.45		0.67		20,121	98
05-31-11	12.85	0.10		2.87	2.97	0.10		—	—	0.10	—	15.72	23.21	1.58	1.45	†	1.45	†	0.67	†	24,674	164
05-31-10	10.90	0.09	•	1.99	2.08	0.13		—	—	0.13	—	12.85	19.07	1.54	1.45	†	1.45	†	0.73	†	24,344	125
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12		—	—	0.12	—	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14		0.99	—	1.13	—	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
Class I
05-31-12	15.77	0.21	•	(0.56)	(0.35)	0.20		0.18	—	0.38	—	15.04	(2.00)	0.78	0.70		0.70		1.39		7,611	98
05-31-11	12.89	0.19		2.91	3.10	0.22		—	—	0.22	—	15.77	24.17	0.76	0.63	†	0.63	†	1.48	†	17,345	164
05-31-10	10.93	0.19	•	1.99	2.18	0.22		—	—	0.22	—	12.89	19.95	0.79	0.70	†	0.70	†	1.51	†	14,210	125
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24		—	—	0.24	—	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30		0.99	—	1.29	—	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
Class O
05-31-12	15.70	0.18		(0.58)	(0.40)	0.17		0.18	—	0.35	—	14.95	(2.31)	1.07	0.95		0.95		1.18		59,227	98
05-31-11	12.83	0.17	•	2.88	3.05	0.18		—	—	0.18	—	15.70	23.88	1.08	0.95	†	0.95	†	1.17	†	64,434	164
05-31-10	10.88	0.15	•	1.99	2.14	0.19		—	—	0.19	—	12.83	19.68	1.04	0.95	†	0.95	†	1.22	†	56,813	125
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21		—	—	0.21	—	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25		0.99	—	1.24	—	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
Class R
05-31-12	15.58	0.14		(0.57)	(0.43)	0.14		0.18	—	0.32	—	14.83	(2.57)	1.32	1.20		1.20		0.93		10,403	98
05-31-11	12.74	0.13		2.85	2.98	0.14		—	—	0.14	—	15.58	23.51	1.33	1.20	†	1.20	†	0.91	†	9,648	164
05-31-10	10.80	0.12	•	1.98	2.10	0.16		—	—	0.16	—	12.74	19.46	1.29	1.20	†	1.20	†	0.97	†	6,936	125
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16		—	—	0.16	—	10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19		0.99	—	1.18	—	16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144

Net asset value, beginning of year or period

Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment operations

From net investment income

From net realized gains

From return of capital

Total distributions

Payment by affiliate
Net asset value, end of year or period

Total Return(1)
Expenses before reductions/ additions(2)(3)
Expenses net of fee waivers and/ or recoupements, if any(2)(3)
Expenses net of all reductions/ additions(2)(3)

Net investment income (loss)(2)(3)

Net assets, end of year or period

Portfolio turnover rate

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Index Plus LargeCap Fund (Continued)
Class W
08-05-11(4) - 05-31-12	13.97	0.19	•	1.26	1.45	0.23		0.18	—	0.41		—	15.01	10.62	0.82	0.70		0.70		1.58		3	98

ING Index Plus MidCap Fund
Class A
05-31-12	15.66	0.08		(1.03)	(0.95)	0.04		—	—	0.04		—	14.67	(6.02)	1.18	1.00		1.00		0.53		39,114	97
05-31-11	12.14	0.06	•	3.50	3.56	0.04		—	—	0.04		—	15.66	29.36	1.06	1.00	†	1.00	†	0.42	†	54,371	140
05-31-10	9.42	0.07	•	2.73	2.80	0.08		—	—	0.08		—	12.14	29.82	1.08	1.00	†	1.00	†	0.65	†	61,925	153
05-31-09	14.73	0.11		(5.34)	(5.23)	0.08		—	—	0.08		—	9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08		(1.56)	(1.48)	0.08		3.19	—	3.27		—	14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
Class B
05-31-12	14.64	(0.04)		(0.95)	(0.99)	—		—	—	—		—	13.65	(6.76)	1.93	1.75		1.75		(0.22)		1,519	97
05-31-11	11.40	(0.04	)•	3.28	3.24	0.00	*	—	—	—		—	14.64	28.43	1.81	1.75	†	1.75	†	(0.33	)†	3,505	140
05-31-10	8.85	(0.01	)•	2.57	2.56	0.01		—	—	0.01		—	11.40	28.92	1.83	1.75	†	1.75	†	(0.09	)†	6,287	153
05-31-09	13.84	0.02		(5.01)	(4.99)	0.00	*	—	—	0.00	*	—	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)		(1.47)	(1.52)	—		3.19	—	3.19		—	13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
Class C
05-31-12	15.05	0.01		(0.99)	(0.98)	0.01		—	—	0.01		—	14.06	(6.54)	1.68	1.50		1.50		0.04		5,989	97
05-31-11	11.69	(0.01)		3.37	3.36	0.00	*	—	—	—		—	15.05	28.75	1.56	1.50	†	1.50	†	(0.09	)†	7,503	140
05-31-10	9.07	0.02		2.63	2.65	0.03		—	—	0.03		—	11.69	29.27	1.58	1.50	†	1.50	†	0.16	†	7,134	153
05-31-09	14.16	0.05		(5.13)	(5.08)	0.01		—	—	0.01		—	9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)		(1.51)	(1.52)	—		3.19	—	3.19		—	14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129

Class I
05-31-12	15.90	0.12		(1.04)	(0.92)	0.07		—	—	0.07		—	14.91	(5.78)	0.91	0.75		0.75		0.79		7,882	97
05-31-11	12.33	0.10		3.55	3.65	0.08		—	—	0.08		—	15.90	29.72	0.74	0.68	†	0.68	†	0.74	†	9,789	140
05-31-10	9.56	0.10	•	2.78	2.88	0.11		—	—	0.11		—	12.33	30.19	0.83	0.75	†	0.75	†	0.90	†	20,719	153
05-31-09	14.98	0.12		(5.42)	(5.30)	0.12		—	—	0.12		—	9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11	•	(1.56)	(1.45)	0.13		3.19	—	3.32		—	14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129

Class O
05-31-12	15.70	0.08		(1.03)	(0.95)	0.04		—	—	0.04		—	14.71	(6.00)	1.18	1.00		1.00		0.54		49,167	97
05-31-11	12.18	0.06		3.51	3.57	0.05		—	—	0.05		—	15.70	29.34	1.06	1.00	†	1.00	†	0.41	†	56,185	140
05-31-10	9.45	0.07	•	2.75	2.82	0.09		—	—	0.09		—	12.18	29.84	1.08	1.00	†	1.00	†	0.65	†	47,479	153
05-31-09	14.79	0.10		(5.35)	(5.25)	0.09		—	—	0.09		—	9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07		(1.55)	(1.48)	0.09		3.19	—	3.28		—	14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129

Net asset value, beginning of year or period

Net investment income (loss)
Net realized and unrealized gain (loss)

Total from investment operations

From net investment income

From net realized gains

From return of capital

Total distributions

Payment by affiliate
Net asset value, end of year or period

Total Return(1)
Expenses before reductions/ additions(2)(3)
Expenses net of fee waivers and/ or recouprements, if any (2)(3)
Expenses net of all reductions/ additions(2)(3)

Net investment income (loss)(2)(3)

Net assets, end of year or period

Portfolio turnover rate

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS  (CONTINUED)

				Income (loss) from investment operations		Less distributions							Ratios to average net assets							Supplemental data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Index Plus MidCap Fund (Continued)

Class R
05-31-12	15.54	0.04		(1.02)	(0.98)	0.02	—	—	0.02	—	14.54	(6.27)	1.43	1.25		1.25		0.29		10,204	97
05-31-11	12.06	0.02		3.48	3.50	0.02	—	—	0.02	—	15.54	29.01	1.31	1.25	†	1.25	†	0.16	†	12,303	140
05-31-10	9.35	0.05		2.72	2.77	0.06	—	—	0.06	—	12.06	29.60	1.33	1.25	†	1.25	†	0.40	†	9,794	153
05-31-09	14.59	0.09		(5.29)	(5.20)	0.04	—	—	0.04	—	9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03		(1.53)	(1.50)	0.04	3.19	—	3.23	—	14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129

Class W
08-05-11(4) -05-31-12	13.51	0.10		1.36	1.46	0.07	—	—	0.07	—	14.90	10.88	0.93	0.75		0.75		0.85		3	97

ING Index Plus SmallCap Fund

Class A
05-31-12	15.84	0.06		(1.45)	(1.39)	0.03	—	—	0.03	—	14.42	(8.76)	1.21	1.00		1.00		0.36		17,077	105
05-31-11	12.59	0.05		3.20	3.25	—	—	—	—	—	15.84	25.81	1.22	1.00	†	1.00	†	0.36	†	21,587	158
05-31-10	9.55	0.03		3.04	3.07	0.03	—	—	0.03	—	12.59	32.19	1.17	1.00	†	1.00	†	0.25	†	20,693	117
05-31-09	14.37	0.09		(4.84)	(4.75)	0.07	—	—	0.07	—	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03		(3.13)	(3.10)	—	2.27	—	2.27	—	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139

Class B
05-31-12	14.32	(0.06)		(1.29)	(1.35)	—	—	—	—	—	12.97	(9.43)	1.96	1.75		1.75		(0.44)		506	105
05-31-11	11.47	(0.04	)•	2.89	2.85	—	—	—	—	—	14.32	24.85	1.97	1.75	†	1.75	†	(0.35	)†	1,527	158
05-31-10	8.75	(0.05	)•	2.77	2.72	—	—	—	—	—	11.47	31.09	1.92	1.75	†	1.75	†	(0.50	)†	2,741	117
05-31-09	13.16	0.00	*	(4.41)	(4.41)	—	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)		(2.90)	(3.00)	—	2.27	—	2.27	—	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139

Class C
05-31-12	14.81	(0.02)		(1.34)	(1.36)	—	—	—	—	—	13.45	(9.18)	1.71	1.50		1.50		(0.14)		1,798	105
05-31-11	11.84	(0.02)		2.99	2.97	—	—	—	—	—	14.81	25.08	1.72	1.50	†	1.50	†	(0.13	)†	2,396	158
05-31-10	9.00	(0.03)		2.87	2.84	—	—	—	—	—	11.84	31.56	1.67	1.50	†	1.50	†	(0.25	)†	2,479	117
05-31-09	13.52	0.03		(4.54)	(4.51)	0.01	—	—	0.01	—	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)		(2.97)	(3.02)	—	2.27	—	2.27	—	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139

Class I
05-31-12	16.39	0.10		(1.50)	(1.40)	0.07	—	—	0.07	—	14.92	(8.51)	0.87	0.75		0.75		0.61		3,582	105
05-31-11	12.99	0.10	•	3.30	3.40	—	—	—	—	—	16.39	26.17	0.91	0.69	†	0.69	†	0.69	†	4,621	158
05-31-10	9.85	0.06	•	3.14	3.20	0.06	—	—	0.06	—	12.99	32.51	0.92	0.75	†	0.75	†	0.53	†	5,249	117
05-31-09	14.85	0.12		(5.01)	(4.89)	0.11	—	—	0.11	—	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07	•	(3.20)	(3.13)	—	2.27	—	2.27	—	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS (CONTINUED)

				Income (loss) from investment operations		Less distributions							Ratios to average net assets							Supplemental data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)

ING Index Plus SmallCap Fund (Continued)

Class O
05-31-12	15.97	0.06		(1.46)	(1.40)	0.04	—	—	0.04	—	14.53	(8.79)	1.21	1.00		1.00		0.36		27,412	105
05-31-11	12.69	0.05		3.23	3.28	—	—	—	—	—	15.97	25.85	1.22	1.00	†	1.00	†	0.35	†	32,968	158
05-31-10	9.63	0.03		3.06	3.09	0.03	—	—	0.03	—	12.69	32.17	1.17	1.00	†	1.00	†	0.25	†	28,777	117
05-31-09	14.50	0.08		(4.87)	(4.79)	0.08	—	—	0.08	—	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03		(3.15)	(3.12)	—	2.27	—	2.27	—	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
Class R
05-31-12	15.67	0.02		(1.43)	(1.41)	0.01	—	—	0.01	—	14.25	(8.99)	1.46	1.25		1.25		0.11		6,266	105
05-31-11	12.49	0.01		3.17	3.18	—	—	—	—	—	15.67	25.46	1.47	1.25	†	1.25	†	0.08	†	7,582	158
05-31-10	9.48	(0.00	)*	3.02	3.02	0.01	—	—	0.01	—	12.49	31.88	1.42	1.25	†	1.25	†	(0.00	)*†	5,272	117
05-31-09	14.23	0.07		(4.80)	(4.73)	0.02	—	—	0.02	—	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)		(3.11)	(3.12)	—	2.27	—	2.27	—	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.70	)†	12,619	139
Class W
08-05-11(4) - 05-31-12	14.06	0.10		0.83	0.93	0.08	—	—	0.08	—	14.91	6.64	0.96	0.75		0.75		0.74		6	105

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012

NOTE 1  —  ORGANIZATION

ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eleven separate active investment series that comprise the Company. The three series that are in this report are: Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment

Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. ING Investments Distributor, LLC (“IID” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 1  —  ORGANIZATION (continued)

agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before

23

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments. For the year ended May 31, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E. Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates,

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2012, the Funds have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended May 31, 2012, the Funds had an average notional value on futures contracts purchased as disclosed below:

Purchased
Index Plus LargeCap	$4,177,553
Index Plus MidCap	2,498,420
Index Plus SmallCap	1,353,838

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Fund indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3  —  INVESTMENT TRANSACTIONS

For the year ended May 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$285,375,309	$333,789,809
Index Plus MidCap	116,219,728	134,589,690
Index Plus SmallCap	63,281,337	70,749,251

NOTE 4  —  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the

Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5  —  DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I and Class W, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O	Class R
0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2012, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
Index Plus LargeCap	$3,965	$–
Index Plus MidCap	3,184	–
Index Plus SmallCap	1,532	–
Contingent Deferred Sales Charges:
Index Plus LargeCap	$68	$94
Index Plus MidCap	–	151
Index Plus SmallCap	–	21

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 6  —  OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2012, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$107,986	$19,198	$70,640	$197,824
Index Plus MidCap	44,812	7,957	28,984	81,753
Index Plus SmallCap	22,340	3,972	14,108	40,420

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2012, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING National Trust	Index Plus LargeCap	7.20%
	Index Plus MidCap	14.20
	Index Plus SmallCap	15.74

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7  —  EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%	0.70%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%	0.75%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%	0.75%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2012, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	2013	2014	2015	Total
Index Plus LargeCap	$331,577	$456,586	$225,192	$1,013,355
Index Plus MidCap	$117,040	$84,427	$194,191	$395,658
Index Plus SmallCap	$109,362	$145,103	$75,572	$330,037

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2012, are as follows:

	2013	2014	2015	Total
Index Plus LargeCap
Class A	$—	$—	$77,158	$77,158
Class B	$—	$—	$1,447	$1,447
Class C	$—	$—	$8,522	$8,522
Class R	$—	$—	$3,779	$3,779
Class O	$—	$—	$24,426	$24,426
Index Plus MidCap
Class A	$—	$—	$6,400	$6,400
Class B	$—	$—	$266	$266
Class C	$—	$—	$1,008	$1,008
Class R	$—	$—	$1,619	$1,619
Class O	$—	$—	$8,389	$8,389
Class W	$—	$—	$2	$2
Index Plus SmallCap
Class A	$—	$—	$16,073	$16,073
Class B	$—	$—	$784	$784
Class C	$—	$—	$1,731	$1,731
Class R	$—	$—	$5,706	$5,706
Class O	$—	$—	$25,861	$25,861
Class W	$—	$—	$4	$4

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, are a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. Prior to December 14, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount. Effective December 14, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	3	$885,000	1.32%
Index Plus MidCap	4	1,475,000	1.36

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class A
5/31/2012	1,149,361	—	284,277	(2,665,577)	(1,231,939)	17,530,946	—	3,908,817	(39,325,072)	(17,885,309)
5/31/2011	7,933,320	—	116,510	(2,686,536)	5,363,294	114,095,161	—	1,683,833	(38,806,991)	76,972,003
Class B
5/31/2012	8,103	—	2,264	(961,369)	(951,002)	124,298	—	31,622	(14,880,760)	(14,724,840)
5/31/2011	7,731	—	932	(8,882,295)	(8,873,632)	115,071	—	13,761	(127,551,039)	(127,422,207)
Class C
5/31/2012	44,961	—	21,730	(293,272)	(226,581)	660,656	—	300,735	(4,336,192)	(3,374,801)
5/31/2011	37,151	—	9,509	(371,303)	(324,643)	538,233	—	138,302	(5,272,227)	(4,595,692)
Class I
5/31/2012	76,681	—	15,827	(685,916)	(593,408)	1,108,918	—	219,204	(9,853,672)	(8,525,550)
5/31/2011	527,027	—	19,608	(549,416)	(2,781)	7,192,589	—	285,137	(8,173,609)	(695,883)
Class O
5/31/2012	451,805	—	5,027	(599,622)	(142,790)	6,596,419	—	69,271	(8,900,341)	(2,234,651)
5/31/2011	431,782	—	2,783	(756,353)	(321,788)	6,228,220	—	40,335	(10,839,085)	(4,570,530)
Class R
5/31/2012	220,360	—	14,050	(152,309)	82,101	3,300,620	—	192,342	(2,222,804)	1,270,158
5/31/2011	283,163	—	5,363	(213,673)	74,853	4,046,071	—	77,187	(3,018,740)	1,104,518
Class W
8/5/2011(1) - 5/31/2012	215	—	—	—	215	3,000	—	—	—	3,000
Index Plus MidCap
Class A
5/31/2012	351,772	—	8,779	(1,166,362)	(805,811)	5,158,802	—	118,433	(16,827,022)	(11,549,787)
5/31/2011	773,452	—	9,551	(2,411,633)	(1,628,630)	10,668,228	—	134,312	(31,598,962)	(20,796,422)

(1)	Commencement of operations.

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus MidCap (Continued)
Class B
5/31/2012	1,314	—	—	(129,526)	(128,212)	18,634	—	—	(1,753,111)	(1,734,477)
5/31/2011	4,099	—	32	(315,984)	(311,853)	55,993	—	425	(4,032,172)	(3,975,754)
Class C
5/31/2012	22,226	—	152	(95,210)	(72,832)	298,046	—	1,961	(1,317,142)	(1,017,135)
5/31/2011	28,687	—	44	(140,241)	(111,510)	382,228	—	604	(1,878,734)	(1,495,902)
Class I
5/31/2012	114,508	—	2,786	(204,217)	(86,923)	1,590,919	—	38,171	(3,099,589)	(1,470,499)
5/31/2011	149,155	—	9,156	(1,223,571)	(1,065,260)	2,031,976	—	130,575	(18,210,678)	(16,048,127)
Class O
5/31/2012	331,045	—	506	(566,933)	(235,382)	4,796,558	—	6,848	(8,287,978)	(3,484,572)
5/31/2011	343,651	—	647	(663,949)	(319,651)	4,828,049	—	9,127	(9,087,693)	(4,250,517)
Class R
5/31/2012	113,291	—	1,216	(204,607)	(90,100)	1,656,976	—	16,280	(2,938,878)	(1,265,622)
5/31/2011	228,340	—	837	(249,708)	(20,531)	3,199,002	—	11,688	(3,176,773)	33,917
Class W
8/5/2011(1) - 5/31/2012	222	—	—	—	222	3,000	—	—	—	3,000
Index Plus SmallCap
Class A
5/31/2012	205,579	—	2,759	(387,097)	(178,759)	3,067,372	—	38,410	(5,754,869)	(2,649,087)
5/31/2011	253,290	—	—	(533,750)	(280,460)	3,569,871	—	—	(7,199,589)	(3,629,718)
Class B
5/31/2012	—	—	—	(67,649)	(67,649)	—	—	—	(906,601)	(906,601)
5/31/2011	3,339	—	—	(135,624)	(132,285)	45,886	—	—	(1,727,991)	(1,682,105)
Class C
5/31/2012	11,182	—	—	(39,255)	(28,073)	151,803	—	—	(534,372)	(382,569)
5/31/2011	12,125	—	—	(59,840)	(47,715)	157,926	—	—	(795,642)	(637,716)

Class I
5/31/2012	31,279	—	1,377	(74,500)	(41,844)	480,231	—	19,815	(1,143,346)	(643,300)
5/31/2011	40,675	—	—	(162,834)	(122,159)	587,219	—	—	(2,277,756)	(1,690,537)
Class O
5/31/2012	195,473	—	206	(374,462)	(178,783)	2,898,474	—	2,891	(5,607,582)	(2,706,217)
5/31/2011	222,533	—	—	(424,946)	(202,413)	3,170,583	—	—	(5,942,943)	(2,772,360)
Class R
5/31/2012	83,204	—	335	(127,753)	(44,214)	1,214,712	—	4,616	(1,861,095)	(641,767)
5/31/2011	189,260	—	—	(127,590)	61,670	2,622,308	—	—	(1,681,569)	940,739
Class W
8/5/2011(1) - 5/31/2012	393	—	—	—	393	5,700	—	—	—	5,700

(1)	Commencement of operations.

30

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 10  —  SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Prior to October 1, 2011, the cash collateral was invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. From the beginning of the period covered by this report through October 16, 2011, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities had market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC agreed to support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents a realized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. As of September 15, 2011, the Funds had complied with the requirements under the Capital Support Agreement and therefore the Funds could exercise their right to sell the Lehman Securities to BNYC at a price equal to 80% of par value. The sale of the Lehman Securities was completed on October 17, 2011.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2012, the following Funds had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Index Plus LargeCap	$3,697,467	$3,808,612
Index Plus MidCap	2,322,067	2,383,085
Index Plus SmallCap	2,554,312	2,618,346

NOTE 11  —  FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

31

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of May 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Index Plus LargeCap	$(21,220)	$(52,078)	$73,298
Index Plus MidCap	—	(163,378)	163,378
Index Plus SmallCap	—	(79,334)	79,334

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Index Plus LargeCap	$3,192,653	$3,554,068	$3,222,415
Index Plus MidCap	336,244	—	461,210
Index Plus SmallCap	133,739	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2012 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Index Plus LargeCap	$1,134,750	$40,702,251	$(18,901,839)	2016
			(72,157,786)	2018
			$(91,059,625)*
Index Plus MidCap	117,475	13,480,711	(14,701,585)	2018
Index Plus SmallCap	113,027	2,851,694	(7,506,377)	2018

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of May 31, 2012 no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act were effective for the Funds’ tax year ended May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 12 —  SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2012, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Index Plus LargeCap
Class A	NII	$0.1003	July 19, 2012	July 17, 2012
Class B	NII	$0.0137	July 19, 2012	July 17, 2012
Class C	NII	$0.0548	July 19, 2012	July 17, 2012
Class I	NII	$0.1228	July 19, 2012	July 17, 2012
Class O	NII	$0.1010	July 19, 2012	July 17, 2012
Class R	NII	$0.0823	July 19, 2012	July 17, 2012
Class W	NII	$0.1285	July 19, 2012	July 17, 2012
All Classes	LTCG	$0.2241	July 19, 2012	July 17, 2012
Index Plus MidCap
Class A	NII	$0.0295	July 19, 2012	July 17, 2012
Class B	NII	$0.0000	July 19, 2012	July 17, 2012
Class C	NII	$0.0000	July 19, 2012	July 17, 2012
Class I	NII	$0.0505	July 19, 2012	July 17, 2012
Class O	NII	$0.0303	July 19, 2012	July 17, 2012
Class R	NII	$0.0093	July 19, 2012	July 17, 2012
Class W	NII	$0.0493	July 19, 2012	July 17, 2012
Index Plus SmallCap
Class A	NII	$0.0469	July 19, 2012	July 17, 2012
Class B	NII	$0.0000	July 19, 2012	July 17, 2012
Class C	NII	$0.0000	July 19, 2012	July 17, 2012
Class I	NII	$0.0858	July 19, 2012	July 17, 2012
Class O	NII	$0.0463	July 19, 2012	July 17, 2012
Class R	NII	$0.0067	July 19, 2012	July 17, 2012
Class W	NII	$0.0948	July 19, 2012	July 17, 2012

NII	— Net investment income
LTCG	— Long-term capital gain

On March 22, 2012, the Board approved proposals to reorganize Index Plus LargeCap with and into ING Corporate Leaders 100 Fund, which is not included in this report, and to reorganize Index Plus SmallCap with and into Index Plus MidCap (the “Reorganizations”).

32

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2012 (CONTINUED)

NOTE 12 — SUBSEQUENT EVENTS (continued)

Shareholders approved the Reorganization of Index Plus LargeCap with and into ING Corporate Leaders 100 Fund. Shareholder approval was not required for the Reorganization of Index Plus SmallCap with and into Index Plus MidCap. The Reorganizations took place on or about July 21, 2012.

In conjunction with the merger of Index Plus SmallCap with and into Index Plus MidCap, Index Plus MidCap will be renamed ING SMID Cap Equity Fund with corresponding changes to the investment objective, strategy, portfolio management team, administrative services fee and expense limits.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

33

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Consumer Discretionary: 11.7%
53,152		Comcast Corp. - Class A	$1,536,624	0.6
30,000		Home Depot, Inc.	1,480,200	0.5
23,300		McDonald's Corp.	2,081,622	0.7
11,011		VF Corp.	1,552,991	0.6
28,368		Viacom - Class B	1,354,005	0.5
734,993		Other Securities (a)	24,351,762	8.8
			32,357,204	11.7
		Consumer Staples: 11.5%
52,900		Altria Group, Inc.	1,702,851	0.6
33,187		Coca-Cola Co.	2,480,064	0.9
30,000		CVS Caremark Corp.	1,348,200	0.5
54,500		Hormel Foods Corp.	1,630,095	0.6
24,100		McCormick & Co., Inc.	1,358,276	0.5
33,900		Molson Coors Brewing Co.	1,303,455	0.5
26,676		Philip Morris International, Inc.	2,254,389	0.8
43,210		Procter & Gamble Co.	2,691,551	1.0
63,800		Tyson Foods, Inc.	1,235,806	0.4
34,536		Wal-Mart Stores, Inc.	2,273,160	0.8
338,938		Other Securities(a)	13,459,441	4.9
			31,737,288	11.5
		Energy: 10.4%
17,100		Apache Corp.	1,391,598	0.5
38,927		Chevron Corp.	3,826,913	1.4
23,200		Devon Energy Corp.	1,380,864	0.5
28,000		Diamond Offshore Drilling	1,629,040	0.6
94,001		ExxonMobil Corp.	7,391,299	2.7
389,906		Other Securities(a)	12,943,196	4.7
			28,562,910	10.4
		Financials: 13.0%
34,700	@	Berkshire Hathaway, Inc.	2,753,792	1.0
47,640		Citigroup, Inc.	1,262,937	0.4
73,053		JPMorgan Chase & Co.	2,421,707	0.9
42,400		Moody's Corp.	1,551,416	0.6
96,900		SLM Corp.	1,353,693	0.5
79,804		Wells Fargo & Co.	2,557,718	0.9
1,092,971		Other Securities	23,920,335	8.7
			35,821,598	13.0
		Health Care: 11.9%
18,100	@	Celgene Corp.	1,235,325	0.5
63,500		Eli Lilly & Co.	2,600,325	0.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
41,100	@	Gilead Sciences, Inc.	$2,052,945	0.7
43,599		Johnson & Johnson	2,721,886	1.0
14,168		McKesson Corp.	1,236,583	0.5
62,258		Merck & Co., Inc.	2,339,656	0.9
126,038		Pfizer, Inc.	2,756,451	1.0
36,705		UnitedHealth Group, Inc.	2,047,038	0.7
416,607		Other Securities	15,841,518	5.7
			32,831,727	11.9
		Industrials: 10.1%
22,200		Boeing Co.	1,545,342	0.5
61,980		CSX Corp.	1,294,762	0.5
180,774		General Electric Co.	3,450,976	1.2
31,450		Raytheon Co.	1,582,564	0.6
371,347		Other Securities(a)	20,058,467	7.3
			27,932,111	10.1
		Information Technology: 19.3%
22,066	@	Apple, Inc.	12,748,190	4.6
34,000	@	BMC Software, Inc.	1,438,880	0.5
5,510	@	Google, Inc. - Class A	3,200,539	1.2
21,069		International Business Machines Corp.	4,064,210	1.5
51,056		Intel Corp.	1,319,287	0.5
173,274		Microsoft Corp.	5,057,868	1.8
88,363		Oracle Corp.	2,338,969	0.8
21,801		Qualcomm, Inc.	1,249,415	0.5
50,500	@	Western Digital Corp.	1,585,195	0.6
943,163		Other Securities	20,074,214	7.3
			53,076,767	19.3
		Materials: 3.1%
192,706		Other Securities	8,476,784	3.1

		Telecommunication Services: 2.9%
85,683		AT&T, Inc.	2,927,788	1.1
72,894		Verizon Communications, Inc.	3,035,306	1.1
283,881		Other Securities(a)	2,093,158	0.7
			8,056,252	2.9
		Utilities: 4.7%
24,300		Dominion Resources, Inc.	1,265,058	0.5
366,988		Other Securities	11,702,561	4.2
			12,967,619	4.7
		Total Common Stock (Cost $224,469,761)	271,820,260	98.6

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

WARRANTS: 0.0%
	Energy: 0.0%
11,910	Other Securities	$27,154	0.0
	Total Warrants (Cost $13,489)	27,154	0.0

	Total Long-Term Investments (Cost $224,483,250)	271,847,414	98.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc(1): 1.4%
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	$1,000,000	0.3
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.906%-8.500%, Market Value plus accrued interest $1,020,001, due 02/01/18-03/01/42)	1,000,000	0.4
808,612	Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $808,617, collateralized by various U.S. Government Agency Obligations, 1.558%-6.146%, Market Value plus accrued interest $824,784, due 07/01/17-08/01/45)	808,612	0.3

Principal Amount†		Value	Percentage of Net Assets

1,000,000	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/25-03/01/42)	$1,000,000	0.4
		3,808,612	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
3,468,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,468,000)	$3,468,000	1.2
	Total Short-Term Investments (Cost $7,276,612)	7,276,612	2.6

	Total Investments in Securities (Cost $231,759,862)	$279,124,026	101.2
	Liabilities in Excess of Other Assets	(3,248,907)	(1.2)

	Net Assets	$275,875,119	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $238,421,775.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$54,237,807
Gross Unrealized Depreciation	(13,535,556)

Net Unrealized Appreciation	$40,702,251

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$271,820,260	$—	$—	$271,820,260
Warrants	27,154	—	—	27,154
Short-Term Investments	3,468,000	3,808,612	—	7,276,612

Total Investments, at value	$275,315,414	$3,808,612	$—	$279,124,026

Liabilities Table
Other Financial Instruments+
Futures	$(92,592)	$—	$—	$(92,592)

Total Liabilities	$(92,592)	$—	$—	$(92,592)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2012:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$235,309	$—	$(235,309)	$—	$(58,827)	$58,827	$—	$—	$—

Total Investments, at value	$235,309	$—	$(235,309)	$—	$(58,827)	$58,827	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	51	06/15/12	$3,338,460	$(92,592)

			$3,338,460	$(92,592)

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS LARGECAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$92,592

Total Liability Derivatives		$92,592

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$459,150

Total	$459,150

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(163,399)

Total	$(163,399)

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 13.4%
10,451		Advance Auto Parts, Inc.	$762,296	0.7
24,400		Foot Locker, Inc.	774,456	0.7
20,300	@	LKQ Corp.	739,732	0.6
8,574	@	Mohawk Industries, Inc.	583,889	0.5
15,273		Petsmart, Inc.	984,192	0.9
9,547		PVH Corp.	773,307	0.7
9,400		Tractor Supply Co.	858,690	0.7
6,300	@	Under Armour, Inc.	634,599	0.5
480,125		Other Securities(a)	9,184,917	8.1
			15,296,078	13.4
		Consumer Staples: 3.8%
8,833	@	Energizer Holdings, Inc.	644,014	0.6
14,452	@	Monster Beverage Corp.	1,049,215	0.9
82,000		Other Securities(a)	2,648,405	2.3
			4,341,634	3.8
		Energy: 5.3%
29,924		HollyFrontier Corp.	882,159	0.8
19,226	@	Plains Exploration & Production Co.	688,099	0.6
164,631		Other Securities(a)	4,411,863	3.9
			5,982,121	5.3
		Financials: 21.1%
9,614		Alexandria Real Estate Equities, Inc.	658,174	0.6
13,100		American Campus Communities, Inc.	575,090	0.5
16,300		Arthur J. Gallagher & Co.	566,262	0.5
33,800		Fidelity National Financial, Inc.	636,792	0.6
17,624		Liberty Property Trust	611,024	0.5
16,718		Macerich Co.	953,762	0.8
19,971	@	MSCI, Inc. - Class A	675,220	0.6
17,987		Raymond James Financial, Inc.	614,796	0.6
16,486		Rayonier, Inc.	708,403	0.6
18,900		Realty Income Corp.	724,437	0.6
815,690		Other Securities(a)	17,339,427	15.2
			24,063,387	21.1
		Health Care: 10.4%
7,500		Cooper Cos., Inc.	638,850	0.6
18,346	@	Endo Pharmaceuticals Holdings, Inc.	596,612	0.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
8,494	@	Idexx Laboratories, Inc.	$720,631	0.6
9,300	@	Regeneron Pharmaceuticals, Inc.	1,261,545	1.1
21,526	@	Resmed, Inc.	666,875	0.6
14,893		Universal Health Services, Inc.	577,104	0.5
17,600	@	Vertex Pharmaceuticals, Inc.	1,056,704	0.9
201,709		Other Securities	6,331,369	5.6
			11,849,690	10.4
		Industrials: 16.7%
12,300		Ametek, Inc.	623,733	0.6
10,400		Nordson Corp.	557,544	0.5
12,666		Timken Co.	604,168	0.5
9,200		Towers Watson & Co.	554,392	0.5
19,600		Waste Connections, Inc.	606,620	0.5
532,490		Other Securities(a)	16,059,861	14.1
			19,006,318	16.7
		Information Technology: 15.8%
5,500		Factset Research Systems, Inc.	579,865	0.5
13,900	@	Gartner, Inc.	565,452	0.5
13,430		Global Payments, Inc.	570,506	0.5
18,500	@,L	Lam Research Corp.	690,050	0.6
15,500	@	Rackspace Hosting, Inc.	766,785	0.7
13,200		Solera Holdings, Inc.	586,080	0.5
23,400	@	Synopsys, Inc.	691,470	0.6
24,800	@	TIBCO Software, Inc.	663,400	0.6
12,539	@	Trimble Navigation Ltd.	591,402	0.5
633,867		Other Securities(a)	12,225,674	10.8
			17,930,684	15.8
		Materials: 6.3%
12,800		Albemarle Corp.	776,960	0.7
12,734		Reliance Steel & Aluminum Co.	601,172	0.5
13,318		Valspar Corp.	642,061	0.6
149,167		Other Securities(a)	5,197,137	4.5
			7,217,330	6.3
		Telecommunication Services: 0.5%
26,406		Other Securities	568,381	0.5

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 5.6%
24,400	Aqua America, Inc.	$563,640	0.5
13,438	OGE Energy Corp.	715,439	0.6
19,612	UGI Corp.	562,472	0.5
20,600	Westar Energy, Inc.	589,572	0.5
139,159	Other Securities	3,923,446	3.5
		6,354,569	5.6
	Total Common Stock (Cost $97,708,412)	112,610,192	98.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 2.1%
383,085	BNP Paribas Bank, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $383,087, collateralized by various U.S. Government Agency Obligations, 1.125%-5.935%, Market Value plus accrued interest $390,747, due 11/20/33-05/01/42)	$383,085	0.3
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.210%, Market Value plus accrued interest $1,020,000, due 04/20/61-04/01/42)	1,000,000	0.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	$1,000,000	0.9
		2,383,085	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
1,343,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,343,800)	$1,343,800	1.2
	Total Short-Term Investments (Cost $3,726,885)	3,726,885	3.3

	Total Investments in Securities (Cost $101,435,297)	$116,337,077	102.2
	Liabilities in Excess of Other Assets	(2,458,363)	(2.2)

	Net Assets	$113,878,714	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $102,856,367.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,689,773
Gross Unrealized Depreciation	(5,209,063)

Net Unrealized Appreciation	$13,480,710

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$112,610,192	$—	$—	$112,610,192
Short-Term Investments	1,343,800	2,383,085	—	3,726,885

Total Investments, at value	$113,953,992	$2,383,085	$—	$116,337,077

Liabilities Table
Other Financial Instruments+
Futures	$(44,219)	$—	$—	$(44,219)

Total Liabilities	$(44,219)	$—	$—	$(44,219)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2012:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$600,536	$—	$(600,536)	$—	$(150,134)	$150,134	$—	$—	$—

Total Investments, at value	$600,536	$—	$(600,536)	$—	$(150,134)	$150,134	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS MIDCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	14	06/15/12	$1,294,720	$(44,219)

			$1,294,720	$(44,219)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$44,219

Total Liability Derivatives		$44,219

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$171,786

Total	$171,786

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(179,569)

Total	$(179,569)

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 16.0%
4,150	@	Buffalo Wild Wings, Inc.	$353,206	0.6
11,408	@	Capella Education Co.	350,340	0.6
29,596	@	CROCS, Inc.	500,468	0.9
6,939	@	Genesco, Inc.	461,444	0.8
10,681	@	JoS. A Bank Clothiers, Inc.	473,809	0.8
14,200	@,L	Lumber Liquidators	413,078	0.7
15,965		Men's Wearhouse, Inc.	574,580	1.0
25,001	@	Skechers USA, Inc.	424,767	0.8
17,026		True Religion Apparel, Inc.	499,373	0.9
270,251		Other Securities(a)	5,021,082	8.9
			9,072,147	16.0
		Consumer Staples: 4.6%
15,100		B&G Foods, Inc.	363,608	0.6
34,280	@	Darling International, Inc.	480,263	0.9
8,550	@	TreeHouse Foods, Inc.	487,435	0.9
56,370		Other Securities(a)	1,240,787	2.2
			2,572,093	4.6
		Energy: 3.7%
18,558	@	Swift Energy Co.	369,490	0.6
96,837		Other Securities(a)	1,744,599	3.1
			2,114,089	3.7
		Financials: 19.1%
14,772	@	Ezcorp, Inc.	348,619	0.6
45,349		Franklin Street Properties Corp.	442,606	0.8
25,250		Healthcare Realty Trust, Inc.	552,470	1.0
54,714		Medical Properties Trust, Inc.	492,426	0.9
6,451		Mid-America Apartment Communities, Inc.	434,733	0.8
16,372	@	Stifel Financial Corp.	520,466	0.9
9,436		UMB Financial Corp.	460,194	0.8
5,855	@	World Acceptance, Corp.	400,716	0.7
450,374		Other Securities(a)	7,159,518	12.6
			10,811,748	19.1
		Health Care: 10.7%
16,346	@	Centene Corp.	590,744	1.0
11,725	@	Magellan Health Services, Inc.	494,443	0.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
14,044	@	Molina Healthcare, Inc.	$358,262	0.6
13,416	@	Par Pharmaceutical Cos., Inc.	480,830	0.9
16,670		Quality Systems, Inc.	476,929	0.8
16,400	@,L	Questcor Pharmaceuticals, Inc.	678,960	1.2
8,792	@	Salix Pharmaceuticals Ltd.	455,514	0.8
134,245		Other Securities(a)	2,530,970	4.5
			6,066,652	10.7
		Industrials: 15.5%
16,862		Curtiss-Wright Corp.	512,436	0.9
19,455	@	Geo Group, Inc.	423,341	0.7
8,567	@	Moog, Inc.	325,717	0.6
37,345	@	Orbital Sciences Corp.	417,891	0.7
7,880		Robbins & Myers, Inc.	359,249	0.6
10,140	@	Teledyne Technologies, Inc.	604,141	1.1
19,515	@	Tetra Tech, Inc.	487,680	0.9
256,403		Other Securities(a)	5,637,439	10.0
			8,767,894	15.5
		Information Technology: 18.0%
74,800	@	GT Advanced Technologies, Inc.	314,160	0.6
17,889		j2 Global, Inc.	432,735	0.8
17,106	@	JDA Software Group, Inc.	473,494	0.8
32,700	@	Kulicke & Soffa Industries, Inc.	344,004	0.6
10,498		MAXIMUS, Inc.	477,764	0.8
26,407	@	Microsemi Corp.	466,348	0.8
12,544	@	Netgear, Inc.	393,756	0.7
18,125	@	Progress Software Corp.	348,362	0.6
14,469	@	Synaptics, Inc.	388,058	0.7
11,230	@,L	Viasat, Inc.	471,885	0.8
457,668		Other Securities(a)	6,088,238	10.8
			10,198,804	18.0
		Materials: 5.3%
10,901		Balchem Corp.	316,565	0.6
20,750	@	OM Group, Inc.	377,857	0.7
111,049		Other Securities(a)	2,297,430	4.0
			2,991,852	5.3

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunication Services: 0.6%
35,049	Other Securities	$315,861	0.6

	Utilities: 4.1%
11,964	El Paso Electric Co.	367,175	0.6
10,354	Southwest Gas Corp.	434,661	0.8
13,022	UNS Energy Corp.	488,195	0.9
27,396	Other Securities	1,051,878	1.8
		2,341,909	4.1
	Total Common Stock (Cost $51,694,676)	55,253,049	97.6

RIGHTS: –%
	Materials: –%
3,200	Other Securities	—	—

	Total Rights (Cost $–)	—	—
	Total Long-Term Investments (Cost $51,694,676)	55,253,049	97.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.9%
	Securities Lending Collateralcc(1): 4.6%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.210%, Market Value plus accrued interest $1,020,000, due 04/20/61-04/01/42)	$1,000,000	1.8

Principal Amount†		Value	Percentage of Net Assets

1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	$1,000,000	1.7
618,346	Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $618,350, collateralized by various U.S. Government Agency Obligations, 1.558%-6.146%, Market Value plus accrued interest $630,713, due 07/01/17-08/01/45)	618,346	1.1
		2,618,346	4.6

Shares		Value	Percentage of Net Assets

	Mutual Funds: 2.3%
1,310,648	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,310,648)	$1,310,648	2.3
	Total Short-Term Investments (Cost $3,928,994)	3,928,994	6.9
	Total Investments in Securities (Cost $55,623,670)	$59,182,043	104.5
	Liabilities in Excess of Other Assets	(2,536,295)	(4.5)

	Net Assets	$56,645,748	100.0

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $56,330,349.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,631,024
Gross Unrealized Depreciation	(4,779,330)

Net Unrealized Appreciation	$2,851,694

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$55,253,049	$—	$—	$55,253,049
Rights	—	—	—	—
Short-Term Investments	1,310,648	2,618,346	—	3,928,994

Total Investments, at value	$56,563,697	$2,618,346	$—	$59,182,043

Liabilities Table
Other Financial Instruments+
Futures	$(38,033)	$—	$—	$(38,033)

Total Liabilities	$(38,033)	$—	$—	$(38,033)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2012:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$267,541	$—	$(267,541)	$—	$(66,885)	$66,885	$—	$—	$—

Total Investments, at value	$267,541	$—	$(267,541)	$—	$(66,885)	$66,885	$—	$—	$—

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

44

ING INDEX PLUS SMALLCAP FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	18	06/15/12	$1,369,980	$(38,033)

			$1,369,980	$(38,033)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$38,033

Total Liability Derivatives		$38,033

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$130,260

Total	$130,260

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(93,268)

Total	$(93,268)

See Accompanying Notes to Financial Statements

45

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2012 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Fund
Class A	NII	$0.1737
Class B	NII	$—
Class C	NII	$0.0924
Class I	NII	$0.1980
Class O	NII	$0.1721
Class R	NII	$0.1391
Class W	NII	$0.2247
All Classes	LTCG	$0.1842

ING Index Plus MidCap Fund
Class A	NII	$0.0428
Class B	NII	$—
Class C	NII	$0.0053
Class I	NII	$0.0655
Class O	NII	$0.0449
Class R	NII	$0.0231
Class W	NII	$0.0737

ING Index Plus SmallCap Fund
Class A	NII	$0.0319
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0731
Class O	NII	$0.0352
Class R	NII	$0.0104
Class W	NII	$0.0804

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

ING Index Plus SmallCap Fund	100.00%

For the year ended May 31, 2012, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

ING Index Plus SmallCap Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

46

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:71	Chairman/Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 -Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978-1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).

Ph.D. in Economics.

Director of Academy of Economics and Finance (February 2001 - February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.

				38	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2009 -June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984-2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 -1980).	38	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	December 2007 - Present	Retired. Director, Hill - Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 -March 2008); President, Hartford Area Business Economists (1986-1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966-April 1973). Certified AARP Tax Counselor (2011).	38	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995-2005).

47

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:77	Director	April 1994-Present	Retired. Self-Employed Consultant (June 2000 -Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	38	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995-1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Andersen &Co. (1984-1985).	38	None.
Director who is an “Interested Person”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	175	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1).

The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2).

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of June 30, 2012.

(3).	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Funds, ING or any of ING’s affiliates.

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Julius Drelick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Investment Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management , ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

49

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 40	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	April 2007 - Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2012, followed by specific considerations with respect to each Fund covered by this report (each, a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2011, the Board, including all of the Independent Trustees, voted to approve the continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee

recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (i) comparative performance data for each Fund for various time periods; (ii) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (iii) comparative data regarding the total expenses of each Fund; (iv) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (v) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (vi) financial statements of the Adviser and each Sub-Adviser (or their parent company); (vii) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (viii) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (ix) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (x) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage and the use of Commission Sharing Arrangements; (xi) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (xii) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (xiii) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (xiv) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (xv) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (xvi) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The type and format of the information provided to the Board has been codified in the ING Funds’ 15(c) Methodology Guide (the “Guide”), which sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. As part of its ongoing process, the Contracts Committee annually reviews the Guide, and recommends or considers recommendations from the Adviser for revisions to the Guide. In addition, in recent years the Contracts Committee has employed the services of an independent consultant (the “Independent Consultant”) to assist in its review and analysis of, among other matters, the Guide.

The Contracts Committee began the formal review process in August 2011 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged the Independent Consultant to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 18-19, 2011 and December 13-14, 2011, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2012, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including during periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve performance of certain Covered Funds as indicated in the Fund-by-Fund analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), and (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc. The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2011 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2011. For Funds with a minimum of a three-year performance record, the Board also reviewed the three-year performance against similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an "index fund"), the Board focused on the reasonableness of the differences between the Fund's performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group.

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, are set forth below under “Fund-by-Fund Analysis.”

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s undertaking not to terminate or amend any such fee waiver or expense limitation agreement prior to December 31, 2012 without the prior approval of the Board. Additionally, the Board considered undertakings by the Adviser to work with the Board to implement breakpoints for certain Funds, as set forth in the Fund-by-Fund analysis below, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow.

The Board considered information regarding the nature of services and fee rates offered by the Adviser and each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of such services to those services provided to the Funds. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or the applicable Sub-Adviser for these differences. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider such information to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies)

may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Covered Fund that the management fee charged to the Covered Fund for advisory, sub-advisory and related services is fair and reasonable. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.”

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2010 and December 31, 2009 and the nine-month period ended September 30, 2011. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the

54

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of certain of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. Additionally, the Board noted that the total assets under management of many of the Funds have increased during the past year, and considered undertakings by the Adviser to work with the Board to implement breakpoints for certain of these Funds as set forth in the Fund-by-Fund analysis below, to ensure that each of these Funds will share in the benefits of economies of scale as assets in the Fund grow. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Covered Fund at this time, except as otherwise indicated below in the Fund-by-Fund analysis.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2012, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2011 and the management fees and expense data described below are as of June 30, 2011.

ING Index Plus LargeCap Fund

In evaluating the investment performance of ING Index Plus LargeCap Fund, the Board noted that: (i) the Fund outperformed its Morningstar category median for the most recent calendar quarter and year-to-date period and underperformed for the one-year, three-year and five-year periods; (ii) the Fund underperformed its benchmark index for each period presented and (iii) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date and one-year periods and the fourth quintile for the three-year and five-year periods. The Board considered the actions taken by the Sub-Adviser in 2010 to install a new portfolio management team with responsibility for implementing an enhanced

55

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

quantitative model to pursue the Fund's investment objective, and noted that performance had subsequently improved. The Board also considered the recent departure of two senior members of the new portfolio management team and management's assertion that the Sub-Adviser continues to be capable of implementing the enhanced quantitative model for the foreseeable future. The Board concluded that appropriate actions are being taken to improve Fund performance and that additional time is needed to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Fund

In evaluating the investment performance of ING Index Plus MidCap Fund, the Board noted that: (i) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods and underperformed for the three-year and five-year periods; (ii) the Fund outperformed its benchmark index for the year-to-date period but underperformed for the most recent calendar quarter, one-year, three-year and five-year periods; and (iii) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and year-to-date periods, in the third quintile for the one-year and five-year periods and in the fourth quintile for the three-year period. The Board considered the actions taken by the Sub-Adviser in 2010 to install a new portfolio management team with responsibility for implementing an enhanced quantitative model to pursue the Fund's investment objective, and noted that performance had subsequently improved. The Board also considered the recent departure of two senior members of the new portfolio management team and management's assertion that the Sub-Adviser continues to be capable of implementing the enhanced quantitative model for the foreseeable future. The Board concluded that appropriate actions are being taken to improve Fund

performance and that additional time is needed to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Fund

In evaluating the investment performance of ING Index Plus SmallCap Fund, the Board noted that: (i) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (ii) the Fund underperformed its benchmark index for the each period presented; and (iii) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and one-year period, in the third quintile for the year-to-date period, in the fourth quintile for the three-year period and in the fifth quintile for the five-year period. The Board considered the actions taken by the Sub-Adviser in 2010 to install a new portfolio management team with responsibility for implementing an enhanced quantitative model to pursue the Fund's investment objective, and noted that performance had subsequently improved. The Board also considered the recent departure of two senior members of the new portfolio management team and management's assertion that the Sub-Adviser continues to be capable of implementing the enhanced quantitative model for the foreseeable future. The Board concluded that appropriate actions are being taken to improve Fund performance and that additional time is needed to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

56

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-ADEINDEX	(0512-072612)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees : The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $151,760 for year ended May 31, 2012 and $159,800 for year ended May 31, 2011.

(b)

Audit-Related Fees : The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $16,800 for the year ended May 31, 2012 and $19,200 for the year ended May 31, 2011.

(c)

Tax Fees : The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $55,033 in the year ended May 31, 2012 and $73,067 in the year ended May 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)

All Other Fees : The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2012 and $0 in the year ended May 31 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 14, 2011

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:         2012

—	Bookkeeping or other services related to the accounting records or financial statements of the Funds

—	Financial information systems design and implementation

—	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

—	Actuarial services

—	Internal audit outsourcing services

—	Management functions

—	Human resources

—	Broker-dealer, investment adviser, or investment banking services

—	Legal services

—	Expert services unrelated to the audit

—	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

                             EXHIBIT A

                                 ING BALANCED PORTFOLIO, INC.

                                 ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

                                 ING INTERMEDIATE BOND PORTFOLIO

                                 ING MONEY MARKET PORTFOLIO

                                 ING VARIABLE FUNDS

                                 ING VARIABLE PORTFOLIOS, INC.

                                 ING SERIES FUND, INC.

•

11

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees : The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,152,577 for year ended May 31, 2012 and $878,180 for year ended May 31, 2011.

(h)	Principal Accountants Independence : The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 2, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 2, 2012

Item 6. Schedule of Investments

Summary or full schedule, if applicable are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Large Cap Growth Fund, and ING Small Company Fund, each a series of ING Series Fund, Inc., as of May 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 26, 2012 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2012

ING CORE EQUITY RESEARCH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 13.1%
143,500		CBS Corp. - Class B	4,580,520	1.3
244,900		Comcast Corp. – Class A	7,080,059	1.9
93,204	@	Delphi Automotive PLC	2,705,712	0.7
270,000		International Game Technology	3,861,000	1.1
33,123	@	Liberty Media Corp. - Liberty Capital	2,807,837	0.8
184,700		Lowe's Cos., Inc.	4,935,184	1.4
100,579		Macy's, Inc.	3,827,031	1.0
68,666	@	Michael Kors Holdings Ltd.	2,704,067	0.7
216,800		Newell Rubbermaid, Inc.	3,989,120	1.1
196,500	L	Regal Entertainment Group	2,701,875	0.7
93,200		Starbucks Corp.	5,115,748	1.4
73,300		Wyndham Worldwide Corp.	3,650,340	1.0
			47,958,493	13.1

		Consumer Staples: 8.5%
155,400		Altria Group, Inc.	5,002,326	1.4
72,900		Beam, Inc.	4,414,824	1.2
169,400		Coca-Cola Enterprises, Inc.	4,634,784	1.3
46,900		JM Smucker Co.	3,590,664	1.0
61,800	@	Post Holdings, Inc.	1,858,326	0.5
174,400		Procter & Gamble Co.	10,863,376	3.0
7,701	@	Ralcorp Holdings, Inc.	489,399	0.1
			30,853,699	8.5

		Energy: 11.0%
111,700		Arch Coal, Inc.	708,178	0.2
50,900	@	Cameron International Corp.	2,325,621	0.6
37,500		EOG Resources, Inc.	3,723,750	1.0
216,420		ExxonMobil Corp.	17,017,105	4.7
82,900		Halliburton Co.	2,491,974	0.7
51,115		National Oilwell Varco, Inc.	3,411,926	0.9
75,200		Range Resources Corp.	4,319,488	1.2
101,600		Royal Dutch Shell PLC - Class A ADR	6,317,488	1.7
			40,315,530	11.0

		Financials: 12.7%
138,420		Citigroup, Inc.	3,669,514	1.0
371,500		Fifth Third Bancorp.	4,959,525	1.4
188,098		JPMorgan Chase & Co.	6,235,449	1.7
114,500		Prudential Financial, Inc.	5,318,525	1.5
46,558		Reinsurance Group of America, Inc.	2,335,815	0.6
57,900		Travelers Cos., Inc.	3,618,171	1.0
200,700		US Bancorp.	6,243,777	1.7
319,990		Wells Fargo & Co.	10,255,680	2.8

183,534		XL Group PLC	3,747,764	1.0
			46,384,220	12.7

		Health Care: 10.0%
108,700		Abbott Laboratories	6,716,573	1.9
105,400		Cardinal Health, Inc.	4,361,452	1.2
70,289		Covidien PLC	3,639,564	1.0
53,400	@	Express Scripts Holding Co.	2,786,946	0.8
117,300	@	HCA Holdings, Inc.	3,048,627	0.8
139,600	@	Mylan Laboratories	3,025,132	0.8
438,300		Pfizer, Inc.	9,585,621	2.6
47,600	@	Watson Pharmaceuticals, Inc.	3,393,404	0.9
			36,557,319	10.0

		Industrials: 11.9%
31,200		Acuity Brands, Inc.	1,700,400	0.5
76,600		Boeing Co.	5,332,126	1.5
64,600		Cooper Industries PLC	4,554,300	1.2
68,900		Dover Corp.	3,896,984	1.1
54,000		Fluor Corp.	2,531,520	0.7
69,400		General Dynamics Corp.	4,442,294	1.2
46,100		Pall Corp.	2,565,926	0.7
31,300	@	TransDigm Group, Inc.	3,849,900	1.0
108,500		Trinity Industries, Inc.	2,679,950	0.7
51,863		Union Pacific Corp.	5,777,538	1.6
136,600		Waste Connections, Inc.	4,227,770	1.2
31,200	@	Wesco International, Inc.	1,856,088	0.5
			43,414,796	11.9

		Information Technology: 20.0%
159,800	@	Adobe Systems, Inc.	4,961,790	1.4
58,800	@	Ansys, Inc.	3,638,250	1.0
38,548	@	Apple, Inc.	22,270,336	6.1
552	@	Comverse Technology, Inc.	3,373	0.0
22,300	@	Google, Inc. - Class A	12,953,178	3.5
327,000		Intel Corp.	8,449,680	2.3
112,100		Jabil Circuit, Inc.	2,144,473	0.6
65,600	@	Lam Research Corp.	2,446,880	0.7
105,300	@	NetApp, Inc.	3,133,728	0.8
272,200		Oracle Corp.	7,205,134	2.0
100,569		Qualcomm, Inc.	5,763,609	1.6
			72,970,431	20.0

		Materials: 3.6%
79,800		Allegheny
		Technologies, Inc.	2,563,176	0.7
77,700		Eastman Chemical Co.	3,617,712	1.0
101,600		EI Du Pont de Nemours & Co.	4,903,216	1.4
70,100		Packaging Corp. of America	1,880,783	0.5
			12,964,887	3.6

		Telecommunications: 4.5%
242,400		AT&T, Inc.	8,282,808	2.3
95,900		CenturyTel, Inc.	3,761,198	1.0

See Accompanying Notes to Financial Statements

1

ING CORE EQUITY RESEARCH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

83,100	@	SBA Communications Corp.	4,317,045	1.2
			16,361,051	4 .5
		Utilities: 2.3%
114,000		Exelon Corp.	4,215,720	1.1
247,700		NV Energy, Inc.	4,285,210	1.2
			8,500,930	2 .3
	Total Common Stock (Cost $307,311,928)		356,281,356	97 .6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1) : 0.8%
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	1,000,000	0.3
1,000,000		Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.906%-8.500%, Market Value plus accrued interest $1,020,001, due 02/01/18-03/01/42)	1,000,000	0.3

796,054	Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $796,059, collateralized by various U.S. Government Agency Obligations, 1.558%- 6.146%, Market Value plus accrued interest $811,975, due 07/01/17-08/01/45)	796,054	0.2
		2,796,054	0 .8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
6,797,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $6,797,000)	6,797,000	1 .8
	Total Short-Term Investments (Cost $9,593,054)	9,593,054	2 .6

	Total Investments in Securities (Cost $316,904,982)	$365,874,410	100 .2
	Liabilities in Excess of Other Assets	(822,430)	(0 .2)

	Net Assets	$365,051,980	100 .0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $320,629,951.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$69,389,429
Gross Unrealized Depreciation	(24,144,970)

Net Unrealized Appreciation	$45,244,459

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$356,281,356	$–	$–	$356,281,356

See Accompanying Notes to Financial Statements

2

ING CORE EQUITY RESEARCH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Short-Term Investments	6,797,000	2,796,054	–	9,593,054

Total Investments, at value	$363,078,356	$2,796,054	$–	$365,874,410

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2012:

	Beginning Balance 5/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2012
Asset Table
Investments, at value
Short-Term Investments	$185,853	$–	$(185,853)	$–	$(46,463)	$46,463	$–	$–	$–

Total Investments, at value	$185,853	$–	$(185,853)	$–	$(46,463)	$46,463	$–	$–	$–

As of May 31, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$174,364

Total	$174,364

See Accompanying Notes to Financial Statements

3

ING CORPORATE LEADERS 100 FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Consumer Discretionary: 12.0%
560	@	Amazon.com, Inc.	119,230	1.1
3,820		Comcast Corp. – Class A	110,436	1.0
9,110		Ford Motor Co.	96,202	0.9
2,280		Home Depot, Inc.	112,495	1.0
3,640		Lowe's Cos., Inc.	97,261	0.9
1,160		McDonald's Corp.	103,634	0.9
5,860		News Corp. - Class A	112,512	1.0
1,060		Nike, Inc.	114,671	1.1
2,050		Starbucks Corp.	112,524	1.0
1,970		Target Corp.	114,083	1.0
3,066		Time Warner, Inc.	105,685	1.0
2,640		Walt Disney Co.	120,674	1.1
			1,319,407	12.0

		Consumer Staples: 12.5%
3,730		Altria Group, Inc.	120,069	1.1
1,540		Coca-Cola Co.	115,084	1.1
1,170		Colgate-Palmolive Co.	115,011	1.0
1,270		Costco Wholesale Corp.	109,715	1.0
2,570		CVS Caremark Corp.	115,496	1.1
2,140		HJ Heinz Co.	113,591	1.0
3,020		Kraft Foods, Inc.	115,575	1.1
1,730		PepsiCo, Inc.	117,381	1.1
1,314		Philip Morris International, Inc.	111,046	1.0
1,700		Procter & Gamble Co.	105,893	1.0
3,350		Walgreen Co.	102,242	0.9
1,870		Wal-Mart Stores, Inc.	123,084	1.1
			1,364,187	12.5

		Energy: 11.1%
1,470		Anadarko Petroleum Corp.	89,670	0.8
1,150		Apache Corp.	93,587	0.8
2,790		Baker Hughes, Inc.	116,427	1.1
1,070		Chevron Corp.	105,192	1.0
1,500		ConocoPhillips	78,240	0.7
1,620		Devon Energy Corp.	96,422	0.9
1,330		ExxonMobil Corp.	104,578	0.9
3,480		Halliburton Co.	104,609	1.0
1,450		National Oilwell Varco, Inc.	96,787	0.9
1,200		Occidental Petroleum Corp.	95,124	0.9
750	@	Phillips 66	22,522	0.2
1,650		Schlumberger Ltd.	104,363	0.9
3,730		Williams Cos., Inc.	113,877	1.0
			1,221,398	11.1

		Financials: 12.0%
3,460		Allstate Corp.	117,432	1.1
1,970		American Express Co.	109,985	1.0
11,950		Bank of America Corp.	87,832	0.8
4,790		Bank of New York Mellon Corp.	97,524	0.9
1,400	@	Berkshire Hathaway, Inc.	111,104	1.0
2,170		Capital One Financial Corp.	111,473	1.0

3,120		Citigroup, Inc.	82,711	0.8
920		Goldman Sachs Group, Inc.	88,044	0.8
2,490		JPMorgan Chase & Co.	82,544	0.7
3,070		Metlife, Inc.	89,675	0.8
790		Simon Property Group, Inc.	116,541	1.1
3,610		US Bancorp.	112,307	1.0
3,350		Wells Fargo & Co.	107,368	1.0
			1,314,540	12.0

		Health Care: 11.2%
1,860		Abbott Laboratories	114,929	1.0
1,690		Amgen, Inc.	117,489	1.1
1,920		Baxter International, Inc.	97,190	0.9
3,400		Bristol-Myers Squibb Co.	113,356	1.0
2,850		Eli Lilly & Co.	116,708	1.1
2,390	@	Gilead Sciences, Inc.	119,381	1.1
1,740		Johnson & Johnson	108,628	1.0
2,900		Medtronic, Inc.	106,836	1.0
2,987		Merck & Co., Inc.	112,251	1.0
5,071		Pfizer, Inc.	110,903	1.0
1,960		UnitedHealth Group, Inc.	109,309	1.0
			1,226,980	11.2

		Industrials: 13.6%
1,290		3M Co.	108,889	1.0
1,530		Boeing Co.	106,503	1.0
1,070		Caterpillar, Inc.	93,754	0.9
2,190		Emerson Electric Co.	102,426	0.9
1,250		FedEx Corp.	111,425	1.0
1,560		General Dynamics Corp.	99,856	0.9
5,700		General Electric Co.	108,813	1.0
1,870		Honeywell International, Inc.	104,084	0.9
1,270		Lockheed Martin Corp.	105,156	1.0
1,720		Norfolk Southern Corp.	112,694	1.0
2,150		Raytheon Co.	108,188	1.0
1,060		Union Pacific Corp.	118,084	1.1
1,430		United Parcel Service, Inc. - Class B	107,164	1.0
1,380		United Technologies Corp.	102,272	0.9
			1,489,308	13.6

		Information Technology: 14.9%
1,770		Accenture PLC	101,067	0.9
190	@	Apple, Inc.	109,769	1.0
5,410		Cisco Systems, Inc.	88,345	0.8
6,850	@	Dell, Inc.	84,460	0.8
3,080	@	eBay, Inc.	120,705	1.1
3,850	@	EMC Corp.	91,822	0.8
170	@	Google, Inc. - Class A	98,746	0.9
4,850		Hewlett-Packard Co.	109,998	1.0
550		International Business Machines Corp.	106,095	1.0
4,040		Intel Corp.	104,394	1.0
270		Mastercard, Inc.	109,758	1.0
3,540		Microsoft Corp.	103,333	0.9
3,880		Oracle Corp.	102,704	0.9
1,680		Qualcomm, Inc.	96,281	0.9
3,430		Texas Instruments, Inc.	97,686	0.9

See Accompanying Notes to Financial Statements

4

ING CORPORATE LEADERS 100 FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

960	Visa, Inc.	110,592	1.0
		1,635,755	14.9

		Materials: 3.8%
3,330	Dow Chemical Co.	103,430	0.9
2,160	EI Du Pont de Nemours & Co.	104,242	1.0
3,030	Freeport-McMoRan Copper & Gold, Inc.	97,081	0.9
1,440	Monsanto Co.	111,168	1.0
		415,921	3.8

		Telecommunications: 2.3%
3,640	AT&T, Inc.	124,379	1.1
2,990	Verizon
	Communications, Inc.	124,503	1.2
		248,882	2.3

		Utilities: 3.1%
2,970	American Electric
	Power Co., Inc.	114,375	1.0
2,910	Exelon Corp.	107,612	1.0
2,540	Southern Co.	116,611	1.1
		338,598	3.1

	Total Common Stock (Cost $7,727,959)	10,574,976	96.5

EXCHANGE-TRADED FUNDS: 2.0%
1,650	SPDR Trust Series 1	216,959	2.0
	Total Exchange-Traded Funds (Cost $202,121)	216,959	2.0

	Total Long-Term Investments (Cost $7,930,080)	10,791,935	98.5

SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
48,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $48,000)	48,000	0.4
	Total Short-Term Investments (Cost $48,000)	48,000	0.4

	Total Investments in Securities (Cost $7,978,080)	$10,839,935	98.9
	Assets in Excess of Other
	Liabilities	125,051	1.1

	Net Assets	$10,964,986	100.0

@	Non-incomeproducing security

Cost for federal income tax purposes is $8,420,363.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,967,406
Gross Unrealized Depreciation	(547,834)

Net Unrealized Appreciation	$2,419,572

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$10,574,976	$–	$–	$10,574,976
Exchange-Traded Funds	216,959	–	–	216,959
Short-Term Investments	48,000	–	–	48,000

Total Investments, at value	$10,839,935	$–	$–	$10,839,935

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

5

ING LARGE CAP GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Consumer Discretionary: 17.4%
8,740	@	Bed Bath & Beyond, Inc.	631,465	1.7
15,660		CBS Corp. - Class B	499,867	1.4
6,980		Coach, Inc.	470,801	1.3
23,050		Comcast Corp. – Class A	666,375	1.8
11,910		Harley-Davidson, Inc.	573,824	1.6
11,960		Home Depot, Inc.	590,106	1.6
14,070		Macy's, Inc.	535,364	1.5
10,870	@	Michael Kors Holdings Ltd.	428,061	1.2
960	@	Priceline.com, Inc.	600,470	1.6
14,510		Starbucks Corp.	796,454	2.2
11,340		Wyndham Worldwide Corp.	564,732	1.5
			6,357,519	17.4

		Consumer Staples: 10.5%
6,870		Beam, Inc.	416,047	1.1
19,880		Coca-Cola Enterprises, Inc.	543,917	1.5
8,810		Costco Wholesale Corp.	761,096	2.1
3,170	@	Monster Beverage Corp.	230,142	0.6
15,210		Philip Morris International, Inc.	1,285,397	3.5
5,660		Procter & Gamble Co.	352,561	1.0
2,765		Whole Foods Market, Inc.	245,007	0.7
			3,834,167	10.5

		Energy: 10.4%
6,170		Chevron Corp.	606,573	1.7
5,130		EOG Resources, Inc.	509,409	1.4
24,350		ExxonMobil Corp.	1,914,641	5.2
14,280		Halliburton Co.	429,257	1.2
5,090		National Oilwell Varco, Inc.	339,757	0.9
			3,799,637	10.4

		Financials: 4.8%
10,270		American Express Co.	573,374	1.5
3,190		Blackrock, Inc.	544,852	1.5
30,480		Blackstone Group LP	366,979	1.0
6,250		Prudential Financial, Inc.	290,313	0.8
			1,775,518	4.8

		Health Care: 10.4%
12,570		Abbott Laboratories	776,700	2.1
3,970	@	Biogen Idec, Inc.	519,078	1.4
9,590		Cardinal Health, Inc.	396,834	1.1
11,080		Covidien PLC	573,722	1.6
11,430	@	Gilead Sciences, Inc.	570,929	1.6
1,390	@	HCA Holdings, Inc.	36,126	0.1
7,020		Johnson & Johnson	438,259	1.2
6,660	@	Watson Pharmaceuticals, Inc.	474,791	1.3
			3,786,439	10.4

		Industrials: 11.5%
7,710		Ametek, Inc.	390,974	1.1
17,020		Danaher Corp.	884,529	2.4
6,310		Dover Corp.	356,894	1.0
8,090		Pall Corp.	450,289	1.2
6,100		Roper Industries, Inc.	617,442	1.7
11,860		Tyco International Ltd.	630,478	1.7
5,180		Union Pacific Corp.	577,052	1.6
9,400		Waste Connections, Inc.	290,930	0.8
			4,198,588	11.5

		Information Technology: 30.2%
16,970	@	Adobe Systems, Inc.	526,918	1.4
13,460		Analog Devices, Inc.	489,540	1.3
5,780	@	Apple, Inc.	3,339,279	9.1
6,000	@	Citrix Systems, Inc.	438,480	1.2
2,310	@	Google, Inc. - Class A	1,341,787	3.7
9,650	@	Lam Research Corp.	359,945	1.0
5,280	@	Micros Systems, Inc.	278,573	0.8
51,640		Microsoft Corp.	1,507,372	4.1
15,660	@	NetApp, Inc.	466,042	1.3
23,500	@	Nvidia Corp.	292,105	0.8
46,830		Oracle Corp.	1,239,590	3.4
13,320		Qualcomm, Inc.	763,369	2.1
			11,043,000	30.2

		Materials: 2.7%
7,949		Allegheny Technologies, Inc.	255,322	0.7
5,925		Cliffs Natural Resources, Inc.	283,096	0.8
5,830		Monsanto Co.	450,076	1.2
			988,494	2.7

	Total Common Stock (Cost $37,345,460)		35,783,362	97.9

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
541,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $541,000)	541,000	1.5

	Total Short-Term Investments (Cost $541,000)		541,000	1.5

	Total Investments in Securities (Cost $37,886,460)		$36,324,362	99 .4
	Assets in Excess of Other Liabilities		203,667	0 .6

	Net Assets		$36,528,029	100.0

@ Non-income producing security

See Accompanying Notes to Financial Statements

6

ING LARGE CAP GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $37,937,161.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$586,069

Gross Unrealized Depreciation	(2,198,868)

Net Unrealized Depreciation	$(1,612,799)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$35,783,362	$–	$–	$35,783,362
Short-Term Investments	541,000	–	–	541,000

Total Investments, at value	$36,324,362	$–	$–	$36,324,362

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

7

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 14.4%
71,135		Arbitron, Inc.	2,378,754	0.7
65,850	@	Ascena Retail Group, Inc.	1,246,540	0.4
45,372	@	Bally Technologies, Inc.	2,112,067	0.6
70,500	@	Childrens Place Retail Stores, Inc.	3,240,885	0.9
134,059	@	Collective Brands, Inc.	2,851,435	0.8
173,595		Cooper Tire & Rubber Co.	2,687,251	0.8
44,000	@	Express, Inc.	814,000	0.2
133,200		Finish Line	2,746,584	0.8
52,781		Gildan Activewear, Inc.	1,244,048	0.4
16,000	@	Hibbett Sporting Goods, Inc.	896,480	0.3
93,100	@	Jack in the Box, Inc.	2,406,635	0.7
147,815	@	La-Z-Boy, Inc.	2,085,670	0.6
83,973	@	Life Time Fitness, Inc.	3,599,083	1.0
39,900		Monro Muffler, Inc.	1,348,221	0.4
304,800	@	OfficeMax, Inc.	1,484,376	0.4
220,047	@	Orient-Express Hotels Ltd.	1,857,197	0.5
50,863	@	Papa John's International, Inc.	2,366,147	0.7
47,130		Pool Corp.	1,742,396	0.5
89,500		Regis Corp.	1,638,745	0.5
263,481	@	Ruby Tuesday, Inc.	1,891,793	0.6
121,900	@	Sally Beauty Holdings, Inc.	3,221,817	0.9
142,692	@	Sonic Corp.	1,217,163	0.4
121,000	@	Wet Seal, Inc.	343,640	0.1
57,450		Wolverine World Wide, Inc.	2,442,199	0.7
34,370		Wyndham Worldwide Corp.	1,711,626	0.5
			49,574,752	14.4

		Consumer Staples: 1.5%
36,980		Casey's General Stores, Inc.	2,094,177	0.6
79,485		Flowers Foods, Inc.	1,750,260	0.5
27,500		Sanderson Farms, Inc.	1,510,850	0.4
			5,355,287	1.5

		Energy: 5.4%
147,300	@	Bill Barrett Corp.	2,844,363	0.8
124,250	@	Carrizo Oil & Gas, Inc.	2,747,167	0.8
46,600	@	Dril-Quip, Inc.	2,823,494	0.8
96,843	@	Energy Partners Ltd.	1,529,151	0.4
144,500	@	Key Energy Services, Inc.	1,431,995	0.4
127,779	@	McMoRan Exploration Co.	1,243,290	0.4
132,040	L	Nordic American Tanker Shipping	1,655,782	0.5
291,665	@,L	Petroquest Energy, Inc.	1,443,742	0.4
75,319	@	Unit Corp.	2,996,943	0.9
			18,715,927	5.4

		Financials: 21.2%
25,200	@	Affiliated Managers Group, Inc.	2,597,364	0.8
54,400		American Campus Communities, Inc.	2,388,160	0.7
183,700		Capitol Federal Financial, Inc.	2,140,105	0.6
60,338		Cash America International, Inc.	2,683,834	0.8
68,700	@	Citizens Republic Bancorp, Inc.	1,117,062	0.3
85,347		Columbia Banking System, Inc.	1,546,488	0.4
243,309		CubeSmart	2,751,825	0.8
511,265		DCT Industrial Trust, Inc.	2,975,562	0.9
55,952		Entertainment Properties Trust	2,309,139	0.7
158,370	@	EverBank Financial Corp.	1,761,074	0.5
36,954		First American Financial Corp.	582,395	0.2
169,400		First Horizon National Corp.	1,436,512	0.4
141,400		FirstMerit Corp.	2,248,260	0.7
69,730	@,L	Green Dot Corp.	1,481,065	0.4
50,643		IBERIABANK Corp.	2,455,679	0.7
21,000		Jones Lang LaSalle, Inc.	1,522,500	0.4
174,300	@	Knight Capital Group, Inc.	2,190,951	0.6
128,684		LaSalle Hotel Properties	3,549,105	1.0
21,500		LTC Properties, Inc.	693,805	0.2
118,887		National Retail Properties, Inc.	3,149,317	0.9
115,800	@	Nationstar Mortgage Holdings, Inc.	2,219,886	0.6
52,875	@	Piper Jaffray Cos.	1,158,491	0.3
147,202		Primerica, Inc.	3,543,152	1.0
34,811		ProAssurance Corp.	3,068,242	0.9
64,009		Prosperity Bancshares, Inc.	2,734,465	0.8
141,743		Provident Financial Services, Inc.	1,977,315	0.6
89,700		Redwood Trust, Inc.	1,086,267	0.3
94,500		Selective Insurance Group	1,597,050	0.5
50,506	@	Signature Bank	3,101,573	0.9
130,100		Starwood Property Trust, Inc.	2,607,204	0.8
320,200		Susquehanna Bancshares, Inc.	3,083,526	0.9
46,320	@	SVB Financial Group	2,763,451	0.8
79,738		Wintrust Financial Corp.	2,711,889	0.8
			73,232,713	21.2

		Health Care: 11.3%
45,376	@	Acorda Therapeutics, Inc.	997,818	0.3
62,254	@	Align Technology, Inc.	1,944,192	0.6
75,285	@	Amsurg Corp.	2,056,786	0.6
54,600	@	Centene Corp.	1,973,244	0.6
46,629	@	Cubist Pharmaceuticals, Inc.	1,870,755	0.5
44,150	@	Haemonetics Corp.	3,077,696	0.9
194,734	@	Healthsouth Corp.	3,727,209	1.1

See Accompanying Notes to Financial Statements

8

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

80,000	@	Impax Laboratories, Inc.	1,658,400	0.5
83,900	@,L	Incyte Corp., Ltd.	1,787,909	0.5
100,200	@	Masimo Corp.	1,884,762	0.6
65,653	@	Medicines Co.	1,443,053	0.4
38,500	@	Mednax, Inc.	2,348,885	0.7
6,207		Meridian Bioscience, Inc.	117,561	0.0
196,271	@,L	Nektar Therapeutics	1,315,016	0.4
44,076	@	Onyx Pharmaceuticals, Inc.	2,017,799	0.6
89,134		Owens & Minor, Inc.	2,537,645	0.7
65,124	@	PSS World Medical, Inc.	1,317,459	0.4
16,400	@	Salix Pharmaceuticals Ltd.	849,684	0.2
62,234		Steris Corp.	1,858,307	0.5
58,600	@	Thoratec Corp.	1,777,924	0.5
58,334		Universal Health Services, Inc.	2,260,443	0.7
			38,822,547	11.3

		Industrials: 18.7%
131,226		Actuant Corp.	3,434,184	1.0
64,800		Acuity Brands, Inc.	3,531,600	1.0
33,100	@	Allegiant Travel Co.	2,146,535	0.6
71,339	@	Atlas Air Worldwide Holdings, Inc.	3,240,217	1.0
124,142		Barnes Group, Inc.	2,888,784	0.8
99,730		Brady Corp.	2,736,591	0.8
38,954	@	Clean Harbors, Inc.	2,417,875	0.7
284,500	@	Diana Shipping, Inc.	2,190,650	0.6
68,580	@	Encore Capital Group, Inc.	1,662,379	0.5
56,300	@	FTI Consulting, Inc.	1,777,391	0.5
211,400		Heartland Express, Inc.	3,010,336	0.9
97,928	@	HUB Group, Inc.	3,423,563	1.0
14,848	@	Kirby Corp.	783,677	0.2
102,155	@	Mobile Mini, Inc.	1,403,610	0.4
221,350	@	Orbital Sciences Corp.	2,476,907	0.7
53,306		Regal-Beloit Corp.	3,213,819	0.9
47,400	@	Teledyne Technologies, Inc.	2,824,092	0.8
84,851	@	Tetra Tech, Inc.	2,120,427	0.6
45,148		Toro Co.	3,363,978	1.0
78,273	@	TrueBlue, Inc.	1,170,181	0.4
72,300		Universal Forest Products, Inc.	2,722,095	0.8
101,203		Waste Connections, Inc.	3,132,233	0.9
36,025		Watsco, Inc.	2,651,800	0.8
117,900		Watts Water Technologies, Inc.	3,896,595	1.1
62,600		Woodward Governor Co.	2,360,646	0.7
			64,580,165	18.7

		Information Technology: 15.8%
106,400	@,L	Acme Packet, Inc.	2,434,432	0.7
103,000		Adtran, Inc.	3,010,690	0.9
161,517	@	Advanced Energy Industries, Inc.	2,204,707	0.6
37,277	@	Ansys, Inc.	2,306,514	0.7
27,400	@	Ariba, Inc.	1,231,082	0.3
184,520	@	Arris Group, Inc.	2,275,132	0.7
195,000	@	Aruba Networks, Inc.	2,562,300	0.7
114,823	@,L	Bankrate, Inc.	1,995,624	0.6

30,170	@	CACI International, Inc.	1,291,276	0.4
104,000	@	Cardtronics, Inc.	2,914,080	0.8
16,900	@	Concur Technologies, Inc.	1,045,265	0.3
16,769	@	FEI Co.	767,517	0.2
218,250	@	Formfactor, Inc.	1,307,318	0.4
187,625	@	Integrated Device Technology, Inc.	1,030,061	0.3
106,300	@	Intermec, Inc.	628,233	0.2
121,741	@,L	Logitech International S.A.	1,245,410	0.4
43,878	@	Micros Systems, Inc.	2,315,003	0.7
139,924	@	Microsemi Corp.	2,471,058	0.7
98,872		MKS Instruments, Inc.	2,585,503	0.7
145,300	@	Parametric Technology Corp.	2,935,060	0.8
93,803	@	Plexus Corp.	2,626,484	0.8
198,000	@	Polycom, Inc.	2,265,120	0.7
53,300		Power Integrations, Inc.	2,175,173	0.6
154,950	@	Progress Software Corp.	2,978,139	0.9
98,800	@	QLIK Technologies, Inc.	2,245,724	0.6
60,500	@	QLogic Corp.	823,405	0.2
37,230	@	Quest Software, Inc.	930,750	0.3
121,600	@	Riverbed Technolgoy, Inc.	1,994,240	0.6
			54,595,300	15.8

		Materials: 5.2%
90,001		Buckeye Technologies, Inc.	2,493,928	0.7
186,900		Commercial Metals Co.	2,182,992	0.7
114,500		HB Fuller Co.	3,480,800	1.0
39,407		Minerals Technologies, Inc.	2,493,281	0.7
611,800	@,L	Thompson Creek Metals Co., Inc.	2,098,474	0.6
173,100		Worthington Industries	2,812,875	0.8
162,849		Zep, Inc.	2,283,143	0.7
			17,845,493	5.2

		Telecommunications: 0.5%
117,819		Alaska Communications Systems Group, Inc.	233,281	0.1
33,435		Lumos Networks Corp.	342,709	0.1
12,735		NTELOS Holdings Corp.	243,748	0.1
14,525	@	SBA Communications Corp.	754,574	0.2
			1,574,312	0.5

		Utilities: 3.3%
98,960		Cleco Corp.	4,041,526	1.2
86,800		El Paso Electric Co.	2,663,892	0.8
60,360		Idacorp, Inc.	2,371,545	0.7
89,600		Portland General Electric Co.	2,253,440	0.6
			11,330,403	3.3

	Total Common Stock (Cost $340,904,764)		335,626,899	97.3

See Accompanying Notes to Financial Statements

9

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

EXCHANGE-TRADED FUNDS: 1.1%
49,700	iShares Russell 2000 Index Fund	3,782,170	1.1
	Total Exchange-Traded Funds (Cost $4,124,253)	3,782,170	1.1

	Total Long-Term Investments (Cost $345,029,017)	339,409,069	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
		Securities Lending Collateralcc(1) : 3.4%
2,734,890	Citigroup, Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,734,906, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $2,789,588, due 06/14/12-05/20/42)	2,734,890	0.8
575,764	Deutsche Bank AG, Repurchase Agreement dated 05/31/12, 0.20%, due 06/01/12 (Repurchase Amount $575,767, collateralized by various U.S. Government Securities, 0.250%-4.125%, Market Value plus accrued interest $587,284, due 05/31/13-08/31/18)	575,764	0.2
2,734,890	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,734,906, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $2,789,588, due 06/01/35-05/01/42)	2,734,890	0.8

2,734,890	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $2,734,907, collateralized by various U.S. Government Agency Obligations, 2.906%-8.500%, Market Value plus accrued interest $2,789,590, due 02/01/18-03/01/42)	2,734,890	0.8
2,734,890	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $2,734,906, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $2,789,589, due 08/01/25-03/01/42)	2,734,890	0.8
		11,515,324	3.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.5%
5,217,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,217,000)	5,217,000	1.5
	Total Short-Term Investments (Cost $16,732,324)	16,732,324	4.9

	Total Investments in Securities (Cost $361,761,341)	$356,141,393	103.3
	Liabilities in Excess of Other Assets	(11,523,664)	(3.3)

	Net Assets	$344,617,729	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities
loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

10

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $361,779,119.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$29,786,730

Gross Unrealized Depreciation	(35,424,456)

Net Unrealized Depreciation	$(5,637,726)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$335,626,899	$–	$–	$335,626,899
Exchange-Traded Funds	3,782,170	–	–	3,782,170
Short-Term Investments	5,217,000	11,515,324	–	16,732,324

Total Investments, at value	$344,626,069	$11,515,324	$–	$356,141,393

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.7%
1,500	@	Amazon.com, Inc.	319,365	0.1
26,600	@	Apollo Group, Inc. - Class A	846,412	0.3
17,600	@,L	Autonation, Inc.	633,952	0.2
1,300	@	Autozone, Inc.	494,338	0.2
6,600	@	Bed Bath & Beyond, Inc.	476,850	0.2
3,100		Best Buy Co., Inc.	58,032	0.0
2,600	@	Big Lots, Inc.	95,550	0.0
1,900		Carnival Corp.	60,971	0.0
37,300		CBS Corp. - Class B	1,190,616	0.4
6,100		Coach, Inc.	411,445	0.2
53,152		Comcast Corp. – Class A	1,536,624	0.6
4,900		Darden Restaurants, Inc.	253,477	0.1
14,400		DeVry, Inc.	393,552	0.1
5,680	@	DIRECTV	252,476	0.1
17,200	@	Discovery Communications, Inc. - Class A	861,720	0.3
7,700	@	Dollar Tree, Inc.	794,486	0.3
18,750		Expedia, Inc.	860,438	0.3
15,371		Family Dollar Stores, Inc.	1,041,385	0.4
68,400		Ford Motor Co.	722,304	0.3
37,100		Gannett Co., Inc.	484,526	0.2
73,300		H&R Block, Inc.	1,119,291	0.4
2,500		Harman International Industries, Inc.	98,050	0.0
2,700		Hasbro, Inc.	95,634	0.0
30,000		Home Depot, Inc.	1,480,200	0.5
21,200		International Game Technology	303,160	0.1
55,600		Interpublic Group of Cos., Inc.	577,684	0.2
17,100		Kohl's Corp.	783,522	0.3
11,900		Lowe's Cos., Inc.	317,968	0.1
23,979		Macy's, Inc.	912,401	0.3
2,500		Marriott International, Inc.	96,775	0.0
15,300		Mattel, Inc.	476,289	0.2
23,300		McDonald's Corp.	2,081,622	0.8
2,100		McGraw-Hill Cos., Inc.	91,098	0.0
27,100		Newell Rubbermaid, Inc.	498,640	0.2
38,900		News Corp. - Class A	746,880	0.3
4,200		Nike, Inc.	454,356	0.2
9,200		Nordstrom, Inc.	435,804	0.2
4,800	@	O'Reilly Automotive, Inc.	459,792	0.2
9,700	@	Pulte Homes, Inc.	90,792	0.0
1,600		Ralph Lauren Corp.	238,080	0.1
13,100		Ross Stores, Inc.	828,313	0.3
4,100		Staples, Inc.	53,874	0.0
20,836		Starbucks Corp.	1,143,688	0.4
6,100		Starwood Hotels & Resorts Worldwide, Inc.	322,385	0.1
4,469		Target Corp.	258,800	0.1
9,400		Time Warner Cable, Inc.	708,760	0.3
23,800		Time Warner, Inc.	820,386	0.3
2,100		TJX Cos., Inc.	89,166	0.0
11,011		VF Corp.	1,552,991	0.6
28,368		Viacom - Class B	1,354,005	0.5
14,500		Walt Disney Co.	662,795	0.2
600	L	Washington Post	209,292	0.1

1,100		Whirlpool Corp.	68,068	0.0
6,700		Wyndham Worldwide Corp.	333,660	0.1
2,208		Wynn Resorts Ltd.	227,512	0.1
8,200		Yum! Brands, Inc.	576,952	0.2
			32,357,204	11.7

		Consumer Staples: 11.5%
52,900		Altria Group, Inc.	1,702,851	0.6
34,602		Archer-Daniels-Midland Co.	1,103,112	0.4
1,600		Avon Products, Inc.	26,480	0.0
14,100		Beam, Inc.	853,896	0.3
8,081		Brown-Forman Corp.	704,502	0.3
26,516	L	Campbell Soup Co.	840,557	0.3
1,800		Clorox Co.	123,840	0.0
33,187		Coca-Cola Co.	2,480,064	0.9
10,415		Coca-Cola Enterprises, Inc.	284,954	0.1
4,900		Colgate-Palmolive Co.	481,670	0.2
16,100		ConAgra Foods, Inc.	404,915	0.1
10,600	@	Constellation Brands, Inc.	204,474	0.1
6,200		Costco Wholesale Corp.	535,618	0.2
30,000		CVS Caremark Corp.	1,348,200	0.5
7,716		Hershey Co.	515,892	0.2
10,800		HJ Heinz Co.	573,264	0.2
54,500		Hormel Foods Corp.	1,630,095	0.6
2,600		Kellogg Co.	126,828	0.0
5,519		Kimberly-Clark Corp.	437,933	0.2
5,200		Kraft Foods, Inc.	199,004	0.1
47,900		Kroger Co.	1,054,279	0.4
8,295		Lorillard, Inc.	1,025,262	0.4
24,100		McCormick & Co., Inc.	1,358,276	0.5
33,900		Molson Coors Brewing Co.	1,303,455	0.5
18,200		PepsiCo, Inc.	1,234,870	0.4
26,676		Philip Morris International, Inc.	2,254,389	0.8
43,210		Procter & Gamble Co.	2,691,551	1.0
5,194		Reynolds American, Inc.	217,317	0.1
46,600	L	Safeway, Inc.	886,332	0.3
4,800		Sara Lee Corp.	100,320	0.0
9,100		Sysco Corp.	253,981	0.1
63,800		Tyson Foods, Inc.	1,235,806	0.4
27,100		Walgreen Co.	827,092	0.3
34,536		Wal-Mart Stores, Inc.	2,273,159	0.8
5,000		Whole Foods Market, Inc.	443,050	0.2
			31,737,288	11.5

		Energy: 10.4%
1,100		Anadarko Petroleum Corp.	67,100	0.0
17,100		Apache Corp.	1,391,598	0.5
4,500		Baker Hughes, Inc.	187,785	0.1
2,600		Cabot Oil & Gas Corp.	84,604	0.0
6,500	L	Chesapeake Energy Corp.	109,850	0.0
38,927		Chevron Corp.	3,826,913	1.4
13,800		ConocoPhillips	719,808	0.3
48,000	@	Denbury Resources, Inc.	725,760	0.3
23,200		Devon Energy Corp.	1,380,864	0.5
28,000		Diamond Offshore Drilling	1,629,040	0.6
4,100		EOG Resources, Inc.	407,130	0.2
18,300		EQT Corp.	848,754	0.3
94,001		ExxonMobil Corp.	7,391,299	2.7

See Accompanying Notes to Financial Statements

1

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

20,100		Halliburton Co.	604,206	0.2
7,100		Helmerich & Payne, Inc.	321,630	0.1
12,000		Hess Corp.	524,400	0.2
7,792		Kinder Morgan, Inc./Delaware	266,394	0.1

43,400		Marathon Oil Corp.	1,081,094	0.4
8,250		Marathon Petroleum Corp.	297,578	0.1

18,600		Murphy Oil Corp.	867,132	0.3
800	@	Nabors Industries Ltd.	10,840	0.0
703		National Oilwell Varco, Inc.	46,925	0.0

8,000	@	Newfield Exploration Co.	239,680	0.1
9,000	@	Noble Corp.	281,430	0.1
2,082		Noble Energy, Inc.	175,846	0.1
12,400		Occidental Petroleum Corp.	982,948	0.4

8,600		Peabody Energy Corp.	200,896	0.1
13,850	@	Phillips 66	415,916	0.2
1,800		QEP Resources, Inc.	47,376	0.0
3,600		Range Resources Corp.	206,784	0.1
12,200	@	Rowan Companies PLC	366,000	0.1
14,529		Schlumberger Ltd.	918,959	0.3
1,200	@	Southwestern Energy Co.	33,636	0.0
2,500		Sunoco, Inc.	116,125	0.0
28,700	@	Tesoro Corp.	634,844	0.2
43,800		Valero Energy Corp.	924,180	0.3
5,100		Williams Cos., Inc.	155,703	0.1
4,900	@	WPX Energy, Inc.	71,883	0.0
			28,562,910	10.4

		Financials: 13.0%
5,922		Aflac, Inc.	237,354	0.1
6,100		Allstate Corp.	207,034	0.1
5,300		American Express Co.	295,899	0.1
32,000	@	American International Group, Inc.	933,760	0.3

11,900		Ameriprise Financial, Inc.	570,248	0.2
4,700		Apartment Investment & Management Co.	127,229	0.0

26,300		Assurant, Inc.	877,894	0.3
100,343		Bank of America Corp.	737,521	0.3
4,200		Bank of New York Mellon Corp.	85,512	0.0

4,600		BB&T Corp.	139,012	0.0
34,700	@	Berkshire Hathaway, Inc.	2,753,792	1.0
1,200		Boston Properties, Inc.	123,516	0.0
9,800		Capital One Financial Corp.	503,426	0.2

2,900		Chubb Corp.	209,003	0.1
19,400		Cincinnati Financial Corp.	699,952	0.3
47,640		Citigroup, Inc.	1,262,936	0.5
1,120		CME Group, Inc.	288,478	0.1
30,400		Discover Financial Services	1,006,544	0.4

8,200		Equity Residential	501,020	0.2
14,011		Fifth Third Bancorp.	187,047	0.1
1,100		Franklin Resources, Inc.	117,469	0.0
679		Goldman Sachs Group, Inc.	64,980	0.0

15,500		Hartford Financial Services Group, Inc.	260,710	0.1
17,907		HCP, Inc.	731,322	0.3
60,800		Huntington Bancshares, Inc.	397,632	0.1

1,300	@	IntercontinentalExchange, Inc.	159,185	0.1

3,809	@	Invesco Ltd.	82,846	0.0
73,053		JPMorgan Chase & Co.	2,421,707	0.9
133,200		Keycorp	999,000	0.4
37,200		Kimco Realty Corp.	667,740	0.2
21,900		Legg Mason, Inc.	557,355	0.2
22,800		Lincoln National Corp.	471,276	0.2
14,900		Loews Corp.	579,461	0.2
6,000		Marsh & McLennan Cos., Inc.	191,880	0.1

10,000		Metlife, Inc.	292,100	0.1
42,400		Moody's Corp.	1,551,416	0.6
36,400	@	Nasdaq Stock Market, Inc.	796,432	0.3

2,000		Northern Trust Corp.	86,360	0.0
27,600		NYSE Euronext	670,956	0.2
66,700		People's United Financial, Inc.	775,721	0.3

10,112		Plum Creek Timber Co., Inc.	369,088	0.1

14,800		PNC Financial Services Group, Inc.	909,016	0.3

9,300		Principal Financial Group, Inc.	228,408	0.1

6,957		ProLogis, Inc.	222,485	0.1
5,800		Prudential Financial, Inc.	269,410	0.1
1,050		Public Storage, Inc.	140,144	0.1
165,400		Regions Financial Corp.	1,040,366	0.4
6,892		Simon Property Group, Inc.	1,016,708	0.4

96,900		SLM Corp.	1,353,693	0.5
8,600		T. Rowe Price Group, Inc.	495,274	0.2
20,050		Torchmark Corp.	935,533	0.3
16,399		Travelers Cos., Inc.	1,024,774	0.4
44,472		UnumProvident Corp.	887,216	0.3
7,348		Vornado Realty Trust	601,948	0.2
79,804		Wells Fargo & Co.	2,557,718	0.9
2,800		Weyerhaeuser Co.	55,748	0.0
4,800		Zions Bancorp.	91,344	0.0
			35,821,598	13.0

		Health Care: 11.9%
18,558		Abbott Laboratories	1,146,699	0.4
13,965		Aetna, Inc.	571,029	0.2
14,900		Agilent Technologies, Inc.	605,834	0.2
7,100		Allergan, Inc.	640,775	0.2
26,426		AmerisourceBergen Corp.	977,498	0.4
16,872		Amgen, Inc.	1,172,941	0.4
8,040		Baxter International, Inc.	406,985	0.2
8,300		Becton Dickinson & Co.	606,979	0.2
7,600	@	Biogen Idec, Inc.	993,700	0.4
102,800	@	Boston Scientific Corp.	590,072	0.2
26,900		Bristol-Myers Squibb Co.	896,846	0.3
22,500	@	CareFusion Corp.	545,400	0.2
18,100	@	Celgene Corp.	1,235,325	0.5
2,100	@	Cerner Corp.	163,716	0.1
4,200		Cigna Corp.	184,422	0.1
2,200		Coventry Health Care, Inc.	66,880	0.0

4,100		Covidien PLC	212,298	0.1
2,200		CR Bard, Inc.	213,818	0.1
6,600	@	DaVita, Inc.	536,250	0.2
63,500		Eli Lilly & Co.	2,600,325	0.9
12,396	@	Express Scripts Holding Co.	646,947	0.2

16,100	@	Forest Laboratories, Inc.	563,500	0.2
41,100	@	Gilead Sciences, Inc.	2,052,945	0.7
9,850		Humana, Inc.	752,441	0.3

See Accompanying Notes to Financial Statements

2

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

200	@	Intuitive Surgical, Inc.	104,620	0.0
43,599		Johnson & Johnson	2,721,886	1.0
1,500	@	Laboratory Corp. of America Holdings	124,920	0.0

3,600	@	Life Technologies Corp.	147,276	0.1
14,168		McKesson Corp.	1,236,583	0.5
7,200		Medtronic, Inc.	265,248	0.1
62,258		Merck & Co., Inc.	2,339,656	0.9
28,200	@	Mylan Laboratories	611,094	0.2
17,200		PerkinElmer, Inc.	457,520	0.2
1,100		Perrigo Co.	114,279	0.0
126,038		Pfizer, Inc.	2,756,451	1.0
400		St. Jude Medical, Inc.	15,368	0.0
1,400		Stryker Corp.	72,030	0.0
36,705		UnitedHealth Group, Inc.	2,047,038	0.7
10,000	@	Varian Medical Systems, Inc.	586,600	0.2

200	@	Waters Corp.	15,956	0.0
9,500	@	Watson Pharmaceuticals, Inc.	677,255	0.3

1,300		WellPoint, Inc.	87,607	0.0
1,100		Zimmer Holdings, Inc.	66,715	0.0
			32,831,727	11.9

		Industrials: 10.1%
6,900		3M Co.	582,429	0.2
2,828		Avery Dennison Corp.	82,323	0.0
22,200		Boeing Co.	1,545,342	0.6
8,100		Caterpillar, Inc.	709,722	0.3
11,400		Cintas Corp.	420,660	0.2
61,980		CSX Corp.	1,294,762	0.5
9,900		Cummins, Inc.	959,805	0.3
381		Danaher Corp.	19,800	0.0
4,500		Deere & Co.	332,415	0.1
5,080		Dover Corp.	287,325	0.1
3,600		Dun & Bradstreet Corp./The	243,252	0.1

4,200		Eaton Corp.	179,172	0.1
7,906		Emerson Electric Co.	369,764	0.1
2,900		Expeditors International Washington, Inc.	110,925	0.0

8,500		FedEx Corp.	757,690	0.3
14,500		Fluor Corp.	679,760	0.2
12,900		General Dynamics Corp.	825,729	0.3
180,774		General Electric Co.	3,450,976	1.3
3,100		Goodrich Corp.	389,887	0.1
11,000		Honeywell International, Inc.	612,260	0.2

14,462		Illinois Tool Works, Inc.	812,041	0.3
17,700		Ingersoll-Rand PLC	731,187	0.3
14,300		Iron Mountain, Inc.	405,405	0.1
1,900		Joy Global, Inc.	106,134	0.0
17,200		L-3 Communications Holdings, Inc.	1,172,868	0.4

1,171		Lockheed Martin Corp.	96,959	0.0
7,569		Norfolk Southern Corp.	495,921	0.2
9,500		Northrop Grumman Corp.	558,125	0.2
5,700		Paccar, Inc.	214,149	0.1
2,800		Parker Hannifin Corp.	228,872	0.1
23,400	L	Pitney Bowes, Inc.	319,176	0.1
4,200		Precision Castparts Corp.	698,082	0.3
31,450		Raytheon Co.	1,582,564	0.6
5,200		Republic Services, Inc.	137,072	0.1
9,300		Rockwell Automation, Inc.	674,343	0.2
2,969		Rockwell Collins, Inc.	149,548	0.1
6,800		Roper Industries, Inc.	688,296	0.2
16,100	L	RR Donnelley & Sons Co.	173,236	0.1

800		Ryder System, Inc.	34,568	0.0
15,800		Snap-On, Inc.	956,058	0.3
26,600		Southwest Airlines Co.	240,198	0.1
6,138	@	Stericycle, Inc.	535,602	0.2
8,900		Tyco International Ltd.	473,124	0.2
5,900		Union Pacific Corp.	657,260	0.2
5,400		United Parcel Service, Inc. - Class B	404,676	0.1

15,243		United Technologies Corp.	1,129,659	0.4
1,100		WW Grainger, Inc.	213,015	0.1
7,500		Xylem, Inc.	189,975	0.1
			27,932,111	10.1

		Information Technology: 19.2%
7,100		Accenture PLC	405,410	0.1
5,500	@	Adobe Systems, Inc.	170,775	0.1
41,700	@	Advanced Micro Devices, Inc.	253,536	0.1

30,000		Altera Corp.	1,002,300	0.4
15,700		Analog Devices, Inc.	571,009	0.2
22,066	@	Apple, Inc.	12,748,190	4.6
23,012		Applied Materials, Inc.	237,714	0.1
5,300	@	Autodesk, Inc.	169,706	0.1
4,900		Automatic Data Processing, Inc.	255,535	0.1

34,000	@	BMC Software, Inc.	1,438,880	0.5
28,900	@	Broadcom Corp.	934,915	0.3
22,758		CA, Inc.	565,991	0.2
39,580		Cisco Systems, Inc.	646,341	0.2
2,900	@	Citrix Systems, Inc.	211,932	0.1
5,600	@	Cognizant Technology Solutions Corp.	326,200	0.1

3,200		Computer Sciences Corp.	85,248	0.0
11,800		Corning, Inc.	153,282	0.1
71,100	@	Dell, Inc.	876,663	0.3
9,275	@	eBay, Inc.	363,487	0.1
4,300	@	Electronic Arts, Inc.	58,566	0.0
3,620	@	EMC Corp.	86,337	0.0
706	@	Fiserv, Inc.	47,606	0.0
5,500		Flir Systems, Inc.	117,315	0.0
5,510	@	Google, Inc. - Class A	3,200,539	1.2
12,500		Harris Corp.	497,250	0.2
6,484		Hewlett-Packard Co.	147,057	0.1
21,069		International Business Machines Corp.	4,064,210	1.5

51,056		Intel Corp.	1,319,287	0.5
1,800		Intuit, Inc.	101,214	0.0
7,200		Lexmark International, Inc.	180,072	0.1

23,000		Linear Technology Corp.	667,460	0.2
63,300	@	LSI Logic Corp.	420,945	0.2
2,633		Mastercard, Inc.	1,070,341	0.4
173,274		Microsoft Corp.	5,057,868	1.8
15,385		Motorola Solutions, Inc.	739,711	0.3
4,300	@	Novellus Systems, Inc.	179,869	0.1
37,900	@	Nvidia Corp.	471,097	0.2
88,363		Oracle Corp.	2,338,969	0.8
5,300		Paychex, Inc.	158,841	0.1
21,801		Qualcomm, Inc.	1,249,415	0.5
1,592	@	Red Hat, Inc.	81,797	0.0
67,900		SAIC, Inc.	754,369	0.3
2,100	@	Sandisk Corp.	68,670	0.0
77,000	@	Symantec Corp.	1,142,680	0.4
3,200	@	TE Connectivity Ltd.	100,544	0.0
4,118	@	Teradata Corp.	273,765	0.1
62,600	@	Teradyne, Inc.	904,570	0.3

See Accompanying Notes to Financial Statements

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

2,700		Texas Instruments, Inc.	76,896	0.0
39,500		Total System Services, Inc.	919,165	0.3
11,400	@	VeriSign, Inc.	435,822	0.2
8,900		Visa, Inc.	1,025,280	0.4
50,500	@	Western Digital Corp.	1,585,195	0.6
50,900		Western Union Co.	834,760	0.3
15,300		Xerox Corp.	110,466	0.0
2,900		Xilinx, Inc.	92,713	0.0
70,800	@	Yahoo!, Inc.	1,078,992	0.4
			53,076,767	19.2

		Materials: 3.1%
6,700		Airgas, Inc.	581,627	0.2
12,700		Alcoa, Inc.	108,585	0.0
2,300		Allegheny Technologies, Inc.	73,876	0.0
5,913		CF Industries Holdings, Inc.	1,010,886	0.4
2,900		Cliffs Natural Resources, Inc.	138,562	0.1
19,053		Dow Chemical Co.	591,786	0.2
16,200		Eastman Chemical Co.	754,272	0.3
2,200		EI Du Pont de Nemours & Co.	106,172	0.0
21,900		Freeport-McMoRan Copper & Gold, Inc.	701,676	0.3
10,120		International Flavors & Fragrances, Inc.	570,566	0.2
9,800		International Paper Co.	286,160	0.1
13,345		Monsanto Co.	1,030,234	0.4
19,275		Newmont Mining Corp.	909,009	0.3
3,500		Nucor Corp.	125,160	0.0
36,600	@	Owens-Illinois, Inc.	715,164	0.3
6,100		PPG Industries, Inc.	630,984	0.2
4,100		Vulcan Materials Co.	142,065	0.1
			8,476,784	3.1

		Telecommunication Services: 0.1%
2,200	@	Crown Castle International Corp.	120,120	0.1

		Telecommunications: 2.9%
85,683		AT&T, Inc.	2,927,788	1.1
16,803		CenturyTel, Inc.	659,014	0.2
178,442	L	Frontier Communications Corp.	667,373	0.3
17,700	@	MetroPCS Communications, Inc.	113,280	0.0
16,200	@	Sprint Nextel Corp.	41,634	0.0
72,894		Verizon Communications, Inc.	3,035,306	1.1
52,536		Windstream Corp.	491,737	0.2
			7,936,132	2.9

		Utilities: 4.7%
13,300	@	AES Corp.	160,797	0.1
16,006		AGL Resources, Inc.	599,905	0.2
17,000		Ameren Corp.	549,270	0.2
8,000		American Electric Power Co., Inc.	308,080	0.1
34,400		CenterPoint Energy, Inc.	695,912	0.3
41,700		CMS Energy Corp.	971,610	0.3
9,900		Consolidated Edison, Inc.	597,564	0.2
24,300		Dominion Resources, Inc.	1,265,058	0.5
15,491		DTE Energy Co.	880,353	0.3
8,800		Entergy Corp.	567,864	0.2

13,478	Exelon Corp.	498,416	0.2
19,700	FirstEnergy Corp.	921,763	0.3
2,200	Integrys Energy Group, Inc.	119,020	0.0
4,500	NiSource, Inc.	112,905	0.0
4,700	Northeast Utilities	169,247	0.1
14,103	@ NRG Energy, Inc.	216,058	0.1
31,200	Pepco Holdings, Inc.	594,672	0.2
7,100	Pacific Gas & Electric Co.	310,270	0.1
2,700	Pinnacle West Capital Corp.	133,326	0.0
27,800	PPL Corp.	760,886	0.3
3,800	Progress Energy, Inc.	208,316	0.1
22,700	Public Service Enterprise Group, Inc.	708,013	0.3
1,235	SCANA Corp.	57,983	0.0
4,879	Sempra Energy	317,184	0.1
9,600	Southern Co.	440,736	0.2
12,000	TECO Energy, Inc.	208,800	0.1
1,396	Wisconsin Energy Corp.	52,825	0.0
19,300	Xcel Energy, Inc.	540,786	0.2
		12,967,619	4.7

	Total Common Stock (Cost $224,469,761)	271,820,260	98.6

WARRANTS: 0.0%
		Energy: 0.0%
11,910	@ Kinder Morgan, Inc.	27,154	0.0

	Total Warrants (Cost $13,489)	27,154	0.0

	Total Long-Term Investments (Cost $224,483,250)	271,847,414	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 1.4%
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%- 5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	1,000,000	0.3
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.906%- 8.500%, Market Value plus accrued interest $1,020,001, due 02/01/18-03/01/42)	1,000,000	0.4

See Accompanying Notes to Financial Statements

4

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

808,612	Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $808,617, collateralized by various U.S. Government Agency Obligations, 1.558%- 6.146%, Market Value plus accrued interest $824,784, due 07/01/17-08/01/45)	808,612	0.3
1,000,000	UBS Warburg LLC, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.500%- 5.500%, Market Value plus accrued interest $1,020,000, due 08/01/25-03/01/42)	1,000,000	0.4
		3,808,612	1.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.2%
3,468,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,468,000)	3,468,000	1 .2

	Total Short-Term Investments (Cost $7,276,612)	7,276,612	2 .6

	Total Investments in Securities (Cost $231,759,862)	$279,124,026	101.2
	Liabilities in Excess of
	Other Assets	(3,248,907)	(1.2)

	Net Assets	$275,875,119	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $238,421,775.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$54,237,807
Gross Unrealized Depreciation	(13,535,556)

Net Unrealized Appreciation	$40,702,251

See Accompanying Notes to Financial Statements

5

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012

Asset Table
Investments, at value
Common Stock*	$271,820,260	$–	$–	$271,820,260
Warrants	27,154	–	–	27,154
Short-Term Investments	3,468,000	3,808,612	–	7,276,612

Total Investments, at value	$275,315,414	$3,808,612	$–	$279,124,026

Liabilities Table
Other Financial Instruments+
Futures	$(92,592)	$–	$–	$(92,592)

Total Liabilities	$(92,592)	$–	$–	$(92,592)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	51	06/15/12	$3,338,460	$(92,592)

			$3,338,460	$(92,592)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities		Fair Value

Liability Derivatives

Equity contracts	Net Assets- Unrealized depreciation	*	$92,592

Total Liability Derivatives			$92,592

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

6

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$459,150

Total	$459,150

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$(166,399)

Total	$(166,399)

See Accompanying Notes to Financial Statements

7

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 13.4%
8,300		Aaron’s, Inc.	220,365	0.2
10,451		Advance Auto Parts, Inc.	762,296	0.7
19,500	@	Aeropostale, Inc.	360,750	0.3
9,300	@	AMC Networks, Inc.	358,887	0.3
8,620		American Eagle Outfitters	166,452	0.1
4,300	L	American Greetings Corp.	60,329	0.1
1,900	@	ANN, Inc.	51,091	0.0
26,290	@	Ascena Retail Group, Inc.	497,670	0.4
1,653	@	Bally Technologies, Inc.	76,947	0.1
3,200		Bob Evans Farms, Inc.	129,728	0.1
15,616		Brinker International, Inc.	504,553	0.4
1,700	@	Carter’s, Inc.	91,681	0.1
4,000	@	Cheesecake Factory	129,760	0.1
5,574		Chico’s FAS, Inc.	81,436	0.1
6,200	@	Collective Brands, Inc.	131,874	0.1
1,200	@,L	Deckers Outdoor Corp.	66,804	0.1
5,600		Dick’s Sporting Goods, Inc.	260,400	0.2
1,600	@,L	DreamWorks Animation SKG, Inc.	28,464	0.0
24,400		Foot Locker, Inc.	774,456	0.7
6,984		Gentex Corp.	155,743	0.1
1,939		Guess ?, Inc.	51,655	0.0
2,800	@	Hanesbrands, Inc.	78,008	0.1
8,800		HSN, Inc.	342,320	0.3
3,000		International Speedway Corp.	72,120	0.1
238	@,L	ITT Educational Services, Inc.	13,542	0.0
5,004		John Wiley & Sons, Inc.	227,682	0.2
1,735	@,L	Lamar Advertising Co.	42,698	0.0
9,400	@	Life Time Fitness, Inc.	402,884	0.4
20,300	@	LKQ Corp.	739,732	0.7
3,100		Matthews International Corp.	93,372	0.1
1,300	L	Meredith Corp.	38,467	0.0
8,574	@	Mohawk Industries, Inc.	583,889	0.5
32,700	@	New York Times Co.	217,455	0.2
290	@	NVR, Inc.	233,392	0.2
87,800	@	Office Depot, Inc.	188,770	0.2
2,100	@	Panera Bread Co.	308,595	0.3
15,273		Petsmart, Inc.	984,192	0.9
4,200		Polaris Industries, Inc.	319,074	0.3
9,547		PVH Corp.	773,307	0.7
15,500		Regis Corp.	283,805	0.3
1,100		Rent-A-Center, Inc.	37,037	0.0
4,775	@,L	Saks, Inc.	47,082	0.0
2,700		Scholastic Corp.	72,765	0.1
6,100	@	Scientific Games Corp.	52,094	0.0
23,282		Service Corp.
		International	266,579	0.2
3,800		Signet Jewelers Ltd.	165,908	0.1
4,073		Sotheby’s	124,227	0.1
500	L	Strayer Education, Inc.	44,925	0.0
8,500		Thor Industries, Inc.	261,375	0.2

7,200	@	Toll Brothers, Inc.	196,416	0.2
9,400		Tractor Supply Co.	858,690	0.8
9,481		Tupperware Corp.	512,448	0.5
6,300	@	Under Armour, Inc.	634,599	0.6
14,000	@	Valassis Communications, Inc.	278,740	0.2
8,074	@	Warnaco Group, Inc.	359,374	0.3
70,195		Wendy’s Company	322,195	0.3
3,918		Williams-Sonoma, Inc.	136,777	0.1
984	@	WMS Industries, Inc.	20,202	0.0
			15,296,078	13.4

		Consumer Staples: 3.8%
10,402		Church & Dwight Co., Inc.	553,803	0.5
3,700		Corn Products International, Inc.	189,033	0.2
8,833	@	Energizer Holdings, Inc.	644,014	0.6
15,650		Flowers Foods, Inc.	344,613	0.3
8,006	@,L	Green Mountain Coffee Roasters, Inc.	188,942	0.2
5,200		Harris Teeter Supermarkets, Inc.	195,156	0.2
2,100		Lancaster Colony Corp.	141,372	0.1
14,452	@	Monster Beverage Corp.	1,049,215	0.9
3,446	@	Ralcorp Holdings, Inc.	218,993	0.2
24,918	@	Smithfield Foods, Inc.	490,137	0.4
2,678		Tootsie Roll Industries, Inc.	59,853	0.0
5,900		Universal Corp.	266,503	0.2
			4,341,634	3.8

		Energy: 5.3%
4,424		Arch Coal, Inc.	28,048	0.0
11,718	@	Atwood Oceanics, Inc.	447,745	0.4
1,836	@	Bill Barrett Corp.	35,453	0.0
700	L	CARBO Ceramics, Inc.	56,952	0.1
5,228		Cimarex Energy Co.	278,496	0.2
4,100	@	Dresser-Rand Group, Inc.	179,908	0.2
2,200	@	Dril-Quip, Inc.	133,298	0.1
35,277	@	Forest Oil Corp.	294,563	0.3
6,900	@	Helix Energy Solutions Group, Inc.	118,197	0.1
29,924		HollyFrontier Corp.	882,159	0.8
11,000	@,L	Northern Oil And Gas, Inc.	197,230	0.2
7,286		Oceaneering International, Inc.	336,759	0.3
2,300	@	Oil States International, Inc.	153,111	0.1
14,400		Patterson-UTI Energy, Inc.	217,728	0.2
19,226	@	Plains Exploration & Production Co.	688,099	0.6
3,500		SM Energy Co.	189,315	0.2
23,149	@	Superior Energy Services	500,944	0.4
9,768		Tidewater, Inc.	440,341	0.4
9,645	@	Unit Corp.	383,775	0.3
11,200		World Fuel Services Corp.	420,000	0.4
			5,982,121	5.3

See Accompanying Notes to Financial Statements

8

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

		Financials: 21.1%
3,493	@	Affiliated Managers Group, Inc.	360,024	0.3
9,614		Alexandria Real Estate Equities, Inc.	658,174	0.6
13,100		American Campus Communities, Inc.	575,090	0.5
12,900		American Financial Group, Inc.	501,681	0.4
51,300		Apollo Investment Corp.	381,672	0.3
16,300		Arthur J. Gallagher & Co.	566,262	0.5
3,300		Aspen Insurance Holdings Ltd.	93,258	0.1
6,300		Associated Banc-Corp.	79,758	0.1
21,400		Bancorpsouth, Inc.	288,686	0.3
9,100		Bank of Hawaii Corp.	421,694	0.4
4,024		BRE Properties, Inc.	198,102	0.2
3,700		Brown & Brown, Inc.	94,720	0.1
4,233		Camden Property Trust	275,611	0.2
8,280		Cathay General Bancorp.	137,282	0.1
1,200		City National Corp.	59,616	0.1
12,952		Commerce Bancshares, Inc.	501,760	0.4
2,800		Corporate Office Properties Trust SBI MD	61,628	0.1
2,834		Cullen/Frost Bankers, Inc.	161,226	0.1
31,508		Duke Realty Corp.	436,071	0.4
10,500		East-West Bancorp., Inc.	235,095	0.2
20,423		Eaton Vance Corp.	497,096	0.4
6,300		Equity One, Inc.	125,118	0.1
2,095		Essex Property Trust, Inc.	315,214	0.3
3,370		Everest Re Group Ltd.	344,144	0.3
4,400		Federal Realty Investment Trust	432,432	0.4
33,800		Fidelity National Financial, Inc.	636,792	0.6
11,200		First American Financial Corp.	176,512	0.2
57,167		First Niagara Financial Group, Inc.	461,338	0.4
24,200		FirstMerit Corp.	384,780	0.3
6,964		Fulton Financial Corp.	70,545	0.1
5,600		Greenhill & Co., Inc.	195,272	0.2
9,000		Hancock Holding Co.	274,410	0.2
1,580		Hanover Insurance Group, Inc.	61,636	0.1
17,507		HCC Insurance Holdings, Inc.	547,269	0.5
14,103		Highwoods Properties, Inc.	454,963	0.4
2,900		Home Properties, Inc.	173,826	0.2
21,800		Hospitality Properties Trust	512,518	0.4
5,600		International Bancshares Corp.	103,432	0.1
42,000		Janus Capital Group, Inc.	306,600	0.3
20,386		Jefferies Group, Inc.	272,357	0.2
6,920		Jones Lang LaSalle, Inc.	501,700	0.4
5,357		Kemper Corp.	156,907	0.1
17,624		Liberty Property Trust	611,024	0.5

16,718		Macerich Co.	953,762	0.8
17,435		Mack-Cali Realty Corp.	474,929	0.4
3,800		Mercury General Corp.	165,680	0.1
19,971	@	MSCI, Inc. - Class A	675,219	0.6
17,500		National Retail Properties, Inc.	463,575	0.4
30,813	L	New York Community Bancorp., Inc.	380,541	0.3
51,963		Old Republic International Corp.	512,875	0.4
21,700		Omega Healthcare Investors, Inc.	458,087	0.4
10,000		Potlatch Corp.	286,600	0.3
1,000		Prosperity Bancshares, Inc.	42,720	0.0
2,182		Protective Life Corp.	57,518	0.1
17,987		Raymond James Financial, Inc.	614,796	0.5
16,486		Rayonier, Inc.	708,403	0.6
18,900		Realty Income Corp.	724,437	0.6
5,030		Regency Centers Corp.	220,364	0.2
2,442		Reinsurance Group of America, Inc.	122,515	0.1
5,233		SEI Investments Co.	93,723	0.1
9,660		Senior Housing Properties Trust	199,479	0.2
1,000	@	Signature Bank	61,410	0.1
6,000		SL Green Realty Corp.	450,060	0.4
10,673		Stancorp Financial Group, Inc.	371,527	0.3
1,000	@	SVB Financial Group	59,660	0.1
43,800		Synovus Financial Corp.	83,658	0.1
2,800		Taubman Centers, Inc.	204,400	0.2
7,100		TCF Financial Corp.	83,709	0.1
6,800		Trustmark Corp.	166,056	0.1
15,100		UDR, Inc.	391,090	0.3
30,807		Valley National Bancorp.	344,730	0.3
2,900		Waddell & Reed Financial, Inc.	83,259	0.1
4,100		Washington Federal, Inc.	67,281	0.1
7,300		Webster Financial Corp.	147,971	0.1
4,056		Weingarten Realty Investors	103,752	0.1
3,000		Westamerica Bancorp.	134,130	0.1
11,800		WR Berkley Corp.	452,176	0.4
			24,063,387	21.1

		Health Care: 10.4%
5,700	@	Allscripts Healthcare Solutions, Inc.	61,674	0.1
6,500	@	AMERIGROUP Corp.	405,600	0.4
2,060	@	Bio-Rad Laboratories, Inc.	205,196	0.2
5,100	@	Catalyst Health Solutions, Inc.	443,037	0.4
3,100	@	Charles River Laboratories International, Inc.	103,478	0.1
18,772	@	Community Health Systems, Inc.	413,172	0.4
7,500		Cooper Cos., Inc.	638,850	0.6
2,104	@	Covance, Inc.	97,625	0.1
18,346	@	Endo Pharmaceuticals Holdings, Inc.	596,612	0.5

See Accompanying Notes to Financial Statements

9

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

4,600	@	Gen-Probe, Inc.	372,186	0.3
58,032	@	Health Management Associates, Inc.	371,985	0.3
4,277	@	Health Net, Inc.	109,577	0.1
6,383	@	Henry Schein, Inc.	474,321	0.4
2,021		Hill-Rom Holdings, Inc.	59,438	0.1
2,500	@	HMS Holdings Corp.	66,975	0.1
15,408	@	Hologic, Inc.	258,238	0.2
8,494	@	Idexx Laboratories, Inc.	720,631	0.6
1,500	@	LifePoint Hospitals, Inc.	55,230	0.0
12,690		Lincare Holdings, Inc.	290,982	0.3
700	@	Masimo Corp.	13,167	0.0
8,921		Medicis Pharmaceutical Corp.	322,048	0.3
8,000	@	Mednax, Inc.	488,080	0.4
2,736	@	Mettler Toledo International, Inc.	427,144	0.4
6,011		Omnicare, Inc.	189,467	0.2
1,400		Owens & Minor, Inc.	39,858	0.0
9,300	@	Regeneron Pharmaceuticals, Inc.	1,261,545	1.1
21,526	@	Resmed, Inc.	666,875	0.6
1,610		Steris Corp.	48,075	0.0
3,876		Techne Corp.	263,025	0.2
2,533		Teleflex, Inc.	150,460	0.1
1,653	@	Thoratec Corp.	50,152	0.0
9,942	@	United Therapeutics Corp.	439,834	0.4
14,893		Universal Health Services, Inc.	577,104	0.5
2,600	@	VCA Antech, Inc.	56,004	0.1
17,600	@	Vertex Pharmaceuticals, Inc.	1,056,704	0.9
980	@	WellCare Health Plans, Inc.	55,341	0.0
			11,849,690	10.4

		Industrials: 16.7%
1,200		Acuity Brands, Inc.	65,400	0.1
23,200	@	Aecom Technology Corp.	377,928	0.3
4,100	@	AGCO Corp.	164,861	0.1
1,486	@	Alaska Air Group, Inc.	50,970	0.0
4,400		Alexander & Baldwin, Inc.	224,488	0.2
1,063		Alliant Techsystems, Inc.	52,034	0.0
12,300		Ametek, Inc.	623,733	0.5
6,207	@	BE Aerospace, Inc.	268,887	0.2
13,800		Brink’s Co.	314,226	0.3
2,450		Carlisle Cos., Inc.	127,351	0.1
5,300		Clarcor, Inc.	258,640	0.2
1,600	@	Clean Harbors, Inc.	99,312	0.1
12,277		Con-way, Inc.	433,992	0.4
5,290	@	Copart, Inc.	143,412	0.1
3,700		Corporate Executive Board Co.	134,458	0.1
19,692	@	Corrections Corp. of America	513,371	0.5
10,372		Crane Co.	392,995	0.3
5,400		Deluxe Corp.	124,848	0.1
8,132		Donaldson Co., Inc.	290,882	0.3
7,000	@	Esterline Technologies Corp.	452,130	0.4
19,400		Exelis, Inc.	194,000	0.2
7,100	@	Fortune Brands Home & Security, Inc.	160,602	0.1

11,576	@	FTI Consulting, Inc.	365,454	0.3
2,300		Gardner Denver, Inc.	124,384	0.1
9,500		GATX Corp.	363,755	0.3
12,400	@	General Cable Corp.	352,904	0.3
10,800		Graco, Inc.	520,236	0.5
21,533		Harsco Corp.	432,813	0.4
6,200		Herman Miller, Inc.	114,576	0.1
4,780		HNI, Corp.	110,466	0.1
5,553		Hubbell, Inc.	438,243	0.4
11,000	@	Huntington Ingalls Industries, Inc.	404,580	0.4
13,300		IDEX Corp.	528,409	0.5
20,500		ITT Corp.	420,865	0.4
5,102		JB Hunt Transport Services, Inc.	291,477	0.3
67,900	@,L	JetBlue Airways Corp.	355,117	0.3
8,382		Kansas City Southern	553,044	0.5
8,954		KBR, Inc.	228,058	0.2
14,100		Kennametal, Inc.	490,116	0.4
2,900	@	Kirby Corp.	153,062	0.1
5,000	@	Korn/Ferry International	68,000	0.1
1,777		Landstar System, Inc.	93,648	0.1
8,600		Lennox International, Inc.	368,854	0.3
8,900		Lincoln Electric Holdings, Inc.	423,462	0.4
1,996		Manpower, Inc.	71,756	0.1
3,300		Mine Safety Appliances Co.	135,564	0.1
7,300		MSC Industrial Direct Co.	523,483	0.5
10,400		Nordson Corp.	557,544	0.5
3,800	@	Oshkosh Truck Corp.	77,786	0.1
9,247		Pentair, Inc.	376,908	0.3
1,468		Regal-Beloit Corp.	88,506	0.1
6,800		Rollins, Inc.	144,432	0.1
14,993	@	Shaw Group, Inc.	380,822	0.3
2,165		SPX Corp.	155,512	0.1
2,603	@	Terex Corp.	43,288	0.0
12,666		Timken Co.	604,168	0.5
9,200		Towers Watson & Co.	554,392	0.5
13,600		Trinity Industries, Inc.	335,920	0.3
7,800		Triumph Group, Inc.	466,752	0.4
3,100	@	United Rentals, Inc.	107,105	0.1
2,571		URS Corp.	92,993	0.1
10,900		UTI Worldwide, Inc.	170,476	0.2
800		Valmont Industries, Inc.	91,600	0.1
2,299		Wabtec Corp.	166,930	0.1
19,600		Waste Connections, Inc.	606,620	0.5
4,700		Watsco, Inc.	345,967	0.3
7,100		Werner Enterprises, Inc.	172,814	0.2
1,722		Woodward Governor Co.	64,937	0.1
			19,006,318	16.7

		Information Technology: 15.8%
3,500	@	ACI Worldwide, Inc.	133,665	0.1
8,600	@	Acxiom Corp.	121,002	0.1
3,662		Adtran, Inc.	107,040	0.1
3,500	@	Advent Software, Inc.	91,315	0.1
3,569	@	Alliance Data Systems Corp.	449,694	0.4
6,247	@	Ansys, Inc.	386,533	0.3
2,200	@	AOL, Inc.	60,346	0.1
4,960	@	Arrow Electronics, Inc.	168,194	0.1

See Accompanying Notes to Financial Statements

10

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

51,723	@	Atmel Corp.	362,061	0.3
7,071	@	Avnet, Inc.	215,595	0.2
19,975		Broadridge Financial Solutions ADR	404,094	0.4
51,368	@	Cadence Design Systems, Inc.	523,954	0.5
28,420	@	Ciena Corp.	385,091	0.3
12,900	@	Compuware Corp.	116,100	0.1
1,600	@	Concur Technologies, Inc.	98,960	0.1
12,732	@	Convergys Corp.	177,611	0.2
2,500	@	CoreLogic, Inc.	42,475	0.0
4,683	@,L	Cree, Inc.	117,403	0.1
29,900		Cypress Semiconductor Corp.	394,381	0.3
3,535		Diebold, Inc.	130,830	0.1
1,243		DST Systems, Inc.	63,517	0.1
3,381	@	Equinix, Inc.	551,475	0.5
5,500		Factset Research Systems, Inc.	579,865	0.5
3,500		Fair Isaac Corp.	142,310	0.1
19,100	@	Fairchild Semiconductor International, Inc.	252,311	0.2
13,900	@	Gartner, Inc.	565,452	0.5
13,430		Global Payments, Inc.	570,506	0.5
6,432	@	Informatica Corp.	266,478	0.2
27,162	@	Ingram Micro, Inc.	484,299	0.4
3,100	@	International Rectifier Corp.	58,404	0.1
3,800		Intersil Corp.	40,090	0.0
1,900	@	Itron, Inc.	68,077	0.1
3,100		Jack Henry & Associates, Inc.	102,331	0.1
18,500	@,L	Lam Research Corp.	690,050	0.6
3,050		Lender Processing Services, Inc.	70,394	0.1
2,500		Mantech International Corp.	54,500	0.1
24,800	@	Mentor Graphics Corp.	349,680	0.3
3,830	@	Micros Systems, Inc.	202,071	0.2
9,800		National Instruments Corp.	255,192	0.2
7,000	@	NCR Corp.	149,940	0.1
14,175	@	NeuStar, Inc.	456,152	0.4
20,700	@	Parametric Technology Corp.	418,140	0.4
9,944		Plantronics, Inc.	299,215	0.3
32,278	@	Polycom, Inc.	369,260	0.3
25,600	@	QLogic Corp.	348,416	0.3
5,943	@	Quest Software, Inc.	148,575	0.1
15,500	@	Rackspace Hosting, Inc.	766,785	0.7
8,824	@	RF Micro Devices, Inc.	33,267	0.0
8,600	@	Riverbed Technolgoy, Inc.	141,040	0.1
5,324	@	Rovi Corp.	130,065	0.1
10,200	@	Semtech Corp.	245,718	0.2
11,400	@	Silicon Laboratories, Inc.	393,642	0.3
11,400	@	Skyworks Solutions, Inc.	306,204	0.3
13,200		Solera Holdings, Inc.	586,080	0.5
23,400	@	Synopsys, Inc.	691,470	0.6
1,379	@	Tech Data Corp.	65,654	0.1
51,000		Tellabs, Inc.	186,660	0.2
24,800	@	TIBCO Software, Inc.	663,400	0.6

12,539	@	Trimble Navigation Ltd.	591,402	0.5
3,200	@	Valueclick, Inc.	56,128	0.1
11,700	@	VeriFone Holdings, Inc.	422,487	0.4
3,357	@	Vishay Intertechnology, Inc.	35,651	0.0
6,800	@	Wright Express Corp.	381,208	0.3
5,700	@	Zebra Technologies Corp.	190,779	0.2
			17,930,684	15.8

		Materials: 6.3%
12,800		Albemarle Corp.	776,960	0.7
7,100		Aptargroup, Inc.	359,757	0.3
4,752		Ashland, Inc.	303,796	0.3
4,300		Cabot Corp.	162,540	0.1
2,500		Carpenter Technology Corp.	112,650	0.1
4,000		Commercial Metals Co.	46,720	0.0
6,700		Compass Minerals International, Inc.	476,772	0.4
5,785		Cytec Industries, Inc.	349,761	0.3
5,400		Domtar Corp.	427,194	0.4
5,200		Greif, Inc. - Class A	227,448	0.2
2,100	@	Intrepid Potash, Inc.	41,223	0.0
33,700	@	Louisiana-Pacific Corp.	317,454	0.3
2,556	L	Martin Marietta Materials, Inc.	172,453	0.2
1,900		Minerals Technologies, Inc.	120,213	0.1
2,000		NewMarket Corp.	417,620	0.4
21,000		Olin Corp.	402,570	0.4
2,965		Packaging Corp. of America	79,551	0.1
12,734		Reliance Steel & Aluminum Co.	601,172	0.5
2,400		Rock-Tenn Co.	123,816	0.1
6,206		RPM International, Inc.	163,590	0.1
1,100		Scotts Miracle-Gro Co.	47,487	0.0
5,300		Sensient Technologies Corp.	193,556	0.2
9,600		Silgan Holdings, Inc.	401,280	0.4
5,014		Sonoco Products Co.	154,281	0.1
4,889		Steel Dynamics, Inc.	51,530	0.0
13,318		Valspar Corp.	642,061	0.6
2,700		Worthington Industries	43,875	0.0
			7,217,330	6.3

		Telecommunication Services: 0.2%
13,166		Telephone & Data Systems, Inc.	261,345	0.2

		Telecommunications: 0.3%
13,240	@	TW Telecom, Inc.	307,036	0.3

		Utilities: 5.6%
6,800		Alliant Energy Corp.	297,092	0.3
24,400		Aqua America, Inc.	563,640	0.5
1,900		Atmos Energy Corp.	62,966	0.1
5,999		Black Hills Corp.	193,048	0.2
4,300		Cleco Corp.	175,612	0.1
11,900		Energen Corp.	525,385	0.5
26,500		Great Plains Energy, Inc.	527,880	0.5
18,930		Hawaiian Electric Industries	522,657	0.5
1,564		Idacorp, Inc.	61,450	0.0

See Accompanying Notes to Financial Statements

11

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

9,200	MDU Resources Group, Inc.	206,724	0.2
3,566	National Fuel Gas Co.	154,158	0.1
11,804	NV Energy, Inc.	204,209	0.2
13,438	OGE Energy Corp.	715,439	0.6
8,400	PNM Resources, Inc.	156,660	0.1
8,200	Questar Corp.	164,574	0.1
19,612	UGI Corp.	562,472	0.5
11,600	Vectren Corp.	340,112	0.3
20,600	Westar Energy, Inc.	589,572	0.5
8,496	WGL Holdings, Inc.	330,919	0.3
		6,354,569	5.6

	Total Common Stock (Cost $97,708,412)	112,610,192	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 2.1%
383,085	BNP Paribas Bank, Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $383,087, collateralized by various U.S. Government Agency Obligations, 1.125%- 5.935%, Market Value plus accrued interest $390,747, due 11/20/33-05/01/42)	383,085	0.3
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.210%, Market Value plus accrued interest $1,020,000, due 04/20/61-04/01/42)	1,000,000	0.9
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	1,000,000	0.9
		2,383,085	2.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
1,343,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,343,800)	1,343,800	1.2

	Total Short-Term Investments (Cost $3,726,885)	3,726,885	3.3

	Total Investments in Securities (Cost $101,435,297)	$116,337,077	102.2
	Liabilities in Excess of Other Assets	(2,458,363)	(2.2)

	Net Assets	$113,878,714	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $102,856,367.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,689,773
Gross Unrealized Depreciation	(5,209,063)

Net Unrealized Appreciation	$13,480,710

See Accompanying Notes to Financial Statements

12

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$112,610,192	$–	$–	$112,610,192
Short-Term Investments	1,343,800	2,383,085	–	3,726,885

Total Investments, at value	$113,953,992	$2,383,085	$–	$116,337,077

Liabilities Table
Other Financial Instruments+
Futures	$(44,219)	$–	$–	$(44,219)

Total Liabilities	$(44,219)	$–	$–	$(44,219)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	14	06/15/12	$1,294,720	$(44,219)

			$1,294,720	$(44,219)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives

Equity contracts	Net Assets- Unrealized depreciation*	$44,219

Total Liability Derivatives		$44,219

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

13

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31. 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$171,785

Total	$171,785

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$(179,569)

Total	$(179,569)

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012
ING INDEX PLUS SMALLCAP FUND

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 16.0%
4,700	@,L	American Public Education, Inc.	133,621	0.2
7,316		Arbitron, Inc.	244,647	0.4
1,500	@	Arctic Cat, Inc.	54,240	0.1
2,822		Big 5 Sporting Goods Corp.	18,371	0.0
37	@	Biglari Holdings, Inc.	14,485	0.0
850	@	BJ’s Restaurants, Inc.	37,221	0.1
300	@,L	Blue Nile, Inc.	9,687	0.0
700		Blyth, Inc.	52,304	0.1
1,700		Brown Shoe Co., Inc.	20,213	0.0
3,034		Brunswick Corp.	66,445	0.1
1,086	L	Buckle, Inc.	42,506	0.1
4,150	@	Buffalo Wild Wings, Inc.	353,206	0.6
1,738	@	Cabela’s, Inc.	61,421	0.1
950		Callaway Golf Co.	5,244	0.0
11,408	@	Capella Education Co.	350,340	0.6
1,900	@	Career Education Corp.	12,426	0.0
1,102		Cato Corp.	31,627	0.1
5,700		CEC Entertainment, Inc.	199,272	0.4
935	@	Childrens Place Retail Stores, Inc.	42,982	0.1
4,500		Christopher & Banks
		Corp.	5,400	0.0
1,369	@,L	Coinstar, Inc.	84,098	0.2
7,700	@	Coldwater Creek, Inc.	6,391	0.0
975		Cracker Barrel Old
		Country Store	59,738	0.1
29,596	@	CROCS, Inc.	500,468	0.9
8,200	@	Digital Generation, Inc.	77,982	0.1
560	@	DineEquity, Inc.	26,880	0.1
2,400	@	Drew Industries, Inc.	63,720	0.1
750		Ethan Allen Interiors, Inc.	16,882	0.0
4,100	@	EW Scripps Co.	36,859	0.1
2,377	@	Fifth & Pacific Co., Inc.	28,453	0.1
1,632		Finish Line	33,652	0.1
497		Fred’s, Inc.	6,834	0.0
6,939	@	Genesco, Inc.	461,443	0.8
1,020		Group 1 Automotive, Inc.	53,407	0.1
1,600		Harte-Hanks, Inc.	13,504	0.0
2,400		Haverty Furniture Cos., Inc.	29,136	0.1
7,683	@	Helen of Troy Ltd.	241,861	0.4
1,127	@	Hibbett Sporting Goods, Inc.	63,146	0.1
7,276		Hillenbrand, Inc.	136,571	0.2
300		HOT Topic, Inc.	2,973	0.0
7,655	@	Iconix Brand Group, Inc.	114,672	0.2
5,150		Interval Leisure Group, Inc.	85,748	0.2
3,400	@	iRobot Corp.	72,012	0.1
1,900	@	Jack in the Box, Inc.	49,115	0.1
3,086		Jakks Pacific, Inc.	57,060	0.1
10,681	@	JoS. A Bank Clothiers, Inc.	473,809	0.8
2,100	@	Kirkland’s, Inc.	22,764	0.0
3,500	@	K-Swiss, Inc.	10,465	0.0
1,176	@	La-Z-Boy, Inc.	16,593	0.0

2,800		Lithia Motors, Inc.	68,376	0.1
4,935	@	Live Nation, Inc.	46,142	0.1
14,200	@,L	Lumber Liquidators	413,078	0.7
2,400	@	M/I Homes, Inc.	36,048	0.1
7,500	@	Maidenform Brands, Inc.	144,750	0.3
2,600		Marcus Corp.	34,658	0.1
2,900	@	MarineMax, Inc.	27,956	0.1
600	@	Marriott Vacations Worldwide Corp.	16,980	0.0
15,965		Men’s Wearhouse, Inc.	574,580	1.0
860	@	Meritage Homes Corp.	25,809	0.1
1,400	@	Monarch Casino & Resort, Inc.	12,978	0.0
1,321		Monro Muffler, Inc.	44,637	0.1
2,200		Movado Group, Inc.	60,940	0.1
3,400	@	Multimedia Games, Inc.	42,874	0.1
25,864	L	Nutri/System, Inc.	265,106	0.5
2,338	@	OfficeMax, Inc.	11,386	0.0
550		Oxford Industries, Inc.	25,327	0.1
530	@	Papa John’s International, Inc.	24,656	0.0
2,700	@,L	Peet’s Coffee & Tea, Inc.	160,866	0.3
6,339		PEP Boys-Manny Moe & Jack	58,826	0.1
150	L	PetMed Express, Inc.	1,711	0.0
2,573		PF Chang’s China Bistro, Inc.	131,918	0.2
2,196	@	Pinnacle Entertainment, Inc.	21,477	0.0
1,582		Pool Corp.	58,487	0.1
6,547	@	Quiksilver, Inc.	18,004	0.0
4,400	@	Ruth’s Hospitality Group, Inc.	28,864	0.1
1,900		Ryland Group, Inc.	42,484	0.1
6,500	@	Select Comfort Corp.	177,840	0.3
2,110	@	Shuffle Master, Inc.	33,465	0.1
25,001	@	Skechers USA, Inc.	424,767	0.8
1,400		Sonic Automotive, Inc.	20,846	0.0
1,750	@	Sonic Corp.	14,927	0.0
4,200		Spartan Motors, Inc.	18,900	0.0
1,310		Stage Stores, Inc.	22,519	0.0
2,500		Standard Motor Products, Inc.	33,775	0.1
600	@	Standard-Pacific Corp.	3,096	0.0
3,500	@	Stein Mart, Inc.	25,340	0.1
3,790	@	Steven Madden Ltd.	153,647	0.3
2,400		Sturm Ruger & Co., Inc.	93,528	0.2
2,973		Superior Industries International	49,917	0.1
1,233		Texas Roadhouse, Inc.	22,416	0.0
17,026		True Religion Apparel, Inc.	499,373	0.9
5,500	@	Tuesday Morning Corp.	22,990	0.0
1,917	@	Universal Electronics, Inc.	25,113	0.0
2,700		Universal Technical Institute, Inc.	32,913	0.1
3,800	@	Vitamin Shoppe, Inc.	188,176	0.3
2,400	@	VOXX International Corp.	23,664	0.0
950	@,L	Winnebago Industries	8,512	0.0
3,130		Wolverine World Wide, Inc.	133,056	0.2
3,250	@	Zale Corp.	7,605	0.0

See Accompanying Notes to Financial Statements

15

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

950	@	Zumiez, Inc.	34,950	0.1
			9,072,147	16.0

		Consumer Staples: 4.6%
11,000	@	Alliance One International, Inc.	31,570	0.1
855		Andersons, Inc.	37,235	0.1
15,100		B&G Foods, Inc.	363,608	0.6
178	@,L	Boston Beer Co., Inc.	18,663	0.0
1,600	L	Calavo Growers, Inc.	43,824	0.1
587		Cal-Maine Foods, Inc.	20,862	0.0
1,644		Casey’s General Stores, Inc.	93,100	0.2
5,923	@	Central Garden & Pet Co.	54,610	0.1
34,280	@	Darling International, Inc.	480,263	0.8
9,677	L	Diamond Foods, Inc.	204,185	0.4
1,812	@	Hain Celestial Group, Inc.	100,548	0.2
2,000		Inter Parfums, Inc.	31,400	0.1
1,839		J&J Snack Foods Corp.	101,274	0.2
1,576		Nash Finch Co.	32,481	0.1
6,400	@	Prestige Brands Holdings, Inc.	87,872	0.1
335		Sanderson Farms, Inc.	18,405	0.0
1,200	@	Seneca Foods Corp.	26,148	0.0
1,956		Snyders-Lance, Inc.	50,445	0.1
2,900		Spartan Stores, Inc.	48,575	0.1
8,550	@	TreeHouse Foods, Inc.	487,435	0.9
2,788	@	United Natural Foods, Inc.	141,352	0.2
2,100		WD-40 Co.	98,238	0.2
			2,572,093	4.6

		Energy: 3.7%
3,500	@	Approach Resources, Inc.	98,105	0.2
950	@	Basic Energy Services, Inc.	10,773	0.0
5,161		Bristow Group, Inc.	206,698	0.4
7,900	@	Cloud Peak Energy, Inc.	122,292	0.2
4,300	@	Comstock Resources, Inc.	64,285	0.1
1,850	@	Contango Oil & Gas Co.	97,199	0.2
2,300	@	Exterran Holdings, Inc.	26,542	0.0
2,500	@	Georesources, Inc.	89,250	0.1
1,800		Gulf Island Fabrication, Inc.	45,000	0.1
14,700	@	Gulfport Energy Corp.	271,656	0.5
1,350	@	Hornbeck Offshore Services, Inc.	45,076	0.1
6,585	@	ION Geophysical Corp.	39,905	0.1
1,214		Lufkin Industries, Inc.	69,769	0.1
3,300	@	Matrix Service Co.	34,287	0.1
600	@	OYO Geospace Corp.	55,674	0.1
1,498		Penn Virginia Corp.	8,419	0.0
922	@	Petroleum Development Corp.	22,902	0.0
1,650	@,L	Petroquest Energy, Inc.	8,167	0.0
29,319	@	Pioneer Drilling Co.	218,133	0.4
1,794	@	SEACOR Holdings, Inc.	154,661	0.3
1,894	@	Stone Energy Corp.	44,623	0.1
18,558	@	Swift Energy Co.	369,490	0.6
1,750	@	Tetra Technologies, Inc.	11,183	0.0
			2,114,089	3.7

		Financials: 19.1%
2,228		Acadia Realty Trust	49,840	0.1
2,319	@	Amerisafe, Inc.	63,517	0.1
5,800		Bank Mutual Corp.	19,952	0.0
950		Bank of the Ozarks, Inc.	27,588	0.1
9,800	@	BBCN Bancorp, Inc.	105,742	0.2
3,850		Boston Private Financial Holdings, Inc.	34,727	0.1
2,963		Brookline Bancorp., Inc.	26,045	0.0
2,500		Calamos Asset Management, Inc.	27,200	0.0
1,015		Cash America International, Inc.	45,147	0.1
7,000		Cedar Shopping Centers, Inc.	33,600	0.1
1,900		City Holding Co.	61,142	0.1
3,005		Colonial Properties Trust	63,736	0.1
8,643		Columbia Banking System, Inc.	156,611	0.3
4,440		Community Bank
		System, Inc.	118,148	0.2
4,400		Cousins Properties, Inc.	31,856	0.1
4,734		DiamondRock Hospitality Co.	47,056	0.1
3,500		Dime Community Bancshares	45,710	0.1
850		EastGroup Properties, Inc.	42,135	0.1
2,700	@	eHealth, Inc.	43,281	0.1
700		Employers Holdings, Inc.	11,830	0.0
6,716		Entertainment Properties Trust	277,169	0.5
3,680		Extra Space Storage, Inc.	104,365	0.2
14,772	@	Ezcorp, Inc.	348,619	0.6
1,200	@	Financial Engines, Inc.	25,176	0.0
2,700	@	First BanCorp/Puerto Rico	9,855	0.0
1,089	@	First Cash Financial Services, Inc.	40,794	0.1
2,500		First Commonwealth Financial Corp.	15,675	0.0
15,220		First Financial Bancorp.	233,779	0.4
5,425		First Financial Bankshares, Inc.	173,925	0.3
17,796		First Midwest Bancorp., Inc.	179,562	0.3
27,800		FNB Corp.	295,236	0.5
1,379	@	Forestar Real Estate Group, Inc.	18,603	0.0
45,349		Franklin Street Properties Corp.	442,606	0.8
10,200	L	Getty Realty Corp.	164,220	0.3
1,900		Glacier Bancorp., Inc.	27,265	0.0
4,688	@	Hanmi Financial Corp.	44,020	0.1
25,250		Healthcare Realty Trust, Inc.	552,470	1.0
2,850		Home Bancshares, Inc.	80,171	0.1
10,542		Horace Mann Educators Corp.	180,374	0.3
2,731		Independent Bank Corp.	73,819	0.1
1,531		Infinity Property & Casualty Corp.	82,153	0.1
2,200		Inland Real Estate Corp.	18,084	0.0
3,700		Interactive Brokers Group, Inc.	52,762	0.1

See Accompanying Notes to Financial Statements

16

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

2,000	@	Investment Technology Group, Inc.	18,960	0.0
2,266		Kilroy Realty Corp.	104,032	0.2
8,050		Kite Realty Group Trust	38,157	0.1
2,600		LaSalle Hotel Properties	71,708	0.1
5,330		Lexington Realty Trust	44,292	0.1
1,510		LTC Properties, Inc.	48,728	0.1
6,700		Meadowbrook Insurance Group, Inc.	59,563	0.1
54,714		Medical Properties Trust, Inc.	492,426	0.9
6,451		Mid-America Apartment Communities, Inc.	434,733	0.8
22,330	@	National Financial Partners Corp.	296,989	0.5
25,100		National Penn Bancshares, Inc.	223,641	0.4
1,443	@	Navigators Group, Inc.	69,913	0.1
4,226		NBT Bancorp., Inc.	83,971	0.2
24,700		Northwest Bancshares, Inc.	283,309	0.5
2,600		Old National Bancorp.	30,134	0.1
6,500		Oritani Financial Corp.	88,985	0.2
700		PacWest Bancorp	15,967	0.0
2,800		Parkway Properties, Inc.	29,512	0.1
22,551		Pennsylvania Real Estate Investment Trust	285,947	0.5
950	@	Pinnacle Financial Partners, Inc.	16,207	0.0
188	@	Piper Jaffray Cos.	4,119	0.0
2,108		Post Properties, Inc.	102,048	0.2
2,700		Presidential Life Corp.	23,787	0.0
2,577		PrivateBancorp, Inc.	37,959	0.1
1,219		ProAssurance Corp.	107,443	0.2
5,000		Prospect Capital Corp.	53,850	0.1
4,850		Provident Financial Services, Inc.	67,657	0.1
4,511		PS Business Parks, Inc.	297,230	0.5
400		RLI Corp.	26,656	0.0
3,500		S&T Bancorp, Inc.	60,095	0.1
1,920		Safety Insurance Group, Inc.	77,011	0.1
1,500		Saul Centers, Inc.	60,240	0.1
4,050		Selective Insurance Group	68,445	0.1
2,159		Simmons First National Corp.	51,341	0.1
948		Sovran Self Storage, Inc.	46,784	0.1
3,900		Sterling Bancorp.	35,490	0.1
2,400		Stewart Information Services Corp.	33,192	0.1
16,372	@	Stifel Financial Corp.	520,466	0.9
5,467		Susquehanna Bancshares, Inc.	52,647	0.1
3,686		SWS Group, Inc.	21,195	0.0
5,658		Tanger Factory Outlet Centers, Inc.	175,455	0.3
1,700	@	Texas Capital Bancshares, Inc.	65,926	0.1
1,050	L	Tompkins Financial Corp.	38,441	0.1
10,667		Tower Group, Inc.	209,393	0.4
11,750		Trustco Bank Corp.	60,865	0.1
9,436		UMB Financial Corp.	460,194	0.8
3,764		Umpqua Holdings Corp.	48,292	0.1
1,868		United Bankshares, Inc.	47,858	0.1

2,440	@,L	United Community Banks, Inc./GA	20,081	0.0
2,600		United Fire Group, Inc.	55,250	0.1
1,550		Universal Health Realty Income Trust	59,908	0.1
2,960		Urstadt Biddle Properties, Inc.	52,688	0.1
100		ViewPoint Financial Group	1,525	0.0
700	@	Virtus Investment Partners	49,616	0.1
7,600	@	Wilshire Bancorp., Inc.	38,076	0.1
1,384		Wintrust Financial Corp.	47,070	0.1
5,855	@	World Acceptance, Corp.	400,716	0.7
			10,811,748	19.1

		Health Care: 10.7%
350	@	Abaxism, Inc.	11,459	0.0
900	@	Air Methods Corp.	82,035	0.1
2,300	@	Akorn, Inc.	31,395	0.1
6,562	@	Align Technology, Inc.	204,931	0.4
2,400	@	Almost Family, Inc.	53,352	0.1
852	@	Amedisys, Inc.	9,346	0.0
5,100	@	AMN Healthcare Services, Inc.	30,600	0.1
6,534	@	Amsurg Corp.	178,509	0.3
300		Analogic Corp.	19,782	0.0
6,800	@	Arqule, Inc.	40,392	0.1
1,500	@,L	Bio-Reference Labs, Inc.	28,845	0.1
3,700	@	Cambrex Corp.	26,603	0.0
2,550		Cantel Medical Corp.	55,743	0.1
16,346	@	Centene Corp.	590,744	1.0
700		Chemed Corp.	38,885	0.1
500		Computer Programs & Systems, Inc.	27,200	0.1
1,150		Conmed Corp.	30,808	0.1
800	@	Corvel Corp.	35,544	0.1
3,900	@	Cross Country Healthcare, Inc.	17,706	0.0
3,500	@	CryoLife, Inc.	16,170	0.0
2,067	@	Cubist Pharmaceuticals, Inc.	82,928	0.1
1,150	@	Cyberonics	44,333	0.1
7,300	@	Emergent Biosolutions, Inc.	105,266	0.2
2,100		Ensign Group, Inc.	53,340	0.1
4,200	@	Enzo Biochem, Inc.	7,644	0.0
5,502	@	eResearch Technology, Inc.	43,466	0.1
1,133	@	Gentiva Health Services, Inc.	6,356	0.0
900	@	Greatbatch, Inc.	18,684	0.0
680	@	Haemonetics Corp.	47,403	0.1
800	@	Hanger Orthopedic Group, Inc.	17,256	0.0
1,600	@	Healthways, Inc.	10,480	0.0
7,300	@	Hi-Tech Pharmacal Co., Inc.	210,897	0.4
200	@	ICU Medical, Inc.	10,290	0.0
700	@	Integra LifeSciences Holdings Corp.	24,857	0.0
1,109		Invacare Corp.	16,513	0.0
700	@	IPC The Hospitalist Co., Inc.	24,493	0.0
1,000		Kensey Nash Corp.	38,450	0.1

See Accompanying Notes to Financial Statements

17

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

2,700	@	Kindred Healthcare, Inc.	22,329	0.0
1,200		Landauer, Inc.	60,516	0.1
11,725	@	Magellan Health Services, Inc.	494,443	0.9
2,100	@	Medicines Co.	46,158	0.1
2,500	@	Medidata Solutions, Inc.	70,650	0.1
1,587		Meridian Bioscience, Inc.	30,058	0.1
5,282	@	Merit Medical Systems, Inc.	68,666	0.1
14,044	@	Molina Healthcare, Inc.	358,262	0.6
4,500	@	Momenta Pharmaceuticals, Inc.	62,055	0.1
445	@	MWI Veterinary Supply, Inc.	41,363	0.1
885	@	Neogen Corp.	34,462	0.1
1,600	@	NuVasive, Inc.	31,616	0.1
4,203	@	Omnicell, Inc.	55,017	0.1
2,400	@	Palomar Medical Technologies, Inc.	19,968	0.0
13,416	@	Par Pharmaceutical Cos., Inc.	480,829	0.9
2,306	@	Parexel International Corp.	61,709	0.1
1,050	@	PharMerica Corp.	10,427	0.0
2,251	@	PSS World Medical, Inc.	45,538	0.1
16,670		Quality Systems, Inc.	476,929	0.8
16,400	@,L	Questcor Pharmaceuticals, Inc.	678,960	1.2
8,792	@	Salix Pharmaceuticals Ltd.	455,514	0.8
1,800	@	SurModics, Inc.	25,074	0.0
4,600	@	Symmetry Medical, Inc.	35,604	0.1
3,010	@	Viropharma, Inc.	60,621	0.1
987		West Pharmaceutical Services, Inc.	47,179	0.1
			6,066,652	10.7

		Industrials: 15.5%
1,100	@,L	3D Systems Corp.	33,440	0.1
2,400		AAON, Inc.	44,976	0.1
22,533		AAR Corp.	271,523	0.5
1,670		ABM Industries, Inc.	35,855	0.1
2,195		Actuant Corp.	57,443	0.1
1,050	@	Aegion Corp.	16,558	0.0
1,350		Albany International Corp.	24,624	0.0
2,134	@	Allegiant Travel Co.	138,390	0.2
1,987		American Science & Engineering, Inc.	96,270	0.2
1,300		AO Smith Corp.	60,008	0.1
3,541		Apogee Enterprises, Inc.	52,336	0.1
7,217		Applied Industrial Technologies, Inc.	272,153	0.5
12,071		Arkansas Best Corp.	152,698	0.3
627	@	Astec Industries, Inc.	17,211	0.0
3,200		AZZ, Inc.	171,616	0.3
1,440		Barnes Group, Inc.	33,509	0.1
1,107		Belden CDT, Inc.	34,594	0.1
7,599		Brady Corp.	208,517	0.4
2,349		Briggs & Stratton Corp.	39,698	0.1
1,100		Cascade Corp.	54,956	0.1
1,600		CDI Corp.	26,848	0.0
5,496		Ceradyne, Inc.	138,444	0.2
300		CIRCOR International, Inc.	9,657	0.0

4,800		Comfort Systems USA, Inc.	43,584	0.1
2,731	@	Consolidated Graphics, Inc.	79,663	0.1
5,762		Cubic Corp.	250,071	0.4
16,862		Curtiss-Wright Corp.	512,436	0.9
3,850	@	Dolan Media Co.	27,604	0.0
1,186	@	Dycom Industries, Inc.	23,222	0.0
2,141		EMCOR Group, Inc.	58,556	0.1
2,800	@	Encore Capital Group, Inc.	67,872	0.1
2,400		Encore Wire Corp.	60,024	0.1
1,900	@	EnerSys	62,662	0.1
700	@	EnPro Industries, Inc.	26,964	0.0
7,800		ESCO Technologies, Inc.	272,220	0.5
1,689	@	Exponent, Inc.	79,755	0.1
7,900	@	Federal Signal Corp.	39,342	0.1
1,259		Forward Air Corp.	39,948	0.1
800		Franklin Electric Co., Inc.	39,136	0.1
2,400		G&K Services, Inc.	70,032	0.1
7,500	@	Gencorp, Inc.	45,900	0.1
19,455	@	Geo Group, Inc.	423,341	0.7
3,800	@	Gibraltar Industries, Inc.	38,836	0.1
5,839		Griffon Corp.	46,770	0.1
1,788		Healthcare Services Group	34,955	0.1
2,466		Heartland Express, Inc.	35,116	0.1
2,250		Heidrick & Struggles International, Inc.	36,945	0.1
1,429	@	HUB Group, Inc.	49,958	0.1
13,674	@	II-VI, Inc.	258,439	0.5
841		Insperity, Inc.	21,118	0.0
2,515		Interface, Inc.	31,915	0.1
3,629		John Bean Technologies Corp.	50,552	0.1
696		Kaman Corp.	20,358	0.0
1,416		Kaydon Corp.	31,591	0.1
3,600		Kelly Services, Inc.	42,084	0.1
1,659		Knight Transportation, Inc.	27,805	0.1
500		Lawson Products	4,905	0.0
387		Lindsay Manufacturing Co.	21,537	0.0
2,200	@	Lydall, Inc.	27,390	0.0
850	@	Mobile Mini, Inc.	11,679	0.0
8,567	@	Moog, Inc.	325,717	0.6
1,362		Mueller Industries, Inc.	57,858	0.1
172	L	National Presto Industries, Inc.	11,534	0.0
2,100	@	Navigant Consulting, Inc.	25,137	0.0
2,500	@	NCI Building Systems, Inc.	24,300	0.0
3,628	@	Old Dominion Freight Line	158,036	0.3
4,700	@	On Assignment, Inc.	78,302	0.1
37,345	@	Orbital Sciences Corp.	417,891	0.7
3,400	@	Orion Marine Group, Inc.	22,712	0.0
1,525	@	Portfolio Recovery Associates, Inc.	105,393	0.2
1,100	@	Powell Industries, Inc.	40,458	0.1
1,669		Quanex Building Products Corp.	27,555	0.0

See Accompanying Notes to Financial Statements

18

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

1,800		Resources Connection, Inc.	21,600	0.0
7,880		Robbins & Myers, Inc.	359,249	0.6
1,633		Simpson Manufacturing Co., Inc.	45,381	0.1
1,600		Standex International Corp.	65,104	0.1
14,371	@	SYKES Enterprises, Inc.	216,284	0.4
10,140	@	Teledyne Technologies, Inc.	604,141	1.1
800		Tennant Co.	33,760	0.1
19,515	@	Tetra Tech, Inc.	487,680	0.9
1,233		Toro Co.	91,871	0.2
755	@	TrueBlue, Inc.	11,287	0.0
2,688		Unifirst Corp.	153,807	0.3
9,836		United Stationers, Inc.	248,359	0.4
858		Universal Forest Products, Inc.	32,304	0.1
2,550		Viad Corp.	45,160	0.1
2,500		Vicor Corp.	15,050	0.0
1,100		Watts Water Technologies, Inc.	36,355	0.1
			8,767,894	15.5

		Information Technology: 18.0%
1,875	@	Advanced Energy Industries, Inc.	25,594	0.0
1,900	@	Agilysys, Inc.	13,832	0.0
867	@	Anixter International, Inc.	49,861	0.1
3,258	@	Arris Group, Inc.	40,171	0.1
700	@	ATMI, Inc.	14,007	0.0
3,700	@	Avid Technology, Inc.	26,418	0.0
600		Badger Meter, Inc.	21,666	0.0
1,300		Bel Fuse, Inc.	21,164	0.0
2,790	@	Benchmark Electronics, Inc.	37,777	0.1
2,253		Black Box Corp.	50,422	0.1
1,200		Blackbaud, Inc.	31,020	0.1
1,400	@	Bottomline Technologies, Inc.	25,032	0.0
47,071	@	Brightpoint, Inc.	229,236	0.4
18,127		Brooks Automation, Inc.	169,850	0.3
794	@	Cabot Microelectronics Corp.	24,884	0.0
1,016	@	CACI International, Inc.	43,485	0.1
11,100	@	Cardtronics, Inc.	311,022	0.6
2,950	@	Ceva, Inc.	51,271	0.1
1,657	@	Checkpoint Systems, Inc.	12,941	0.0
9,100	@	Ciber, Inc.	32,578	0.1
2,600	@	Cirrus Logic, Inc.	74,672	0.1
1,061		Cognex Corp.	37,124	0.1
3,050		Cohu, Inc.	28,487	0.1
1,584	@	Commvault Systems, Inc.	74,242	0.1
4,000	@	comScore, Inc.	72,600	0.1
9,353		Comtech Telecommunications	270,115	0.5
11,269	@	CSG Systems International	185,938	0.3
4,360		CTS Corp.	40,897	0.1
1,150	@	Cymer, Inc.	62,295	0.1
4,648		Daktronics, Inc.	30,444	0.1
1,486	@	DealerTrack Holdings, Inc.	40,568	0.1
3,200	@	Digi International, Inc.	28,928	0.1

1,400	@	Digital River, Inc.	20,440	0.0
1,900	@	Diodes, Inc.	37,183	0.1
3,000	@	DSP Group, Inc.	18,810	0.0
805	@	DTS, Inc.	22,242	0.0
1,300	L	Ebix, Inc.	22,620	0.0
3,050		Electro Scientific Industries, Inc.	33,642	0.1
4,000		EPIQ Systems, Inc.	44,120	0.1
5,650	@	Exar Corp.	44,352	0.1
2,100	@	Faro Technologies, Inc.	96,873	0.2
1,300	@	FEI Co.	59,501	0.1
1,850		Forrester Research, Inc.	59,718	0.1
74,800	@	GT Advanced Technologies, Inc.	314,160	0.6
3,584	@	Harmonic, Inc.	15,734	0.0
1,501		Heartland Payment Systems, Inc.	43,799	0.1
1,700	@,L	Higher One Holdings, Inc.	21,607	0.0
1,050	@	Hittite Microwave Corp.	51,744	0.1
3,800	@	iGate Corp.	62,282	0.1
4,800	@	Infospace, Inc.	61,248	0.1
10,369	@	Insight Enterprises, Inc.	154,394	0.3
1,800	@	Interactive Intelligence Group	46,440	0.1
9,046	@	Intermec, Inc.	53,462	0.1
2,900	@	Intevac, Inc.	21,895	0.0
17,889		j2 Global, Inc.	432,735	0.8
17,106	@	JDA Software Group, Inc.	473,494	0.8
8,500	@	Kopin Corp.	26,095	0.0
32,700	@	Kulicke & Soffa Industries, Inc.	344,004	0.6
2,500	@	Liquidity Services, Inc.	159,725	0.3
950		Littelfuse, Inc.	54,663	0.1
6,000	@	LivePerson, Inc.	103,560	0.2
700	@,L	LogMeIn, Inc.	22,435	0.0
1,014	@	Manhattan Associates, Inc.	48,165	0.1
10,498		MAXIMUS, Inc.	477,764	0.8
1,900	@	Measurement Specialties, Inc.	62,073	0.1
3,850	@	Mercury Computer Systems, Inc.	45,622	0.1
4,668		Methode Electronics, Inc.	35,057	0.1
2,211		Micrel, Inc.	21,646	0.0
26,407	@	Microsemi Corp.	466,348	0.8
300	@	MicroStrategy, Inc.	36,594	0.1
2,277		MKS Instruments, Inc.	59,544	0.1
800	@	Monolithic Power Systems, Inc.	15,032	0.0
4,500	@	Monotype Imaging Holdings, Inc.	61,650	0.1
2,000		MTS Systems Corp.	77,320	0.1
1,000	@	NCI, Inc.	4,270	0.0
12,544	@	Netgear, Inc.	393,756	0.7
997	@	Netscout Systems, Inc.	19,990	0.0
4,765	@	Newport Corp.	56,656	0.1
6,700	@	Novatel Wireless, Inc.	13,869	0.0
5,050	@	Oplink Communications, Inc.	64,741	0.1
1,900		Opnet Technologies, Inc.	47,443	0.1
750	@	OSI Systems, Inc.	47,865	0.1
2,601		Park Electrochemical Corp.	61,019	0.1

See Accompanying Notes to Financial Statements

19

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

2,300		PC-Tel, Inc.	14,053	0.0
3,900	@	Perficient, Inc.	44,187	0.1
3,100	@	Pericom Semiconductor Corp.	24,366	0.0
1,262	@	Plexus Corp.	35,336	0.1
1,050		Power Integrations, Inc.	42,850	0.1
18,125	@	Progress Software Corp.	348,362	0.6
5,250		Pulse Electronics Corp.	10,290	0.0
2,936	@	Radisys Corp.	17,146	0.0
1,700	@	Rofin-Sinar Technologies, Inc.	33,745	0.1
600	@	Rogers Corp.	24,186	0.0
4,000	@	Rudolph Technologies, Inc.	34,480	0.1
700	@	Scansource, Inc.	20,979	0.0
1,641	@	Sigma Designs, Inc.	9,813	0.0
950	@	Sourcefire, Inc.	52,402	0.1
1,515	@	Stamps.com, Inc.	37,208	0.1
2,700	@	Standard Microsystems Corp.	98,928	0.2
900	@,L	Stratasys, Inc.	42,768	0.1
3,300	@	Super Micro Computer, Inc.	52,602	0.1
1,600	@	Supertex, Inc.	29,744	0.1
5,400	@	Symmetricom, Inc.	29,430	0.1
14,469	@	Synaptics, Inc.	388,059	0.7
1,100	@	Synchronoss Technologies, Inc.	19,701	0.0
993	@	SYNNEX Corp.	33,117	0.1
2,408	@	Take-Two Interactive Software, Inc.	27,740	0.1
9,197	@	TeleTech Holdings, Inc.	137,035	0.2
20,975		Tessera Technologies, Inc.	285,050	0.5
12,993	@	Triquint Semiconductor, Inc.	67,694	0.1
18,595	@	TTM Technologies, Inc.	171,818	0.3
566	@	Tyler Technologies, Inc.	21,112	0.0
1,133	@	Ultratech, Inc.	34,353	0.1
41,116		United Online, Inc.	162,408	0.3
1,281	@	Veeco Instruments, Inc.	44,425	0.1
11,230	@,L	Viasat, Inc.	471,885	0.8
2,300	@	Virtusa Corp.	33,649	0.1
700	@	Volterra Semiconductor Corp.	19,446	0.0
1,450	@	Websense, Inc.	26,941	0.0
3,800	@	XO Group, Inc.	33,554	0.1
			10,198,804	18.0

		Materials: 5.3%
2,725		A Schulman, Inc.	58,233	0.1
4,500	L	AK Steel Holding Corp.	27,135	0.0
2,100	@,L	AM Castle & Co.	23,037	0.0
469		Amcol International Corp.	13,170	0.0
2,900		American Vanguard Corp.	78,155	0.1
10,901		Balchem Corp.	316,565	0.6
1,710		Buckeye Technologies, Inc.	47,384	0.1
7,125	@	Calgon Carbon Corp.	95,261	0.2
1,380	@	Century Aluminum Co.	9,770	0.0
6,224	@	Clearwater Paper Corp.	195,060	0.3
1,350		Deltic Timber Corp.	75,073	0.1
1,200		Eagle Materials, Inc.	38,520	0.1
1,100		Hawkins, Inc.	36,311	0.1

1,500		Haynes International, Inc.	76,500	0.1
1,491		HB Fuller Co.	45,326	0.1
7,700	@	Headwaters, Inc.	35,497	0.1
1,000		Innophos Holdings, Inc.	50,480	0.1
600		Kaiser Aluminum Corp.	28,794	0.0
19,900	@	KapStone Paper and Packaging Corp.	307,256	0.5
5,700		Koppers Holdings, Inc.	200,127	0.4
2,600	@	Kraton Performance Polymers, Inc.	49,686	0.1
2,300	@	LSB Industries, Inc.	63,986	0.1
6,917		Materion Corp.	152,797	0.3
4,350		Myers Industries, Inc.	73,167	0.1
1,850		Neenah Paper, Inc.	48,211	0.1
1,200		Olympic Steel, Inc.	19,896	0.0
20,750	@	OM Group, Inc.	377,857	0.7
3,468		PolyOne Corp.	45,882	0.1
1,640		Quaker Chemical Corp.	68,536	0.1
1,650	@	RTI International Metals, Inc.	34,634	0.1
712		Schweitzer-Mauduit International, Inc.	47,633	0.1
1,030		Stepan Co.	93,091	0.2
700		Texas Industries, Inc.	22,400	0.0
2,994		Tredegar Corp.	40,569	0.1
6,200		Wausau Paper Corp.	57,102	0.1
2,764		Zep, Inc.	38,751	0.1
			2,991,852	5.3

		Telecommunications: 0.6%
1,150		Atlantic Tele-Network, Inc.	37,835	0.1
4,435	@	Cbeyond, Inc.	26,255	0.0
11,600	@	Cincinnati Bell, Inc.	41,064	0.1
4,600	@	General Communication, Inc.	29,164	0.0
1,869		Lumos Networks Corp.	19,157	0.0
6,633	@	Neutral Tandem, Inc.	90,010	0.2
1,969		NTELOS Holdings Corp.	37,687	0.1
2,793		USA Mobility, Inc.	34,689	0.1
			315,861	0.6

		Utilities: 4.1%
5,200		Allete, Inc.	203,060	0.4
6,050		American States Water Co.	222,580	0.4
2,352		Avista Corp.	59,764	0.1
1,700		Central Vermont Public Service Corp.	59,687	0.1
1,917		CH Energy Group, Inc.	125,813	0.2
11,964		El Paso Electric Co.	367,175	0.6
648		Laclede Group, Inc.	24,695	0.0
1,662		New Jersey Resources Corp.	69,771	0.1
750		Northwest Natural Gas Co.	34,762	0.1
1,300		NorthWestern Corp.	46,163	0.1
2,467		Piedmont Natural Gas Co.	74,799	0.1
1,200		South Jersey Industries, Inc.	58,092	0.1
10,354		Southwest Gas Corp.	434,661	0.8
2,150		UIL Holdings Corp.	72,692	0.1

See Accompanying Notes to Financial Statements

20

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2012 (CONTINUED)

13,022		UNS Energy Corp.	488,195	0.9
			2,341,909	4.1
	Total Common Stock (Cost $51,694,676)		55,253,049	97.6

RIGHTS: –%
		Materials: –%
3,200	X	Gerber Scientific	–	–

	Total Rights (Cost $–)		–	–

	Total Long-Term Investments (Cost $51,694,676)		55,253,049	97.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.9%
		Securities Lending Collateralcc(1): 4.6%
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 05/31/12, 0.22%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.210%, Market Value plus accrued interest $1,020,000, due 04/20/61-04/01/42)	1,000,000	1.8
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/12, 0.21%, due 06/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.146%-5.500%, Market Value plus accrued interest $1,020,000, due 06/01/35-05/01/42)	1,000,000	1.7
618,346		Nomura Securities, Repurchase Agreement dated 05/31/12, 0.23%, due 06/01/12 (Repurchase Amount $618,350, collateralized by various U.S. Government Agency Obligations, 1.558%- 6.146%, Market Value plus accrued interest $630,713, due 07/01/17- 08/01/45)	618,346	1.1
			2,618,346	4.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
1,310,648	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,310,648)	1,310,648	2.3
	Total Short-Term Investments (Cost $3,928,994)	3,928,994	6 .9

	Total Investments in Securities (Cost $55,623,670)	$59,182,043	104.5
	Liabilities in Excess of Other Assets	(2,536,295)	(4 .5)

	Net Assets	$56,645,748	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $56,330,349.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,631,024
Gross Unrealized Depreciation	(4,779,330)

Net Unrealized Appreciation	$2,851,694

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the assets and liabilities:

See Accompanying Notes to Financial Statements

21

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2012
Asset Table
Investments, at value
Common Stock*	$55,253,049	$–	$–	$55,253,049
Rights	–	–	–	–
Short-Term Investments	1,310,648	2,618,346	–	3,928,994

Total Investments, at value	$56,563,697	$2,618,346	$–	$59,182,043

Liabilities Table
Other Financial Instruments+
Futures	$(38,033)	$–	$–	$(38,033)

Total Liabilities	$(38,033)	$–	$–	$(38,033)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ended May 31, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	18	06/15/12	$1,369,980	$(38,033)

			$1,369,980	$(38,033)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The far value of derivative instruments as of May 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives

Equity contracts	Net Assets- Unrealized depreciation*	$38,033

Total Liability Derivatives		$38,033

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90 th day prior to such meeting and not later than the close of business on the later of the 60 th day prior to such meeting or the 10 th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as
EX-99.906CERT.

(3)	Not applicable.